UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under Rule 14a-12

VICI PROPERTIES INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2024

VICI Properties Inc.

Notice of Annual Meeting and Proxy Statement

VICI™

A LETTER TO OUR STOCKHOLDERS FROM THE CEO

March 14, 2024

535 Madison Avenue, New York, New York 10022 · Telephone (646) 949-4631
Dear Fellow Stockholders,
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of VICI Properties Inc. on Tuesday, April 30, 2024, at 10:00 a.m., Eastern Time, which will be held solely by means of remote communication in a virtual meeting format and conducted via live audio webcast in order to continue to provide greater access and visibility to our stockholders.
The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. In addition, the virtual format provides the opportunity for participation by a broader group of our stockholders and enables the company to communicate more effectively with its stockholders who are able to participate from around the world. You can attend the Annual Meeting via the Internet at www.virtualshareholdermeeting.com/VICI2024 by using the 16-digit control number that appears on your proxy card and the voting instruction form that accompanied your proxy materials. During this virtual meeting, you may ask questions and will be able to vote your shares electronically. You may submit a question in advance of the meeting at www.proxyvote.com after logging in with your control number found on your proxy card, voting instruction form or Notice of Availability. You will also have the ability to submit questions in advance of the Annual Meeting via the meeting website. All questions submitted should be relevant to the matters properly addressed during this meeting. The business that will be conducted at the Annual Meeting is described in the Notice of Annual Meeting of Stockholders and Proxy Statement.
Your Board of Directors is unanimously recommending a highly qualified, experienced, diverse and actively engaged slate of nominees for election to the Board of Directors at the Annual Meeting. Your Board’s nominees are James R. Abrahamson, Diana F. Cantor, Monica H. Douglas, Elizabeth I. Holland, Craig Macnab, Edward B. Pitoniak and Michael D. Rumbolz. Your Board brings executive and financial leadership, a wide range of complementary skills and diverse backgrounds relevant to the company’s industry, strategy and commitment to creating long-term stockholder value.
At the Annual Meeting, you will be asked to:
1	2	3	4
Elect the seven members named in the accompanying proxy statement to serve on our Board of Directors	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024	Approve (on a non-binding, advisory basis) the compensation of our named executive officers	Recommend (on a non-binding, advisory basis) the frequency of holding stockholder advisory votes on executive officer compensation
In addition, you will be asked to transact any such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. The accompanying proxy statement provides a detailed description of these proposals and instructions on how to vote your shares.
Your vote is very important. Whether or not you plan to attend the meeting, please vote as soon as possible. Instructions on how to vote are contained in the proxy statement.
On behalf of the Board of Directors and our employees, we thank you for your continued interest in and support of our company.
Sincerely,
Edward B. Pitoniak
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TUESDAY, APRIL 30, 2024 10:00 A.M., EASTERN TIME VIRTUAL MEETING ACCESS: WWW.VIRTUALSHAREHOLDERMEETING.COM/VICI2024	PROXY VOTING
Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares now as instructed in the proxy statement.
To Our Stockholders:
You are cordially invited to attend the virtual 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of VICI Properties Inc., at which stockholders will vote on the following proposals:
Items of Business		Board Recommends
1.	Election of the seven director nominees named in the accompanying proxy statement	FOR See page 9
2.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024	FOR See page 42
3.	Approval (on a non-binding, advisory basis) of the compensation of our named executive officers	FOR See page 49
4.	Recommendation (on a non-binding, advisory basis) for the frequency of holding stockholder advisory votes on executive officer compensation	ONE YEAR See page 74
Other business will be transacted as may properly come before the Annual Meeting or any postponement or adjournment thereof.
Record Date
Stockholders of record as of the close of business on March 4, 2024 are entitled to notice of and to vote at the Annual Meeting and at any postponement or adjournment thereof.
This Notice of Annual Meeting and the accompanying proxy statement are first being made available to our stockholders on or about March 14, 2024.
By Order of the Board of Directors,
Samantha Sacks Gallagher
Executive Vice President, General Counsel
and Secretary
New York, New York
March 14, 2024

VOTING CAN BE COMPLETED IN ONE OF FOUR WAYS:
VIA THE INTERNET Go to www.proxyvote.com, available 24/7
BY TELEPHONE Use the toll-free number shown on your Proxy Card or Voting Instruction Form and follow the recorded instructions
BY MAIL Mark, sign, date and return the enclosed Proxy Card and related instructions in the postage-paid envelope
DURING THE MEETING Vote through the virtual portal at www.virtualshareholdermeeting.com/VICI2024 during the Annual Meeting

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 30, 2024.
The accompanying proxy statement and our 2023 Annual Report are available at https://investors.viciproperties.com/ annual-meeting/. In addition, our stockholders may access this information, as well as submit their voting instructions, at www.proxyvote.com by having their proxy card and related instructions in hand.

INDEX OF FREQUENTLY REQUESTED INFORMATION
Director Nominees	10	Total Stockholder Return Benchmarking	52
Corporate Governance Matters	21	Peer Group and Benchmarking	55
Environmental Sustainability and Social Responsibility	32	2023 STIP Award Opportunities and Results	57
Human Capital Management	40	2021 LTIP Performance-Based Award Results	60
		Stock Ownership Guidelines	62

i

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider and you should read the entire Proxy Statement carefully before voting.
2024 Annual Meeting of Stockholders

How to Vote

VIA THE INTERNET	BY TELEPHONE	BY MAIL	DURING THE MEETING
Go to www.proxyvote.com, available 24/7	Use the toll-free number shown on your Proxy Card or Voting Instruction Form and follow the recorded instructions	Mark, sign, date and return the enclosed Proxy Card and related instructions in the postage-paid envelope	Vote through the virtual portal at www.virtualshareholdermeeting.com/VICI2024 during the Annual Meeting
Annual Meeting Proposals

Proposal	Board Vote Recommendation	Page Reference
Proposal 1: Election of Directors	FOR each nominee	9
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	42
Proposal 3: Non-binding, Advisory Vote to Approve the Compensation of Named Executive Officers	FOR	49
Proposal 4: Non-binding, Advisory Vote on the Frequency of Holding Stockholder Advisory Votes on Executive Officer Compensation	ONE YEAR	74
General

VICI Properties Inc. (“VICI,” the “Company,” “we,” “us” and “our”) is utilizing the Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish their proxy materials over the Internet. As a result, we mailed to our stockholders a Notice Regarding the Availability of Proxy Materials (the “Notice of Availability”) instead of a paper copy of the proxy materials (including the proxy card (the “Proxy Card”), this proxy statement (the “Proxy Statement”) and our 2023 Annual Report) on or about March 14, 2024. We also provided access to our proxy materials over the Internet beginning on that date. The Notice of Availability contained instructions on how to access this Proxy Statement and the 2023 Annual Report and how to vote at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”), online or by toll-free number. Subsequent to receiving the Notice of Availability, all stockholders have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Additionally, stockholders can access a copy of the proxy materials at www.proxyvote.com.
Our board of directors (the “Board of Directors” or “Board”) is soliciting proxies to be voted at the Annual Meeting. The Proxy Statement provides the information stockholders need to know to vote by proxy or in person (virtually) at the Annual Meeting. Stockholders do not need to attend the Annual Meeting in order to vote. If, at the close of business on March 4, 2024, you were a stockholder of record or held shares through a broker, bank or other nominee, you may vote your shares by proxy via the Internet, by telephone or by mail. For shares held through a broker, bank or other nominee, you may vote by submitting voting instructions to your broker, bank or other nominee. Please refer to information from your broker, bank or other nominee on how to submit voting instructions.
1

PROXY STATEMENT SUMMARY

2023 Business Highlights

Our key 2023 business highlights are set forth below (data presented as of December 31, 2023):

2	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY
Our Board Nominees

Our Board of Directors has a breadth of experience, a wide range of complementary skills and reflects diverse perspectives and backgrounds relevant to our industry and strategy. We believe the partnership and oversight of a diverse board with proven executive and financial leadership experience are essential to creating long-term stockholder value. Below presents a snapshot of the expected composition of our Board of Directors immediately following the Annual Meeting.
SNAPSHOT OF BOARD PROFILE AND DIVERSITY

(1) Comprised of the Chair of the Board and each committee of the Board.
BOARD AND COMMITTEE MEMBERSHIP
Name	Director Since	Age	Independent	Audit	Compensation	Nominating and Governance	# of Other Public Company Boards
James R. Abrahamson(1)	October 2017	68					1
Diana F. Cantor*	May 2018	66					2
Monica H. Douglas	February 2020	51					0
Elizabeth I. Holland*	January 2018	58					1
Craig Macnab*	October 2017	68					2
Edward B. Pitoniak(2)	October 2017	68					0
Michael D. Rumbolz	October 2017	69					1
Committee Chair	Committee Member

(1)
Mr. Abrahamson serves as our independent chair of the Board of Directors. Whenever possible, he actively participates, but does not vote, in meetings of the committees of the Board.

(2)
Mr. Pitoniak serves as our Chief Executive Officer.

*
Audit committee financial expert.

3

PROXY STATEMENT SUMMARY

INDIVIDUAL DIRECTOR SKILLS MATRIX
The matrix below represents some of the key qualifications, skills and experience that we have identified as particularly valuable to the effective oversight of the Company and the execution of our strategy, including with respect to each individual director. This matrix highlights the diversity of perspective and the depth and breadth of the qualifications, skills and experience of our current directors.
	James R. Abrahamson	Diana Cantor	Monica H. Douglas	Elizabeth I. Holland	Craig Macnab	Edward B. Pitoniak	Michael D. Rumbolz	Overall
Individual Skills / Qualifications
Capital Markets / M&A / Investment Banking experience is valuable in understanding the role that transactional activity, capital markets and financing plays in our business and growth strategy.
Finance / Accounting experience is helpful in understanding and overseeing our internal controls and financial reporting.
Government Relations / Legal and Regulatory / Public Policy experience is beneficial in understanding the highly-regulated nature of the gaming industry and policy considerations.
Risk Oversight and Management is vital to fulfilling the Board’s role with respect to management oversight and risk mitigation.
Strategic Planning and Leadership is beneficial in providing insights into the future growth and strategy of our Company.
Other Public Company Board Experience contributes to an understanding of best-practice corporate governance and alternative approaches.
CEO / Executive Management experience allows for a better understanding of management’s perspective.
Human Capital Management experience is essential to maintaining our culture and attracting, engaging and retaining employees.
Executive Compensation experience is valuable in assessing the structure and design of our executive compensation program and practices.
Environmental Sustainability experience is beneficial to an understanding of our impact on the environment and the importance of sustainability considerations within the real estate industry.
Social Responsibility experience is valuable in contributing to the advancement of our community engagement, diversity, equity and inclusion and other social initiatives.
Corporate Governance experience is valuable in contributing to our continuing pursuit of best-in-class corporate governance practices.
Cybersecurity and Information Technology experience is critical to an understanding of information security and risk management.
Individual Industry Experience
Consumer Discretionary Industry experience provides key insights with respect to consumer-facing sectors and related implications for our and our tenants’ businesses.
Entertainment, Lodging and/ or Hospitality Industry experience provides a meaningful advantage in contributing to our strategic planning and growth.
Gaming Industry experience is critical to understanding the perspectives of our tenants and considerations with respect to our core assets, as well as the continued evolution of gaming.
REITs / Real Estate Industry experience is beneficial in understanding the processes and considerations that drive successful outcomes in our business model.
International experience is beneficial in advising management with respect to expansion into international jurisdictions in alignment with its growth strategy.
Technology Industry experience provides an advantage in understanding industry disruption and future trends related to the growth and evolution of the experiential sector.

4	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY
Corporate Governance Snapshot

We are committed to sustainable corporate governance practices that promote long-term value creation, transparency and accountability to our stockholders. Our high-level corporate governance structure, including our employee-led initiatives and external advisors, are presented below.
In addition, below are the highlights of our corporate governance practices.
Corporate Governance Best Practices
YES
•
Separate Chair and Chief Executive Officer

•
Independent Non-Executive Chair

•
Fully Independent Board Committees

•
Annual Election of All Directors

•
Majority Voting for Directors

•
Regular Executive Sessions of Independent Directors

•
Annual Board, Committee and Director Self-Evaluations (Led Periodically by an Independent Evaluator)

•
Systemic Risk Oversight by Board and Committees

•
Committee and Board Oversight of ESG Matters

•
Committee Oversight of Cybersecurity and Information Technology

•
Director Retirement Policy

•
Proxy Access Rights Consistent with Market Standard

•
Stockholder Right to Call Special Meeting Without Material Restriction

•
Strong Investor Outreach Program and Annual Calendar

•
Opted Out of Maryland Unsolicited Takeover Act (MUTA)

•
Robust Stock Ownership Requirements for Directors and Executive Officers

•
Robust Anti-Hedging, Anti-Short Sale and Anti-Pledging Policies

•
Incentive Compensation Clawback Policy

•
Annual “Say-on-Pay” Vote

•
“Double-Trigger” for Change in Control Severance Payments

•
One-Year Minimum Vesting Period on Equity Grants (Subject to 5% Carve-Out)

NO
•
No Classified or Staggered Board

•
No Supermajority Voting Requirements in Bylaws

•
No Material Related Party Transactions

•
No Compensation Committee Interlocks

•
No Family Relationships Among Directors and Executive Officers

•
No Poison Pill

•
No Excise Tax Gross-Up Provisions

•
No Repricing of Underwater Options or Share Appreciation Rights

•
No Excess Perquisites

5

PROXY STATEMENT SUMMARY

Environmental Sustainability, Social Responsibility and Corporate Governance Highlights

Environmental Sustainability Highlights
Key Objectives and Approach
•
Corporate Sustainability — Set an example by striving to improve the environmental performance of our headquarters and externally managed golf course operations, including reducing water usage, improving energy efficiency, reducing waste, and increasing recycling and waste diversion

•
Triple-Net Property Sustainability Support — Act within the scope of our triple-net lease structure to address the sustainability and long-term climate resilience of properties across our portfolio by supporting our tenants’ implementation of environmental sustainability and performance improvement measures

•
Stakeholder Expectations and Reporting — Improve our ability to address investor and other stakeholder group expectations with respect to our corporate-level environmental sustainability initiatives, including through our tenant engagement efforts and data reporting capabilities

Recent Highlights
•
Advanced our sustainability efforts at our golf courses in partnership with our golf course manager, CDN Golf Management, Inc. (“CDN Golf”), continued to reduce water usage year-over-year, improved our sustainability infrastructure and utilized the results of sustainability audits to inform future capital expenditure plans and drive cost savings and efficiencies

•
Continued to engage with our tenants regarding their environmental sustainability initiatives, shared property-level climate risk reports with tenants to encourage their independent climate risk mitigation efforts, and continued to evaluate potential tenant incentives to encourage tenants’ sustainability initiatives at our triple-net leased properties

•
Released in September 2023 our comprehensive 2022-2023 Environmental Sustainability, Social Responsibility and Corporate Governance Report (“2022-2023 ESG Report”), including disclosure aligned with the Sustainability Accounting Standards Board (SASB) — Real Estate index, expanding our ESG framework participation beyond the Task Force on Climate-Related Financial Disclosures (TCFD)

Social Responsibility Highlights
Key Objectives and Approach
•
Company Culture — Nurture our company culture and focus on the health, safety, wellbeing, and professional development of our employees through recruiting and retention, employee engagement, and strong support and benefits

•
Community and Corporate Citizenship — Support the communities in which we operate and own properties and demonstrate our commitment to corporate social responsibility through volunteering, regular giving, and identifying unique opportunities to contribute to charitable causes

•
Advance Social Responsibility Issues — Enhance our commitments to key social responsibility issues by implementing and expanding policies and procedures, employee training, and external engagement

Recent Highlights
•
Continued effort on improving our employee engagement programs, including a collaborative teamwide effort to refresh our VICI Values, implementation of our VICI 101 onboarding, integration and training program, launch of our Management Committee Advisors program, and a drive to continuously improve our benefits offering and identify unique benefits opportunities

•
Expanded our corporate giving initiatives and formalized our pillars of charitable giving, while taking advantage of impact opportunities such as supporting the Las Vegas Super Bowl Host Committee Charities, a 501(c)(3) organization, in connection with Super Bowl LVIII in Las Vegas

•
With 100% participation across our organization, 100% of our employees agreed that “Taking everything into account, this is a great place to work,” resulting in our fifth annual certification as a Great Place to Work ®

6	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

PROXY STATEMENT SUMMARY
Governance Highlights
Key Objectives and Approach
•
Effective Oversight and Risk Management — Maintain effective oversight and risk management as a real estate owner and as appropriate given our status as a triple-net lease lessor

•
Reporting and Strategic Integration — Enhance our internal framework, processes, and controls to continue progressing our ESG reporting capabilities and integrating ESG considerations into our investment, business, and asset management strategies

•
Stockholder Value Creation — Continue our commitment to maintaining the highest standards of corporate governance in promoting long-term value creation, transparency, and accountability to our stockholders

Recent Highlights
•
Completed an initial stakeholder materiality assessment published in our 2022-2023 ESG Report and aligned our ESG program with certain UN Sustainable Development Goals

•
Amended our key policies, including our Code of Business Conduct and Corporate Governance Guidelines, in February 2024 to reflect key topical updates and additional policies in light of the growth of our business

•
Continued to enhance our internal processes and infrastructure, including with respect to third-party risk management and enterprise risk management, and added key human capital resources to our organization

What’s New?
We are consistently striving to improve our approach to environmental sustainability, social responsibility and corporate governance, as well as the quality and transparency of our related disclosure. We believe providing additional information to our investors and other stakeholders is of the utmost importance. New developments regarding these matters include:
Environmental Sustainability
• Updated disclosure regarding our sustainability initiatives at our corporate headquarters and golf courses — see pages 33-34	• Updated disclosure regarding our tenants’ environmental sustainability programs and commitments — see page 37
Social Responsibility
• Updated disclosure regarding our Human Capital Management programs and initiatives — see page 40	• Enhanced disclosure on our corporate citizenship and charitable giving framework and 2023 activity — see page 41
Corporate Governance
• Updated disclosure regarding our corporate polices, certain of which were amended in February 2024 — see pages 23-24	• Enhanced disclosure regarding our Enterprise Risk Management framework and additional risk assessments — see page 29
7

PROXY STATEMENT SUMMARY

Executive Compensation Highlights

Executive Compensation Structure
The following is an overview of the highlights of our compensation structure.
2023 Performance-Based Payout Summary
(1)
AFFO is a non-GAAP financial measure. “GAAP” means the generally accepted accounting principles in the U.S. For a definition and reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure, see the section entitled “Reconciliation of Non-GAAP Measures” on pages 48-49 of our 2023 Annual Report.

2023 Executive Compensation Summary
The table below summarizes the total compensation awarded to each named executive officer with respect to 2023 (see “Compensation Discussion and Analysis” beginning on page 51 of this Proxy Statement for further detail).
	Salary	Bonus	Stock Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
Edward B. Pitoniak Chief Executive Officer	$1,000,000	$—	$6,250,000	$4,000,000	$27,678	$11,277,678
John W.R. Payne President and Chief Operating Officer	$1,200,000	$—	$1,920,000	$2,280,000	$18,102	$5,418,102
David A. Kieske Executive Vice President, Chief Financial Officer and Treasurer	$625,000	$—	$2,125,000	$1,687,500	$15,822	$4,453,322
Samantha S. Gallagher Executive Vice President, General Counsel and Secretary	$585,000	$—	$1,462,500	$1,404,000	$14,910	$3,466,410

8	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS
Introduction

Our Board of Directors currently consists of seven members, all of whom have terms expiring at the Annual Meeting or until his or her earlier death, resignation, removal or a determination by the Board of Directors that such director no longer has the qualifications that are required by the Company’s charter or bylaws. All of our directors will be nominated to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified.
At the Annual Meeting, stockholders will be asked to elect each of the director nominees to serve until the 2025 annual meeting of stockholders or until their respective successors are duly elected and qualified or until his or her earlier death, resignation, removal or a determination by the Board of Directors that such director no longer has the qualifications that were required by the Company’s charter or bylaws. Our Board of Directors, upon the recommendation of our Nominating and Governance Committee, has nominated James R. Abrahamson, Diana F. Cantor, Monica H. Douglas, Elizabeth I. Holland, Craig Macnab, Edward B. Pitoniak and Michael D. Rumbolz to serve as directors. Each of the nominated persons currently serves as a member of the Board of Directors and has consented to being named in this Proxy Statement and to serve as a director, if elected. If any nominee is unavailable for election or service, the Board of Directors may designate a substitute nominee and the persons designated as proxy holders on the Proxy Card will vote for the substitute nominee recommended by the Board of Directors.
We believe that each of our director nominees has the specific experience, qualifications, attributes, and skills necessary to serve as an effective director on our Board of Directors. A description of our process for identifying and evaluating director nominees, as well as our criteria for membership on our Board of Directors, is set forth under the heading “Corporate Governance Matters — Director Candidate Qualification and Selection Process”.
Vote Required

Under our bylaws, to be elected in an uncontested election, director nominees must receive the affirmative vote of a majority of the votes cast, which means that the number of shares of common stock voted for a nominee must exceed the number of shares of common stock voted against that nominee. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
If an incumbent director fails to be re-elected by a majority of votes cast, that director is required under our bylaws to tender his or her resignation to the Board of Directors. Any such resignation will take effect immediately upon its receipt. The Nominating and Governance Committee will consider promptly whether to fill the office of the nominee who has tendered a resignation and make a recommendation to the Board of Directors about filling the vacancy. The Board of Directors is required to act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision and its rationale within 90 days after the election results are certified.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE SET FORTH BELOW.

9

PROPOSAL 1: ELECTION OF DIRECTORS

Director Nominees

Below is the biographical information about the director nominees, including the specific characteristics that led to our Board of Directors and Nominating and Governance Committee to conclude that each should be nominated to serve as a director.

JAMES R.
ABRAHAMSON
Former Chairman and Chief Executive Officer of Interstate Hotels & Resorts
Independent
Age: 68
Director Since: October 2017
Board Role: Chair
Industry Experience:
•
Entertainment, Lodging and/or Hospitality

•
Gaming

•
REITs/Real Estate

•
International

Biographical Information
•
Serves as an independent director of BrightView Holdings Inc. (NYSE: BV), the largest provider of commercial landscape design and maintenance services in the United States, since 2015 and served as interim President and Chief Executive Officer from June through September 2023.

•
Served as Board Chair of Interstate Hotels & Resorts (“Interstate”) from October 2016, the leading global hotel management company, until the sale of Interstate to Aimbridge Hospitality in October 2019. Previously served as Interstate’s Chief Executive Officer from 2011 to March 2017.

•
Served as an independent director of CorePoint Lodging Inc., a leading mid-scale REIT comprised of over 100 hotels, from its launch in 2018 until its sale to a joint venture between affiliates of Highgate Hotels, L.P. and Cerberus Capital Management, L.P. in March 2022; as independent director at LaQuinta Holdings (NYSE: LQ) from 2015 until its sale in 2018; and as an executive director of the Board of Directors of Intercontinental Hotels Group (LON: IHG) in 2010 and 2011.

•
Previously held senior leadership positions with InterContinental Hotels Group (LON: IHG), Hyatt Corporation (NYSE: H), Marcus Corporation (NYSE: MCS) and Hilton Worldwide (NYSE: HLT) and served as President of the Marriott International National Association owners’ organization in 2017 and 2018; as Board Chair of the American Hotel and Lodging Association in 2015 and 2016; and as Board Chair of the U.S. Travel Association in 2013 and 2014.

•
Holds a degree in Business Administration from the University of Minnesota.

Experience, Qualifications, Attributes and Skills
Mr. Abrahamson’s vast experience in, and knowledge of, the hospitality industry provides our Board of Directors with valuable insight into the industry. Skills gained from extensive previous and current board service in public and private companies are also valuable for our Company and our Board of Directors.

Skills/Qualifications
• Capital Markets / M&A / Inv. Banking • Finance / Accounting • Govt. Relations / Legal and Regulatory / Public Policy • Risk Oversight and Management	• Strategic Planning and Leadership • Other Public Company Board Experience • CEO / Executive Management • Human Capital Management	• Executive Compensation • Environmental Sustainability • Social Responsibility • Corporate Governance

DIANA F.
CANTOR
Partner, Alternative
Investment
Management, LLC
Independent
Age: 66
Director Since: May 2018
Board Committees:
Audit (Chair)
Nominating and Governance
Industry Experience:
•
Consumer Discretionary

•
Entertainment, Lodging and/or Hospitality

•
REITs/Real Estate

•
International

•
Technology

Biographical Information
•
Partner and member of the Board of Managers of Alternative Investment Management, LLC, an independent, privately-held investment firm with a focus on private equity and hedge funds since January 2010.

•
Serves on the Board of Directors of Domino’s Pizza, Inc. (NYSE: DPZ) since October 2005 and the Board of Directors of Universal Corporation (NYSE: UVV) since 2012.

•
Serves on the Board of Directors of the VCU Health System Authority (where she chairs the Investment and Debt Committee), as well as Mauser Packaging Solutions and SCP Retirement Services (both private companies).

•
Previously served on the Boards of Directors of Media General Inc., Revlon, Inc., Vistage International, Inc., Knowledge Universe Education LLC, Edelman Financial Services, LLC (previously The Edelman Financial Group Inc. (NASDAQ: EF)), Adore Me, and Service King Body and Paint LLC.

•
Former Chairman and served for 10 years as a Trustee of the Virginia Retirement System, where she served on the Audit and Compliance Committee. Served as a Managing Director with New York Private Bank and Trust from January 2008 through the end of 2009; as founding Chief Executive Officer of the Virginia College Savings Plan, the state’s 529 college savings program, from 1996 to 2008; and as Vice President of Richmond Resources, Ltd. from 1990 through 1996, and as Vice President of Goldman, Sachs & Co. from 1985 to 1990.

•
Certified Public Accountant. Holds a J.D. from New York University School of Law, an MBA from the University of Miami and a B.S. in Accounting from the University of Florida.

Experience, Qualifications, Attributes and Skills
Ms. Cantor possesses extensive financial skills and experience and brings to the Board of Directors an important financial perspective. Ms. Cantor also provides valuable consumer product and marketing knowledge, as well as significant public company directorship experience, providing a valuable perspective to our Company and our Board of Directors.

Skills/Qualifications
• Capital Markets / M&A / Inv. Banking • Finance / Accounting • Govt. Relations / Legal and Regulatory / Public Policy • Risk Oversight and Management	• Strategic Planning and Leadership • Other Public Company Board Experience • CEO / Executive Management • Human Capital Management	• Executive Compensation • Environmental Sustainability • Social Responsibility • Corporate Governance • Cybersecurity / IT

10	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

MONICA H.
DOUGLAS
General Counsel for
The Coca-Cola
Company
Independent
Age: 51
Director Since: February 2020
Board Committees:
Compensation
Industry Experience:
•
Consumer Discretionary

•
International

Biographical Information
•
Serves as General Counsel for The Coca-Cola Company, a global brand and beverage company — a position she has held since April 2021. Prior to that, served as General Counsel, North America from January 2018 through April 2021, Legal Director in South Africa from September 2013 through December 2017 and as Vice-President of Supply Chain and Consumer Affairs from 2008 through 2013.

•
Serves on the Board of Directors of Junior Achievement USA, an organization that provides programs for children in kindergarten through twelfth grade, which fosters work readiness, entrepreneurship and financial literacy skills; the Board of Directors of Jack and Jill of America, Inc., a membership organization of mothers with children ages two through nineteen, dedicated to nurturing future African American leaders by strengthening children through leadership development, volunteer service, philanthropic giving and civic duty; and the Board of Directors of Cool Girls, Inc., an organization dedicated to the self-empowerment of girls.

•
Holds a J.D. from Stanford Law School, and a B.A. from the University of Michigan.

Experience, Qualifications, Attributes and Skills
Ms. Douglas possesses extensive consumer branding knowledge, as well as significant governance and risk management experience, on an international scale, through her experience as a general counsel for one of the most recognizable global brands, all of which provide meaningful additional perspective to our Company and our Board of Directors.

Skills/Qualifications
• Govt. Relations / Legal and Regulatory / Public Policy • Risk Oversight and Management	• Strategic Planning and Leadership • Environmental Sustainability • Social Responsibility	• Corporate Governance • Cybersecurity / IT

ELIZABETH I.
HOLLAND
Chief Executive Officer, Abbell Credit Corporation
and Abbell Associates, LLC
Independent
Age: 58
Director Since: January 2018
Board Committees:
Audit
Nominating and
Governance (Chair)
Industry Experience:
•
Entertainment, Lodging and/or Hospitality

•
REITs/Real Estate

•
Technology

Biographical Information
•
Serves as Chief Executive Officer of Abbell Credit Corporation and Abbell Associates, LLC, a more than 80 year-old privately held real estate acquisition, development and management company with a portfolio of shopping center, office and enclosed mall properties, since 1997; and as Chief Executive Officer of Consortial Technologies, LLC, a privately held software development company.

•
Serves as an independent trustee of Federal Realty Investment Trust (NYSE: FRT), a leading shopping center REIT since January 2017.

•
Active member of the International Council of Shopping Centers (“ICSC”), serving as the organization’s Chairman from 2016 to 2017, Vice Chairman from 2015 to 2016, and currently serves on the Board of Trustees. Member of the Urban Land Institute and its CRC Blue Flight Council.

•
Experience as a senior staff attorney on the National Bankruptcy Review where she was a member of a Congressional commission charged with making recommendations to the U.S. Congress for bankruptcy code reform; as a restructuring and business reorganization attorney at Skadden, Arps, Slate, Meagher & Flom LLP in New York City; and as a fixed income portfolio manager.

•
Holds a J.D. from Brooklyn Law School and a B.A. from Hamilton College.

Experience, Qualifications, Attributes and Skills
Ms. Holland’s retail real estate expertise and experience as Chairman of ICSC provide valuable and complementary skill sets to our Board of Directors. Ms. Holland also provides valuable perspective and experience to our Company and our Board of Directors through her role as a chief executive officer in the real estate industry and as a director for another publicly traded REIT.

Skills/Qualifications
• Capital Markets / M&A / Inv. Banking • Finance / Accounting • Govt. Relations / Legal and Regulatory / Public Policy • Risk Oversight and Management	• Strategic Planning and Leadership • Other Public Company Board Experience • CEO / Executive Management • Human Capital Management	• Executive Compensation • Corporate Governance

11

PROPOSAL 1: ELECTION OF DIRECTORS

CRAIG
MACNAB
Former Chairman and
Chief Executive Officer,
National Retail
Properties, Inc.
Independent
Age: 68
Director Since: October 2017
Board Committees:
Audit
Compensation (Chair)
Industry Experience:
•
Entertainment, Lodging and/or Hospitality

•
REITs/Real Estate

•
International

•
Technology

Biographical Information
•
Held the position of Chairman and Chief Executive Officer of National Retail Properties, Inc. (NYSE: NNN), a real estate investment trust that acquires, owns, invests in and develops properties that are leased primarily to retail tenants, from 2008 (with his service as Chief Executive Officer beginning in 2004) until his retirement in April 2017.

•
Serves as an independent director of Independence Realty Trust (NYSE: IRT) since February 2024 and American Tower Corporation (NYSE: AMT) since 2014.

•
Served as a director of Cadillac Fairview Corporation (a private company) from September 2011 through December 2022 and Forest City Realty Trust (NYSE: FCEA) from 2017 to 2018, Eclipsys Corporation from 2008 to 2014, and DDR Corp. (NYSE: DDR) from 2003 to 2015.

•
Served as Chief Executive Officer and President of JDN Realty, a publicly traded real estate investment trust, from 2000 to 2003.

•
Holds a Bachelor’s degree in Economics and Accounting from the University of the Witwatersrand and an MBA from Drexel University.

Experience, Qualifications, Attributes and Skills
Mr. Macnab brings to our Company and Board of Directors extensive financial, strategic and management experience leading a publicly held REIT in the retail sector, as well as a broad skill set and perspective gained from extensive public and private company board experience.

Skills/Qualifications
• Capital Markets / M&A / Inv. Banking • Finance / Accounting • Govt. Relations / Legal and Regulatory / Public Policy • Risk Oversight and Management	• Strategic Planning and Leadership • Other Public Company Board Experience • CEO / Executive Management	• Human Capital Management • Executive Compensation • Corporate Governance

EDWARD B.
PITONIAK
Chief Executive Officer, VICI Properties Inc.
Age: 68
Director Since: October 2017
Board Committees:
None
Industry Experience:
•
Consumer Discretionary

•
Entertainment, Lodging and/or Hospitality

•
REITs/Real Estate

•
International

Biographical Information
•
Appointed as our Chief Executive Officer on October 6, 2017.

•
Served as Vice Chairman of Realterm, a private equity real estate manager based in Annapolis, Maryland, that invests in logistics real estate, from January 2015 to July 2017.

•
Served as an independent director on the board of directors of Ritchie Bros. Auctioneers Incorporated (NYSE: RBA), a global asset management and disposition company from July 2006 to May 2019; and as a director of Regal Lifestyle Communities (TSE: RLC), a Canadian senior housing real estate owner and operator, from 2012 until its sale in 2015.

•
Served as Chairman and Trustee of InnVest, a publicly listed REIT, from February 2015 to August 2016, when the REIT was sold and taken private, and served as Managing Director, Acting Chief Executive Officer and Trustee of InnVest from April 2014 to February 2015, where he was responsible for recapitalizing the REIT and transitioning its management function from an external, third-party management model to an internal management model.

•
Served as President and Chief Executive Officer and Director of bcIMC Hospitality Group, a hotel property and brand ownership entity (formerly a public income trust called Canadian Hotel Income Properties Real Estate Investment Trust (“CHIP”)), where he was employed from 2004 to his retirement in 2009. As Chief Executive Officer of CHIP, he led the company to four consecutive years of total return leadership among Canadian hotel REITs, and then to a sale in 2007. Mr. Pitoniak was also a member of CHIP’s Board of Trustees before it went private.

•
Prior to joining CHIP, served as a Senior Vice President at Intrawest Corporation, a ski and golf resort operator and developer, for nearly eight years. Before Intrawest, spent nine years with Times Mirror Magazines, where he served as editor-in-chief and associate publisher with Ski Magazine.

•
Holds a B.A. from Amherst College.

Experience, Qualifications, Attributes and Skills
Mr. Pitoniak provides our Board of Directors with valuable experience in the hospitality, entertainment and real estate industries and, in particular, with respect to publicly held REITs. Our Company and our Board of Directors also benefit from Mr. Pitoniak’s extensive previous board service. In addition, Mr. Pitoniak’s position as our Chief Executive Officer since our formation allows him to advise our Board of Directors on management’s perspective over a full range of issues affecting the Company.

Skills/Qualifications
• Capital Markets / M&A / Inv. Banking • Risk Oversight and Management • Strategic Planning and Leadership	• Other Public Company Board Experience • CEO / Executive Management • Human Capital Management • Executive Compensation	• Environmental Sustainability • Social Responsibility • Corporate Governance

12	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

MICHAEL D.
RUMBOLZ
Executive Chairman of the Board of Directors, Everi Holdings Inc.
Independent
Age: 69
Director Since: October 2017
Board Committees:
Compensation
Nominating and Governance
Industry Experience:
•
Consumer Discretionary

•
Entertainment, Lodging and/or Hospitality

•
Gaming

•
International

•
Technology

Biographical Information
•
Serves as Executive Chairman of the Board of Directors of Everi Holdings Inc. (NYSE: EVRI), a developer of gaming products and services since April 2022. Previously served in numerous positions at Everi Holdings, including Chairman of the Board of Directors and Chief Executive Officer from March 2020 to April 2022 and President and Chief Executive Officer from May 2016 through March 2020.

•
Serves as an independent director of Seminole Hard Rock Entertainment, LLC since 2008 and as the Chairman of the American Gaming Association since January 2024.

•
Served as Chairman of the Board of Directors of Employers Holdings, Inc. (NYSE: EIG), from 2005 until May 2020, and as Chairman and Chief Executive Officer of Cash Systems, Inc., a provider of cash access services to the gaming industry, from 2005 until 2008 when Cash Systems, Inc. was acquired by Everi Holdings.

•
Served as former Vice Chairman of the Board of Casino Data Systems until it was sold in 2001, President and CEO of Anchor Gaming from 1995 to 2000, Director of Development for Circus Enterprises (later Mandalay Bay Group) from 1992 to 1995, and President of Casino Windsor at the time of its opening in Windsor, Ontario in 1995.

•
From time to time provided consulting services and held a number of public and private sector employment positions in the gaming industry, including serving as Member and Chairman of the Nevada Gaming Control Board from 1985 through 1988 and as former Chief Deputy Attorney General of the State of Nevada.

•
Inducted into the American Gaming Association’s Gaming Hall of Fame Class of 2022 in recognition of his contributions to the gaming industry over the past 40 years.

•
Holds a B.A. in political science from the University of Nevada – Las Vegas and a J.D. from the University of Southern California.

Experience, Qualifications, Attributes and Skills
Mr. Rumbolz’s experience in the highly regulated gaming industry, both as an operator and as a regulator, provides a valuable perspective and practical insight to our Company and our Board of Directors. Our Company and our Board of Directors also benefit from Mr. Rumbolz’s extensive prior public and private board service.

Skills/Qualifications
• Capital Markets / M&A / Inv. Banking • Finance / Accounting • Govt. Relations / Legal and Regulatory / Public Policy • Risk Oversight and Management	• Strategic Planning and Leadership • Other Public Company Board Experience • CEO / Executive Management • Human Capital Management • Executive Compensation	• Environmental Sustainability • Social Responsibility • Corporate Governance • Cybersecurity / IT
There are no family relationships among any of our directors or executive officers.

13

PROPOSAL 1: ELECTION OF DIRECTORS

Director Independence

Independence Determinations Made by Our Board of Directors
Our Corporate Governance Guidelines provide that a majority of our directors serving on our Board of Directors must be independent as required by the listing standards of the NYSE. We define “independent director” by reference to the rules, regulations and listing qualifications of the NYSE. In general, a director is deemed independent if the director has no material relationships with our Company. Our Board of Directors, after broadly considering all relevant facts and circumstances, including with respect to (i) the past and current relationships, if any, of each director with the Company and (ii) the commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships of each director, has affirmatively determined that all of the Company’s non-employee directors, Messrs. Abrahamson, Macnab and Rumbolz and Mses. Cantor, Douglas and Holland are independent directors. In making these determinations, the Board of Directors reviewed the non-employee directors’ relationships, if any, with us, as well as the additional criteria set forth above, and determined that there are no material relationships with our Company.

Board and Committee Structure and Meetings

Board Committee Structure and Membership
Our Board of Directors has three standing committees: the Audit Committee; the Compensation Committee; and the Nominating and Governance Committee. Our committees are composed entirely of independent directors as defined under the rules, regulations and listing qualifications of the NYSE. From time to time, our Board of Directors may also create additional committees for such purposes as our Board of Directors may determine. The table below provides information with respect to membership and meetings held for the Board and each of the Board committees as of the date of this Proxy Statement:
Director	Board of Directors	Audit Committee	Compensation Committee	Nominating and Governance Committee
James R. Abrahamson(1)		—	—	—
Diana F. Cantor*			—
Monica H. Douglas		—		—
Elizabeth I. Holland*			—
Craig Macnab*				—
Edward B. Pitoniak(2)		—	—	—
Michael D. Rumbolz		—
Number of Meetings Held in 2023	6	4	5	4
Board/Committee Chair	Board/Committee Member

(1)
Mr. Abrahamson serves as our independent Chair of the Board of Directors. Whenever possible, he actively participates, but does not vote, in meetings of the committees of the Board of Directors.

(2)
Mr. Pitoniak also serves as our Chief Executive Officer.

*
Audit committee financial expert

Leadership Structure of Our Board of Directors
At the present time, the Board of Directors believes that a structure that separates the roles of Chair and Chief Executive Officer is most appropriate for the Company and that the Chair should serve in an independent, non-executive role. However, the Board of Directors reserves the right to determine the appropriate leadership structure for the Board of Directors on a case-by-case basis, taking into account at any particular time the Board of Directors’ assessment of its and the Company’s needs, as well as the people and situation involved. If in the future the Board of Directors, after considering relevant facts and circumstances at that time, appoints the Chief Executive Officer as Chair, we will promptly publicly disclose the appointment. The Board of Directors believes that having an independent director serve as the Chair is the appropriate leadership structure for our Company at this time because it allows our Chief Executive Officer to focus on executing our Company’s strategic plan and managing our operations and performance, while allowing the Chair to focus on the effectiveness of the Board and provide independent oversight of our senior management team. The Chair typically serves as chair of our annual meeting of stockholders and has the power to call special meetings of stockholders. The Chair also has the power to call meetings of the Board of Directors and act as chair of such meetings. In addition to engaging with stockholders as chair of the annual meeting of stockholders, the Chair may also participate in informal

14	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

meetings with stockholders. The Chair regularly engages with the Chief Executive Officer, chairs of committees of the Board of Directors, and other members of the Board of Directors regarding issues related to the structure of the Board of Directors. As a result of the current separation between the roles of Chair of the Board of Directors and Chief Executive Officer (where the current Chair is an independent director) and the composition of our Board of Directors, the Board of Directors has determined that no lead independent director is necessary at this time. In the event that the Chair of our Board of Directors is no longer independent, we expect that our Board of Directors would appoint a lead independent director and further delineate their role and responsibilities in such capacity.
Director Attendance at Board, Committee and Annual Stockholder Meetings

2023 Annual Meeting of Stockholders Attendance	2023 Board and Committee Meeting Attendance

	Board of Directors	Audit Committee	Compensation Committee	Nominating and Governance Committee
All seven of our directors serving on the Board attended the 2023 Annual Meeting of Stockholders. In addition to the Board and committee meetings set forth above, our Board of Directors and its committees acted by written consent from time to time as appropriate. Our directors are also frequently consulted by management for advice and counsel and to receive informational updates, including in connection with potential transactions and strategic initiatives or important developments with respect to key topics between formal meetings of our Board of Directors or any of its committees. For 2023, all directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors, and (ii) the total number of meetings held by all committees of the Board of Directors on which each individual serves (during the periods that such individual served). Our Corporate Governance Guidelines provide that, absent exigent circumstances, all directors are expected to attend the Company’s annual meetings of stockholders.
Committee Meeting Attendance
With respect to Committee meetings, all of our independent directors are invited to attend and actively participate in meetings of committees of which they are not a member. Independent directors that are not members of a committee and attend and participate in meetings of such committee do not count for purposes of establishing a quorum and may not vote on any matter presented to such committee. The Board believes that this practice encourages communication and broader participation among members of the Board, resulting in strong alignment and efficiency with respect to committee decision-making processes.
Executive Sessions of Non-Management Directors
Pursuant to our Corporate Governance Guidelines and the NYSE listing standards, in order to promote open discussion among non-management directors, the non-management directors regularly meet in executive session without management participation. The executive sessions occur after each regularly scheduled meeting of the entire Board of Directors and at such other times that the non-management directors deem necessary or appropriate. The Chair of the Board of Directors, or, in the absence of a chair of the Board of Directors, the Chair of the Nominating and Governance Committee presides at such sessions; in the absence of such committee chair, the non-management directors present will elect another committee chair to preside at such session. If the group of non-management directors includes any directors who are not “independent” (as such term is defined from time to time under the listing standards of the NYSE), an executive session of the independent directors shall be scheduled at least once per year. Currently, all of our non-management directors are independent.

15

PROPOSAL 1: ELECTION OF DIRECTORS

Board Governance and Effectiveness

Our Board believes that improving its effectiveness is an ongoing process that requires thoughtful planning and selection, effective engagement, thorough self-evaluation, and implementation of effective policies to advance the Board’s function. Our Board continues to evolve and adapt in order to drive the Company’s strategic direction. This ongoing process is outlined to the right and described in more detail below.
Director Candidate Qualification and Selection Process
Director Selection Process. Our Nominating and Governance Committee is responsible for recommending director candidates and nominees to the full Board of Directors, in collaboration with the Chair of the Board of Directors. The Nominating and Governance Committee seeks to identify potential candidates on an ongoing basis, with the goal of identifying and informally approaching possible director candidates in advance of actual need, based on input provided by a number of sources, including (i) incumbent members of the Board of Directors, (ii) officers and employees of the Company, (iii) stockholders of the Company, and (iv) other corporate governance and industry participants, such as the NYSE Board Advisory Council. As part of the candidate identification process, the Nominating and Governance Committee evaluates the skills, experience and diversity of the current Board of Directors, and whether there are additional skills, experience or diversity that should be added to complement the composition of the existing Board of Directors.
Once director candidates have been identified, the Nominating and Governance Committee will then evaluate each candidate in light of his or her qualifications and credentials, and any additional factors that the Nominating and Governance Committee deems necessary or appropriate. Existing directors who are being considered for re-nomination will be re-evaluated as part of the Nominating and Governance Committee’s process of recommending director candidates.
Director Qualifications. Our Corporate Governance Guidelines contain the membership criteria for our Board of Directors. Among other attributes, directors or director candidates should have:
(i)
integrity, strength of character, vision, imagination and loyalty to the Company and its stockholders,

(ii)
independent, practical and mature judgment, with the ability to evaluate and appraise objectively the Company’s strategies and financial position and possess the necessary governance experience and relevant skills to fulfill the role of fiduciary oversight,

(iii)
substantial business experience and strong financial acumen, with practical application to the Company’s needs,

(iv)
the willingness and ability to make a significant commitment of time and attention to the Board of Directors’ processes and affairs, including meetings and preparation,

(v)
the ability to work with fellow directors as members of a collegial group, without necessarily always agreeing with them, and the ability to provide guidance, relevant insights and support to the Company’s Chief Executive Officer and senior management team,

(vi)
an absence of conflicts of interest that would interfere with Board of Director service,

(vii)
the ability to secure relevant licenses required, and

(viii)
a commitment to having a meaningful, long-term equity ownership stake in the Company in compliance with the director stock ownership guidelines adopted by the Board of Directors.

16	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Director Expectations. Directors are expected to prepare for, attend regularly and participate actively and constructively at meetings of the Board of Directors and its committees. Directors are expected to review the material that is distributed in advance of any Board of Directors or committee meeting. The Board of Directors will consider other commitments, including board service, in assessing each director’s and potential candidate’s ability to serve on the Board of Directors and fulfill his or her responsibilities. Each director is expected to notify the Board of Directors Chair and the Chair of the Nominating and Governance Committee in advance of accepting an invitation to serve as a member of another public company board of directors.
Diversity Recruiting Strategy. We endeavor to have a Board of Directors that represents diverse backgrounds, experiences, expertise, perspective, age, gender, ethnicity, skills and contacts, and a range of tenures that are appropriate given the Company’s current and anticipated circumstances and that, collectively, enable the Board of Directors to perform its oversight function effectively. While we believe we have assembled a highly qualified board, supported by third-party recognition of their collective qualifications, we continue to monitor the broad pool of potential directors for those candidates who would augment our existing composition and further our commitment to board diversity and excellence.
Other Considerations. The Nominating and Governance Committee will consider the optimal size and composition of the Board of Directors and identify and screen candidates qualified to serve on the Board of Directors, consistent with the criteria approved by the Board of Directors, including considering suggestions for Board of Directors membership submitted by stockholders in accordance with the notice provisions and procedures set forth in the Company’s bylaws.
After completing the identification and evaluation process described above, the Nominating and Governance Committee will recommend to the Board of Directors the nomination of a number of candidates equal to the number of director vacancies that will exist at the annual meeting of stockholders. The Board of Directors will then select the director nominees for stockholders to consider and vote upon at the annual meeting of stockholders.
Stockholder Recommendations for Board Nominations. Our Nominating and Governance Committee considers properly submitted stockholder recommendations for candidates for membership on our Board of Directors complying with procedural requirements that are set forth in the Company’s bylaws or may be communicated to stockholders from time to time. The recommendation should be addressed to the Secretary, VICI Properties Inc., 535 Madison Avenue, New York, New York 10022.
Director Onboarding, Education and Engagement
Orientation and Onboarding. We provide each new director with a comprehensive set of materials, including our organizational structure, corporate policies and procedures, and additional information on gaming regulatory compliance and other areas pertinent to our operations. We also encourage meaningful in-person engagement with members of the management team and other members of the Board to provide a new director with the opportunity to enhance their familiarity with our business and strategy.
Director Education. Our Director Continuing Education Principles set forth our guiding principles with respect to ensuring that the stockholders of the Company are best served by a Board of Directors comprised of individuals who thoroughly comprehend the role and responsibilities of, and maintain the core competencies necessary for, an effective Board in its oversight of the Company and its ability to drive long-term corporate success. To that end, all members of the Board are encouraged to: engage in such director education programs as they deem appropriate (given their individual backgrounds); remain informed of emerging issues and trends relevant to board governance, service and practices; monitor developments in the industries relevant to the Company; and pursue experience relevant to their contribution to the Board generally, as well as their responsibilities through their specific assignments to committees of the Board. We have provided our directors with access to educational resources through our membership in a national director membership organization, although directors are encouraged to exercise independent judgement regarding the continuing education opportunities that they elect to pursue. We reimburse directors for the costs of attending and/or engaging in director education programs.
Individual Discussions. Throughout the year and as circumstances warrant, our management team engages with directors individually and in small groups with respect to key emerging issues, areas of focus identified by the director, or areas of director expertise as appropriate. Each of our directors possesses relevant experience in key areas related to our business, including the entertainment, lodging and hospitality sectors, gaming and regulatory engagement, real estate management and development, or international investments and operations, pursuant to which we periodically seek their experience and insight outside of our scheduled meeting calendar.

17

PROPOSAL 1: ELECTION OF DIRECTORS

Annual Board, Committee and Director Evaluation Process
Board, committee and individual director evaluations play a critical role in ensuring the effective functioning of our Board of Directors. It is important to take stock of Board, committee and individual director performance and to solicit and act upon feedback received from each member of our Board of Directors. To this end, the Board of Directors, each committee and each director annually conduct a comprehensive self-evaluation process. In addition, pursuant to our Corporate Governance Guidelines, the Nominating and Governance Committee considers engaging an independent evaluator to facilitate the annual Board, committee and individual director evaluation process at least every three years (most recently led by an independent evaluator in 2022). Noted below are the high-level steps of the Board of Directors and committee self-evaluation process.

18	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Director Retirement and Refreshment
Our Board of Directors believes that it is in the best interests of the Company and its stockholders to refresh Board membership when appropriate, but not to constrain the Board with a mandatory retirement age that does not take individual circumstances into consideration, including a director’s unique qualifications, contributions, skills or relationships. Accordingly, a director who has turned 75, or who will turn 75 prior to the next annual meeting of stockholders, will be expected to offer their resignation to the Nominating and Governance Committee at least six months prior to the next annual meeting of stockholders to be effective at such annual meeting. The presumption would be that the offer would be accepted and that the director would not be nominated for re-election at the next annual meeting. However, the Board of Directors reserves the right, based on the recommendation of the Nominating and Governance Committee, to nominate such director for re-election if it believes, under the circumstances, that such director is likely to continue to make important contributions to the Board of Directors, and that such director’s continued service on the Board of Directors is in the best interests of the Company and its stockholders. Although we do not have term limits or a mandatory retirement age for our directors, our Board of Directors remains committed to periodic board refreshment. Consistent with this belief, we have appointed three new directors since our formation in 2017, all of whom are female, and one of whom is also racially diverse. In April 2021, our Board of Directors determined to refresh its committee membership by nominating a new chair of the Nominating and Governance Committee and rotating certain existing committee roles among the directors. Our Nominating and Governance Committee considers the appropriate size, composition and representation on our Board of Directors and its committees on at least an annual basis, and continues to believe that our current Board of Directors is well suited to support the Company and its strategic objectives.

19

DIRECTOR COMPENSATION
Director Compensation Program

Each of our non-employee directors receives the following compensation for their service on the Board of Directors pursuant to our director compensation program, which was most recently adjusted in April 2022.
Compensation Component	Amount
Annual Retainer	$275,000 • ~64% ($175,000) payable in restricted common stock(1) • ~36% ($100,000) payable in cash
Additional Annual Retainers
Independent Chair of the Board Annual Retainer	$120,000
	Audit Committee	Compensation Committee	Nominating and Governance Committee
Committee Chair Annual Retainer	$40,000	$25,000	$20,000
Committee Member Annual Retainer	$20,000	$10,000	$10,000
Each director may elect, before the year in which such election is to be effective, whether to receive the additional annual retainers for Board and committee service for that year in cash, equity or a combination thereof. In addition, our directors may elect to defer some or all of their compensation pursuant to a deferral plan, consistent with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended from time to time.

(1)
The portion of the annual retainer paid in restricted common stock is paid on an annual meeting-to-annual meeting basis in order to align with each director’s term of service.

2023 Director Compensation

The following table summarizes all compensation for our non-employee directors for the fiscal year ended December 31, 2023.
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
James R. Abrahamson	$160,000	$235,000	$395,000
Diana F. Cantor	$100,000	$225,000	$325,000
Monica H. Douglas	$104,000	$181,000	$285,000
Elizabeth I. Holland	$116,000	$199,000	$315,000
Craig Macnab	$100,000	$220,000	$320,000
Michael D. Rumbolz	$100,000	$195,000	$295,000

(1)
The amounts in the Stock Awards column reflect the aggregate grant fair value in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 13 of the consolidated financial statements included in our 2023 Annual Report. On April 27, 2023, each director received their annual restricted stock award with a value of $175,000 covering the period from April 27, 2023 (the date of the 2023 annual meeting of stockholders) to April 30, 2024 (the date of the Annual Meeting). The cash component of their annual compensation, as well as the additional annual retainers that each director is entitled to receive for their service on committees and in leadership roles (which they receive in a mix of stock and cash at their election), are paid on a quarterly basis.

20	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS
Corporate Governance Profile

Our commitment to corporate governance is integral to our business and reflects not only regulatory requirements, NYSE listing standards and broadly recognized governance practices, but also effective leadership and oversight by our senior management team and Board of Directors. We have structured our corporate governance in a manner that we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance framework include the following:
WHAT WE DO	WHAT WE DON’T DO
86% Independent Directors. Six of our seven directors standing for election have been determined by our Board to be “independent” as defined by the NYSE listing standards.	No Classified Board. Our directors are elected annually for one-year terms.

Independent Chair and Entirely Independent Committees. Our Chair of the Board is an independent director, which strengthens the role of our independent directors and encourages independent Board leadership. All of the members of our Audit, Compensation, and Nominating and Governance Committees are independent.

No Poison Pill or Stockholder Rights Plan. We do not have a “poison pill” or stockholder rights plan, and, in the event we determine to adopt such a plan, we will seek stockholder approval prior to, or in certain circumstances within twelve months following, such adoption by our Board of Directors.

Annual Board, Committee and Director Self-Evaluations. The Board of Directors and each committee annually conduct a comprehensive self-evaluation process and considers engaging an independent evaluator at least every three years (with such independent evaluator most recently engaged in connection with the 2022 annual self-evaluation process).

Opted Out of Maryland Anti-Takeover Statutes. We have elected not to be subject to the Maryland Unsolicited Takeover Act (MUTA), Maryland Business Combination Statute and the Maryland Control Share Acquisition Statute, and any change to such elections must be approved by our stockholders.

Majority Voting for Directors. Directors are elected in uncontested elections by the affirmative vote of a majority of the votes cast.
No Material Related Party Transactions or Relationships. We do not currently have any material related party transactions. In addition, no immediate family relationships exist among any of our directors or executive officers.

Systemic Risk Oversight by Board and Committees. Our Board has overall responsibility for risk oversight, while each of our Audit, Compensation and Nominating and Governance Committees monitor and address risks within the scope of their particular expertise or charter.

No Selective Disclosure of Information. We have a Corporate Disclosure Policy applicable to directors, officers and employees to ensure timely, transparent, consistent and accurate financial and other information is provided to the investing community on a non-selective basis.

Audit Committee Financial Experts. All of the members of our Audit Committee qualify as “audit committee financial experts” as defined by the SEC.
No Option Trading or Short Selling of Our Securities. None of our directors and officers are permitted to trade in options, warrants, puts and calls or similar instruments on Company securities or sell Company securities “short”.

Robust Executive Officer and Director Stock Ownership Guidelines. Our amended stock ownership guidelines require each of our executive officers and directors to accumulate and hold a significant amount of shares and exclude unearned performance-based equity from qualification as ownership.

No Hedging or Pledging of Our Securities. Our anti-hedging policy prohibits our directors and officers from engaging in any hedging or monetization transactions involving our securities. In addition, none of our executive officers or directors are permitted to purchase our securities on margin or pledge our securities as collateral for margin or other loans.

Market-Standard Proxy Access. A stockholder, or a group of up to 20 stockholders, that continuously hold 3% or more of our shares for at least three years may nominate up to the greater of two directors and 20% of directors, and such nominees will appear on the same ballot as the nominees recommended by our Board of Directors, subject to applicable requirements set forth in our bylaws.

No Limits on Stockholder Ability to Amend Bylaws. Our stockholders are empowered to amend, alter or repeal any provision in our bylaws upon the affirmative vote of a majority of all the votes entitled to be cast.

21

CORPORATE GOVERNANCE MATTERS

Corporate Governance Highlights

We are committed to maintaining the highest standards of corporate governance, which we believe promotes long-term value creation, transparency and accountability to our stockholders. Because corporate governance practices evolve over time, based on our ongoing evaluation of best practices and investor feedback on our governance practices, we have consistently implemented governance and disclosure enhancements since our formation in 2017. Set forth below are key highlights of our corporate governance efforts since our formation:
2023+

•
Amended our Code of Business Conduct and Corporate Governance Guidelines to reflect key topical updates and additional policies

•
Published our comprehensive annual 2022-2023 ESG Report, including TCFD and SASB-aligned disclosure

•
Amended our Audit Committee, Compensation Committee and Nominating and Governance Committee charters to reflect evolving trends and best practices and clarify key areas of committee oversight

•
Amended our Incentive Compensation Clawback Policy in accordance with NYSE listing requirements and SEC rulemaking

2022

•
Amended our bylaws to implement proxy access on market-standard terms in furtherance of our commitment to stockholder-friendly best practices following our inclusion in the S&P 500 in June 2022

•
Amended our Related Party Transactions Policy in accordance with NYSE listing requirements

•
Amended our Executive Officer and Director stock ownership guidelines to reflect leading market practice, including increasing our CEO’s ownership threshold to six times base salary and our directors’ ownership threshold to five times their annual base cash retainer, as well as to exclude unearned performance-based equity from the calculation

•
Formed the VICI Management Committee (the “Management Committee”) in the first half of 2022, which works closely with executive leadership to enhance our operations, maintain and enrich our company culture and guide the execution of our strategic priorities

•
Published our comprehensive annual 2021-2022 ESG Report, including TCFD-aligned disclosure with respect to our climate change strategy, governance, risk management and targets

2021

•
Amended our Audit Committee, Compensation Committee and Nominating and Governance Committee charters to reflect evolving trends and best practices and clarify key areas of committee oversight

•
Amended our Code of Business Conduct, Corporate Governance Guidelines, and Corporate Social Responsibility Policy to reflect key topical updates and existing practices of the Company

•
Refreshed our Committee membership and leadership in April 2021, rotating certain committee assignments and appointing a new Nominating and Governance Committee Chair

•
Published our first comprehensive annual 2020-2021 ESG Report

2020

•
Adopted a majority voting standard for stockholder bylaw amendments in 2020

•
Adopted enhanced guiding principles for director continuing education in 2020

•
Established task force to advance goal of maintaining a diverse and inclusive workplace

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CORPORATE GOVERNANCE MATTERS

Corporate Governance Documents

Our corporate governance framework is a set of principles, guidelines, policies and practices that support consistent financial performance and long-term value creation for our stockholders.
CORPORATE GOVERNANCE GUIDELINES
Our Corporate Governance Guidelines set forth a flexible framework within which the Board of Directors, assisted by its committees, directs the affairs of the Company. The Corporate Governance Guidelines reflect the Board of Directors’ commitment to monitoring the effectiveness of decision-making at the Board of Directors and management level and ensuring adherence to good corporate governance principles. The Corporate Governance Guidelines address, among other things:
•
the responsibilities and qualifications of directors, including director independence, and director candidates;

•
the responsibilities, composition and functioning of the Board of Directors and its committees;

•
the principles of director compensation;

•
director orientation and continuing education;

•
Board of Director interaction with stockholders and interested parties;

•
management succession planning, development and review;

•
annual performance evaluations of the Board of Directors, its committees and each director; and

•
minimum stock ownership guidelines for our directors, CEO and other executive officers.

Our Corporate Governance Guidelines are periodically reviewed by the Nominating and Governance Committee.
CODE OF BUSINESS CONDUCT
Our Code of Business Conduct applies to our directors, officers (including our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer) and other employees. Among other matters, our Code of Business Conduct is designed to:
•
deter wrongdoing, including with respect to corporate opportunities, the protection and proper use of company assets, business entertainment and gifts, and political contributions and payments to government personnel;

•
promote honest and ethical conduct, including maintaining confidentiality of proprietary or confidential information and the ethical handling of actual or apparent conflicts of interest in a personal and/or professional capacity;

•
promote full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications, including disclosure to the investing public, financial market analysts, the media and any other persons who are not directors or employees of the Company;

•
expressly state our commitment to a diverse workplace and requires that all employment practices and decisions be conducted without regard to race, color, ancestry, national origin, age, gender, sex, sexual orientation, marital status, religion, pregnancy and childbirth (or any related medical conditions), disability, gender identity or expression, results of genetic testing, genetic information (including, where applicable, sickle cell trait), or service in the military, or any other protected categories under applicable federal, state, and local laws;

•
ensure compliance with applicable governmental laws, rules and regulations, including (without limitation) with respect to anti-bribery and anti-corruption, anti-money laundering, and economic sanctions;

•
establish an expectation of fair dealing with our competitors, tenants, managers of our properties, suppliers and employees; and

•
encourage prompt internal reporting of violations of the Code of Business Conduct to appropriate persons identified in the Code of Business Conduct and advocate for accountability for adherence to the Code of Business Conduct.

Our Board of Directors periodically reviews the Code of Business Conduct. Only our Board of Directors, or a committee designated by the Board of Directors, is able to approve any waiver of the Code of Business Conduct for our executive officers or directors, and any such waiver shall be promptly disclosed as required by law, stock exchange regulations or the requirements of the SEC. Any substantive amendments to or waivers from any provision of the Code of Business Conduct applicable to our Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer will be posted on our website at www.viciproperties.com under the section “Corporate Responsibility — Governance”.

23

CORPORATE GOVERNANCE MATTERS

CORPORATE SOCIAL RESPONSIBILITY POLICY
Our Corporate Social Responsibility Policy sets forth the Company’s policy to contribute to the improvement of economic, environmental and social conditions through the Company’s business activities regardless of geographic location, within the scope of our capabilities and consistent with applicable laws and regulations, and our Code of Business Conduct. The Corporate Social Responsibility Policy covers, among other things:
•
environmental sustainability;

•
labor, health and safety;

•
human rights and human trafficking;

•
compliance with applicable governmental laws, rules and regulations;

•
business integrity and anti-money laundering;

•
education and training opportunities for our employees, including with respect to cybersecurity, diversity, anti-harassment and sustainability;

•
engagement of stakeholders, including our stockholders, our employees, our tenants and borrowers, and our communities;

•
diversity and inclusion;

•
considerations relating to suppliers, including, where available and feasible, a commitment to seek out opportunities to work with suppliers to advance economic inclusion and work with minority and women-owned or disadvantaged businesses;

•
cybersecurity and data protection; and

•
reporting of apparent misconduct or violations of the policy, including a confidential, secure reporting structure.

Our Board of Directors periodically reviews the Corporate Social Responsibility Policy.
POLITICAL CONTRIBUTION POLICY
Our Political Contribution Policy, in addition to our Code of Business Conduct, provides:
•
that Company personnel are encouraged to participate in political activities on their own time and at their own expense, and in a manner consistent with applicable law and the Company’s applicable policies;

•
that Company assets, facilities and resources may not be used for political purposes except in accordance with law and after approval by the Board of Directors;

•
for the implementation of internal safeguards to prevent unlawful political contributions by the Company and our officers, employees and directors who are licensed or have applied for a gaming license in one or more of the jurisdictions in which we are licensed, due to the highly regulated nature of the gaming industry in which we operate; and

•
for the strict prohibition on making illegal payments to government officials of any country, including under the U.S. Foreign Corrupt Practices Act, which prohibits giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business, and similar federal, state and local rules, as well as those of foreign governments.

Our Board of Directors periodically reviews the Political Contribution Policy. In accordance with our policies, any Company resources utilized for political advocacy purposes require the approval of our Board of Directors. In 2023, VICI paid a total of approximately $438,000 in membership dues to the National Association of Real Estate Investment Trusts (Nareit) and the American Gaming Association (AGA), a portion of which was allocated by the respective organizations to lobbying and political activities. Except for such portion of these membership dues (which are not directed by VICI), VICI did not expend corporate resources for political advocacy purposes in 2023.

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CORPORATE GOVERNANCE MATTERS

WHISTLEBLOWER POLICY & HOTLINE
Our Whistleblower Policy establishes procedures for (i) the receipt, retention and treatment of complaints regarding improper or questionable accounting, internal accounting controls or auditing matters involving the Company, and (ii) the confidential, anonymous submission of such complaints by employees of the Company. In order to facilitate the submission of such complaints, we have implemented a secure whistleblower hotline and website. The whistleblower hotline and website are operated by an independent service provider and are available for the anonymous submission of complaints, including submissions unrelated to accounting, controls or auditing matters. Since implementation of the Whistleblower Policy, we have received no material complaints or submissions through our whistleblower reporting process.
RESPONSIBLE SUPPLIER PRINCIPLES
Our Responsible Supplier Principles are designed to outline our expectations for the responsible business practices of our third-party suppliers. The Responsible Supplier Principles include our expectation that our third-party suppliers (i) comply with all applicable laws and regulations, (ii) have a commitment to a diverse workplace, (iii) institute and enforce policies prohibiting harassment and discrimination, (iv) prohibit forced labor and abuse of labor, including human trafficking, (v) prohibit child labor, (vi) comply with all applicable local and national wage, work hours, overtime and benefits laws, and (vii) support environmental sustainability and business integrity. Our Board of Directors periodically reviews the Responsible Supplier Principles for changes in our business and any legal or regulatory requirements.
Where to Find our Corporate Governance Documents

You are encouraged to visit our website at https://investors.viciproperties.com/environmental-social-and-governance/corporate-governance/#governance-documents to view or obtain copies of our articles of incorporation and bylaws, committee charters, and certain corporate policies, including our Code of Business Conduct. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this Proxy Statement or any other report or document we file with or furnish to the SEC. You may also obtain, free of charge, a copy of each of these documents by directing your request in writing to Secretary, VICI Properties Inc., 535 Madison Avenue, New York, New York 10022. Additional information relating to the corporate governance of our Company is also set forth below and included in other sections of this Proxy Statement.

25

CORPORATE GOVERNANCE MATTERS

Board Committee Responsibilities

Our Board of Directors includes three committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee.
Our Board of Directors has determined that each of the members of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee is “independent” as defined by our Corporate Governance Guidelines and the NYSE listing standards applicable to boards of directors generally and audit and compensation committees in particular, as applicable.
AUDIT COMMITTEE Fully Independent Meetings Held in 2023: 4 2023 Committee Member Attendance: 100%	Diana F. Cantor (Chair)	Elizabeth I. Holland	Craig Macnab

Roles and Responsibilities:
•
Reviews the integrity of our financial statements and financial reporting processes;

•
Monitors our compliance with legal and regulatory requirements, including applicable gaming regulations;

•
Oversees the performance of our internal audit function;

•
Evaluates the qualifications, independence and performance of our independent auditor;

•
Reviews our continued qualification as a REIT;

•
Oversees, in connection with the Board, our enterprise risk assessment and management programs;

•
Reviews and receives reports regarding our cybersecurity and information technology risk exposures;

•
Maintains oversight of our independent auditor, including each annual audit and quarterly review; and

•
Establishes and maintains our internal audit controls.

Our Board of Directors has determined that all members of our Audit Committee qualify as an “audit committee financial expert” as defined in Item 407(d)(5) of SEC Regulation S-K.
COMPENSATION COMMITTEE Fully Independent Meetings Held in 2023: 5 2023 Committee Member Attendance: 100%	Craig Macnab (Chair)	Monica H. Douglas	Michael D. Rumbolz

Roles and Responsibilities:
•
Reviews and approves the compensation and benefits of our executive officers, non-executive employees and directors;

•
Administers and makes recommendations to our Board of Directors regarding approval of our incentive compensation and equity-based plans;

•
Produces an annual report on executive compensation and annual compensation committee report;

•
Periodically reviews our general employee compensation philosophy to ensure it is appropriate and does not incentivize unnecessary risk-taking;

•
Periodically reviews our human capital management programs, including those relating to employee compensation practices, employee benefits, and employee recruitment and retention;

•
Administers our incentive compensation clawback policy; and

•
Engages external or internal compensation consultants, legal, accounting or other advisors, with sole authority and appropriate funding to retain and oversee such consultants in the performance of its responsibilities.

26	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

NOMINATING AND GOVERNANCE COMMITTEE	Elizabeth I. Holland (Chair)	Diana F. Cantor	Michael D. Rumbolz
Fully Independent Meetings Held in 2023: 4 2023 Committee Member Attendance: 100%

Roles and Responsibilities:
•
Establishes criteria for prospective members of our Board of Directors, conducts candidate searches and interviews, and formally proposes the slate of directors to be elected at each annual meeting of our stockholders;

•
Develops and recommends to our Board of Directors for approval our Corporate Governance Guidelines, our Code of Business Conduct and our policies with respect to conflicts of interest;

•
Reviews periodically our corporate governance documents and makes recommendations, as appropriate, to the Board of Directors of amendments and modifications;

•
Makes recommendations to the Board of Directors as to the membership of committees of the Board of Directors, including a chair for each committee;

•
Oversees and evaluates our Board of Directors and management on an annual basis;

•
Evaluates from time to time the appropriate size and composition of our Board of Directors and committees and recommends, as appropriate, increases, decreases and changes in the composition of our Board of Directors and such committees;

•
Monitors our compliance with the corporate governance requirements of state and Federal law and the rules of the NYSE; and

•
Reviews and oversees our ESG policies, goals and initiatives, including with respect to environmental sustainability and diversity, equity and inclusion, and makes recommendations, as appropriate, to the Board of Directors based on such review.

The duties and responsibilities of each committee are more fully described in the respective committee charter, each of which is available on the Company’s website at www.viciproperties.com, under the heading “Corporate Responsibility —  Governance — Governance Documents”.
Communications with our Board of Directors

We have a process by which stockholders and/or other parties may communicate with our Board of Directors, our non-management directors as a group, any committee of the Board of Directors or any individual director by e-mail or regular mail. Any such communication may be made anonymously. All communications by e-mail should be sent to corporate.secretary@viciproperties.com. Communications sent by regular mail should be sent to Secretary, VICI Properties Inc., 535 Madison Avenue, New York, New York 10022.
The Company’s Secretary will review each communication received in accordance with this process who will then forward such communications or a summary thereof to the appropriate directors. Any communication related to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chair of the Audit Committee.

27

CORPORATE GOVERNANCE MATTERS

Risk Oversight

THE BOARD OF DIRECTORS
The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board of Director and committee meetings, general oversight of executive leadership’s management of risks relevant to the Company, which is informed by regular reports from our management team that are designed to provide visibility into our key risks and our risk mitigation strategies. In this regard, the Board of Directors seeks to identify, understand, analyze and oversee critical business risks.
Board Responsibilities
• Overall responsibility for risk oversight • Development of business strategy	• Leadership of management succession planning • Business conduct and regulatory compliance oversight	• Oversight of Enterprise Risk Management matters • Board committees report on specific risk oversight responsibilities
While the full Board of Directors has primary responsibility for risk oversight, its committees, as appropriate, monitor and address risks that may be within the scope of a particular committee’s expertise or charter. Our Board of Directors uses the committees to assist in risk oversight as follows:

AUDIT COMMITTEE KEY RISK RESPONSIBILITIES	COMPENSATION COMMITTEE KEY RISK RESPONSIBILITIES	NOMINATING AND GOVERNANCE COMMITTEE KEY RISK RESPONSIBILITIES

•
Integrity of our financial statements and financial reporting process, including the performance of our internal audit function;

•
Compliance with legal and regulatory requirements, including oversight of policies regarding REIT compliance;

•
Evaluation of the independence of our independent auditors;

•
Oversight, in connection with the Board of Directors, of our Enterprise Risk Management framework;

•
Policies and transactions related to certain swaps and other derivatives transactions; and

•
Cybersecurity and information technology risk exposures.

•
Compensation of executive officers, non-executive employees and directors;

•
Incentive compensation plans and equity-based plans;

•
Human capital management programs, including those relating to employee compensation practices, employee benefits, and employee recruitment and retention;

•
Engagement with stockholders and proxy advisory firms on executive compensation matters; and

•
Incentive compensation clawback policy.

•
General operations of the Board of Directors;

•
Succession planning;

•
Compliance with our Corporate Governance Guidelines and applicable laws and regulations, including applicable rules of the NYSE;

•
Corporate governance-related risk, including review of our corporate governance policies and systems; and

•
ESG policies, goals and initiatives (including environmental sustainability, climate change, and diversity, equity and inclusion)

MANAGEMENT
While the Board of Directors and its committees oversee risk management as part of an ongoing process, management is charged with identifying and managing risk (including through the implementation of appropriate risk management strategies). Management periodically reports to the Board of Directors and its committees, as appropriate, on the material risks to the Company, including any major strategic, operational, regulatory and external risks inherent in the Company’s business and the policies and procedures with respect to such risks.
KEY STRATEGY AND RISK OVERSIGHT AREAS
• Business Strategy	• Lease Administration and Asset Management	• Consumer / Industry Changes	• Human Capital Management
• Capital Allocation and Investments	• Regulatory and REIT / Tax Compliance	• Cybersecurity	• ESG / Sustainability

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CORPORATE GOVERNANCE MATTERS

Enterprise Risk Management Assessment
In connection with risk oversight, on an annual basis, in conjunction with our Audit Committee and Board of Directors and with the assistance of external advisors, management completes an Enterprise Risk Management (“ERM”) assessment designed to evaluate the spectrum of potential risks to our business and the realization of our strategic priorities. Our ERM framework is premised on actively monitoring the Company’s risk profile, ensuring the involvement of management, the Board of Directors and key employees in evaluating and addressing risk, and maintaining effective policies, controls, and procedures to manage risk and pursue our strategic priorities. On a quarterly basis, and more frequently as necessary, management reports to the Audit Committee and Board of Directors with an updated assessment of these identified risks, as well as any emerging risks.
Management Role	Management is responsible for our risk management policies and practices and monitors risks identified under the ERM framework and new and emerging risks throughout the year in the course of operating our business. As appropriate, management provides detailed briefings to the Board of Directors and appropriate committees with respect to assessments, procedures, and controls completed or implemented in response to new and emerging risks.
Annual Assessment	On an annual basis, management (with the input of the Board of Directors and external advisors) refreshes the Enterprise Risk Assessment (“ERA”) to reevaluate the spectrum of potential risks under our ERM framework and incorporate new and emerging identified risks.
Quarterly Review	On a quarterly basis, management and key employees reevaluate their risk assessment from the most recent ERA, including with respect to key risk drivers, mitigants and trends, and emerging risks.
Reporting and Oversight	The results of the annual ERA are presented for review and further discussion among the executive leadership team, key employees, and members of the Audit Committee and the Board of Directors. Each quarter, the executive leadership team reports to the Audit Committee and the Board of Directors to review and discuss trends in the risk assessment.
In addition to our ERM process and framework set forth above, we perform additional risk evaluations from time to time in connection with:
Long-Term Strategy	In connection with the Board of Directors’ annual strategy session, key risks relating to the Company’s long-term strategic planning are evaluated and discussed among the Board of Directors, executive leadership, and the Management Committee.
Legal and Regulatory Compliance	On a quarterly basis, management presents to the Audit Committee an additional assessment of the Company’s ongoing compliance with applicable gaming regulatory requirements and licensure, financial covenants and reporting, listing exchange rules, and other applicable obligations.
Corporate Governance	Management monitors certain corporate governance items on an ongoing basis, including developments with respect to key topic areas, and reports to the Nominating and Governance Committee each quarter with respect to any updates.
Tenant Performance Review	On a quarterly basis, executive leadership and key employees review the financial reporting provided by tenants pursuant to the leases to evaluate, among other things, property performance, tenant credit quality, and rent coverage.
Compensation	On an annual basis and more frequently as necessary, the Compensation Committee evaluates (with the assistance of its independent compensation consultant) risks relating to the Company’s compensation of executive officers, employees, and directors.
Internal Audit	As a component of our overall control framework, we annually perform internal audit projects focusing on one or more top identified risks. Any findings or potential improvement opportunities are integrated into our ongoing risk management, with updates provided to the Audit Committee as appropriate.

29

CORPORATE GOVERNANCE MATTERS

Regulatory Compliance and Responsible Gaming
Gaming Regulatory Oversight
We are currently subject to regulation by 16 jurisdictions (15 U.S. states and one Canadian province) and required to be licensed or found suitable in 11 jurisdictions.
Our business is subject to extensive regulation as an owner of gaming-entitled and gaming-related assets. We view comprehensive and responsive engagement with our regulators as a critical part of our governance and corporate social responsibility efforts. We maintain a comprehensive regulatory compliance program through our internal legal and regulatory team overseen by our Audit Committee and our Board of Directors. Each director and officer required to be licensed in the applicable jurisdictions are licensed or pending licensure by all applicable gaming regulatory agencies. In addition, we support our tenants in their compliance with applicable regulatory requirements by cooperating with applicable gaming regulatory authorities in connection with regulatory jurisdiction over our tenants and their affiliates, including the provision of such documents and other information as may be requested by such gaming regulatory authorities relating to our tenants, us, or our respective affiliates. Each of our tenants, as the actual operators of our properties, maintains programs designed to ensure that their customers and guests are gambling responsibly. These programs generally include elements such as consumer education, employee training, and the establishment of standards to address problem gambling, underage gambling, responsible marketing and advertising, improper use of alcohol and the prevention of unattended minors, as well as other initiatives, such as combating human trafficking in the gaming industry, based on policies and guidelines promulgated by the American Gaming Association, including the Code of Conduct for Responsible Gaming and the Preventing and Combating Human Trafficking in the Gaming Industry guide. Each of our tenants, as licensed operators of gaming assets, have implemented Responsible Gaming initiatives designed to ensure, among other things, that patrons responsibly enjoy casino games as a form of entertainment.
Cybersecurity and Information Technology
Approach

Our cybersecurity and information technology (“IT”) program includes a number of safeguards, such as network segmentation, conditional access, security measures, external threat monitoring, access and authentication controls, incident response planning, and testing of controls and procedures.

• Quarterly vulnerability scanning	• Annual third-party penetration testing
• Periodic cybersecurity maturity assessments	• Risk-based third-party service provider oversight
• Mandatory employee cybersecurity training	• Cybersecurity risk assessments
• Regularly tested incident response plans	• Integration into ERM framework
Governance and Reporting
Our cybersecurity and IT framework is characterized by key internal and external resources, including:
• Highly qualified contracted Chief Information Security Officer	• Additional third-party managed service providers
• Monthly reporting to our VP, Accounting & Administration	• Quarterly reporting to our IT Executive Committee
• Semi-annual review and report to Audit Committee	• Prompt incident-based reporting to Audit Committee and Board of Directors
For additional information on our cybersecurity and IT policies and practices, see the section entitled “Item 1C — Cybersecurity” on pages 36-37 of our 2023 Annual Report.

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CORPORATE GOVERNANCE MATTERS

Stakeholder Engagement

We engage with stakeholders across our business profile, portfolio, and operations on an ongoing basis. Our engagement is tailored to each group, as applicable, and may include one-on-one communication, conferences, discussions relating to performance, business initiatives and contractual considerations, and further development of our ongoing partnerships. Stakeholders are also encouraged to engage with the Company directly through outreach to our public contact points.
Key Stakeholder Groups
Our Stockholders	Our Employees: Team VICI	Our Partners: Tenants and Borrowers	Our Lenders and Noteholders
Our Communities	Our Industry Regulators	Our Industry and Trade Groups	Our Vendors, Suppliers and Service Partners

Key Engagement Principles For Our Stockholders
•
Ensure that we understand and consider the issues important to our investors

•
Maintain an ongoing dialogue as a critical component of responsive and transparent corporate governance

•
Regularly communicate on matters relating to our business, strategy and performance, corporate governance, board composition and structure, executive compensation program and corporate responsibility and sustainability initiatives

•
Develop strong relationships with significant stockholders that will allow us to understand issues that are most meaningful to them and provide insight into stockholder support of proposed initiatives and strategies

•
Relay stockholder feedback and trends on corporate governance, environmental sustainability, social responsibility, and executive compensation developments to our Board of Directors and its committees and respond accordingly

Annual Cycle of Outreach and Engagement
Stockholder Rights

Proxy Access
Our bylaws permit a stockholder (or a group of up to twenty (20) stockholders) owning 3% or more of our outstanding common stock continuously for at least three years to nominate the greater of up to two directors and a number of directors constituting up to 20% of our Board of Directors for inclusion in our proxy materials for election at any annual meeting of the stockholders, subject to certain procedural, eligibility and disclosure requirements set forth in our bylaws. For more information on using proxy access to nominate directors, refer to “Other Matters — Proxy Access Director Nominations” on page 79 of this Proxy Statement.
Stockholder Rights Plans
Under our bylaws, the Board of Directors shall not authorize or adopt any stockholder rights plan or similar plan or agreement without the prior approval of the Company’s stockholders, unless any such plan or agreement would be submitted to the Company’s stockholders to be ratified or, in the absence of such stockholder approval or ratification, would expire within twelve months of its adoption.

31

CORPORATE GOVERNANCE MATTERS

Environmental Sustainability and Social Responsibility

Key Areas Of Oversight And Responsibility
The key areas of responsibility regarding certain ESG matters with respect to our Board of Directors and its committees, our executive leadership and our employee-led groups are set forth below:
ESG Committee. Originally formed in 2018, our ESG Committee (formerly the Environmental Sustainability and Social Responsibility Task Force) meets on a regular basis to consider, implement and oversee our environmental sustainability and social responsibility strategy and initiatives. In addition, representatives of the ESG Committee report to the Nominating and Governance Committee on a quarterly basis, and more frequently as necessary, on key updates and developments with respect to our ESG initiatives.
Refer to our 2022-2023 ESG Report for additional information with respect to our ESG oversight and governance, including the roles of our Board of Directors and committees, executive leadership, our Management Committee, and our employee-led initiatives.
2023 Developments and Highlights
Strategic ESG Consultant. We engaged a strategic ESG consultant in early 2023 and have outlined an internal multi-year strategic roadmap for the development and implementation of additional ESG initiatives, including sustainability initiatives at our golf courses, expanded tenant engagement efforts, participation in additional evaluation and scoring frameworks, and the development of internal processes and controls to support and facilitate these initiatives.
Stakeholder Materiality Assessment. We completed an initial stakeholder materiality assessment in the first half of 2023 by assessing a range of ESG topics and obtaining survey feedback from key internal and external stakeholders. Our 2022-2023 ESG Report presents a materiality matrix presenting the results of this assessment, including our scope of control and perceived ability to impact each topic in light of our triple-net model as well as gaming and regulatory considerations. The information in our 2022-2023 ESG Report is not incorporated by reference into, and does not form a part of, this Proxy Statement.

UN Sustainable Development Goals (SDGs) Alignment. We mapped our materiality assessment results against the UN SDGs to identify which goals are most relevant to our business and where we can potentially have the greatest impact, including through our tenant engagement efforts. We expect to utilize these identified goals as a framework to guide our ESG strategy and priorities going forward and to refresh this analysis from time to time with the growth of our business, overall ESG program, and future stakeholder feedback.

32	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS

Environmental Sustainability
Key Objectives and Approach

•
Corporate Sustainability — Set an example by striving to improve the environmental performance of our headquarters and externally managed golf course operations, including reducing water usage, improving energy efficiency, reducing waste, and increasing recycling and waste diversion

•
Triple-Net Property Sustainability Support — Act within the scope of our triple-net lease structure to address the sustainability and long-term climate resilience of properties across our portfolio by supporting our tenants’ implementation of environmental sustainability and performance improvement measures

•
Stakeholder Expectations and Reporting — Improve our ability to address investor and other stakeholder group expectations with respect to our corporate-level environmental sustainability initiatives, including through our tenant engagement efforts and data reporting capabilities

Our Corporate Headquarters. Our corporate headquarters in New York City is located in an Energy Star-certified and LEED-EB Gold-certified building, which it achieved through the integration of many of the latest sustainable building materials and systems into the building’s operations.
•
We participate in and support building management’s sustainability initiatives and have worked collaboratively with building management to monitor certain utility usage information with respect to our leased office space.

•
In 2023, we engaged a green energy service company (ESCO) to supply electricity to our corporate headquarters, following which 100% of electricity consumption at our corporate headquarters is generated from wind and solar energy sources and certified through renewable energy certificates (RECs) that are generated and retired on our behalf.

•
In connection with our expected transition to new office space within our building in 2024, we have implemented certain green lease provisions, including utility submetering, reporting of building utility and service usage and Energy Star benchmarking to the extent readily available, and coordination with respect to the broader environmental performance, sustainability or climate impact of the building.

Our Golf Courses. We own four externally managed championship golf courses at which CDN Golf, our third-party manager, operates our four golf courses. CDN Golf and their parent organization, Cabot, a developer, owner and operator of world-class destination golf resorts and communities, are committed to sustainability and innovation in golf course management. We and CDN Golf strive to improve the environmental sustainability of the courses, including contributing to the health and sustainable functioning of our ecosystems with policies and practices that protect watersheds, promote biodiversity, and sustain natural resources through maintenance of naturalized areas where possible. Refer to “Our Golf Courses” on page 34 for additional details about our golf courses.
Our Triple-Net Leased Properties. Our existing leased properties are leased pursuant to long-term, triple-net leases. As a result of our triple-net lease structure, our tenants maintain sole operational control over our properties, including the authority to develop and implement environmental sustainability initiatives at the properties. Refer to “Triple-Net Leased Portfolio” on page 35 for additional detail about our triple-net leased properties.
2023 Developments and Highlights
Expanded Data Reporting. Our 2022-2023 ESG Report included environmental sustainability data with respect to a majority of our triple-net leased portfolio, as well as our corporate and golf operations. Reported data includes total water consumption, total electricity, natural gas and district energy heating/cooling consumption, total waste generated and percentage of waste diverted, and our tenants’ scope 1, scope 2 and scope 3 emissions.
External Framework Alignment. Our 2022-2023 ESG Report included disclosure in alignment with the SASB — Real Estate Standard and the Task Force on Climate-related Financial Disclosure (TCFD) guidelines, including additional information with respect to our climate change governance, risk management, strategy and metrics and targets. The information in our 2022-2023 ESG Report is not incorporated by reference into, and does not form a part of, this Proxy Statement.
Refer to the following pages for additional 2023 developments and highlights.

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Our Golf Courses
We recognize the sustainability impact of golf course management and operations and are committed to improving our practices and operations at our golf courses to minimize that impact. Pursuant to a management agreement, CDN Golf manages and operates our four golf courses and is responsible for day-to-day operations at each of the courses. CDN Golf is an affiliate of Cabot, a developer, owner and operator of world-class destination golf resorts and communities. CDN Golf and Cabot are committed to sustainability and innovation in golf course management.

Our ongoing sustainability projects at our golf courses include a broad range of property and operational improvements intended to improve our overall efficiency, reduce water and energy usage, and demonstrate a commitment to environmental sustainability. Through the leadership of CDN Golf, many sustainability and operational improvements at our golf courses are ultimately driven by the creativity and commitment of the individual golf course managers and their teams who continually reinforce and encourage these efforts.
In addition to the initiatives outlined below, in the first half of 2023, we utilized an environmental firm to complete ASHRAE Level II energy and water audits to identify potential energy and water conservation measures at each golf course. We reviewed the results of those audits with CDN Golf and golf course management to identify and incorporate certain measures into the capital expenditure plans at each course, some of which are reflected below.
Sustainability Areas	Long-term Initiatives and Recent Developments
Reducing Energy Consumption and Greenhouse Gas Emissions
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Upgrading HVAC equipment with high efficiency, Energy Star-certified appliances and installing smart thermostats where feasible

•
Transitioning substantially all indoor lighting to high-efficiency LED lights

•
Replacing golf cart fleets with higher efficiency, battery-operated models

•
Implementing fuel output measuring to monitor maintenance vehicle fuel usage and performance

Reducing Water Consumption
•
Replacing pond liners and other irrigation infrastructure and removing or deactivating certain water features to limit leakage and evaporation

•
Utilizing reclaimed water with respect to irrigation and other maintenance activities, including the installation of closed loop water recycling stations for vehicle maintenance

•
Transitioning to low-flow fixtures and other measures

Reducing Waste
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Implementing consumer and business recycling programs and other measures to reduce waste, including bottle refilling stations

•
Retaining on-site materials, including reclaimed soil and construction materials, generated from maintenance activities and repurpose them into other areas

Improving Biodiversity and Reducing Environmental Impact
•
Continuing to transition designated areas to naturalized landscaping and low water-consumption grasses

•
Biodiversity/naturalization initiatives to restore portions of the courses and welcome back local flora and fauna

Demonstrating a Commitment to Environmental Sustainability

Two of our golf courses are certified members of the Audubon Cooperative Sanctuary Program for Golf, sponsored by the Audubon Society, with Chariot Run Golf Club certified since 2009 and Grand Bear Golf Club achieving the first level of certification with respect to environmental planning in early 2023. CDN Golf and management at each of our golf courses continue to work with the Audubon Society on the multi-year planning and certification process. The Audubon Cooperative Sanctuary Program for Golf is an education and certification program that helps golf courses protect the environment, preserve the natural heritage of the game of golf, promote environmental sustainability, and gain recognition for the efforts of golf course operators.

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Triple-Net Leased Portfolio
Our Tenants
As of December 31, 2023, our triple-net leased portfolio consisted of 93 properties leased to 13 tenants. Our long-term triple-net leases generally provide that our tenants retain exclusive operational control of the properties and are solely responsible for management and operation of the property and all related expenses. As a real estate owner and triple-net lessor, our tenants at our leased properties independently operate their businesses and serve as long-term stewards of our real estate assets. Under the particular provisions of each of our triple-net leases, our tenants are generally responsible for, among other things:
•
Operating Expenses. All operating expenses with respect to the leased properties, including obtaining and paying for utility services, capital expenditures and capital improvements.

•
Insurance. Obtaining and maintaining adequate insurance coverage with respect to the leased properties, including climate-related risk exposure. In the event of a casualty or condemnation, our tenants are generally responsible for addressing any covered losses, as well as restoring the property to its previous condition.

While the terms of our triple-net leases include conditions and requirements relating to, among other things, operating condition and maintenance, capital expenditures, and reporting, our tenants generally have autonomy in operating their businesses and managing the properties, including with respect to their implementation of any ESG initiatives (including environmental sustainability and climate change-related initiatives). As a result, our tenants make independent decisions regarding their business strategy and operations, including whether and how to pursue ESG initiatives at our leased properties.
Property Sustainability Measures. Certain of our tenants have implemented various sustainability measures at our leased properties and across their operations, including:
• On-site renewable energy sources	• Drought tolerant / native landscaping
• Smart grid / smart building technologies	• Smart irrigation
• Energy-efficient lighting upgrades	• Water recycling and reuse measures
• Electric vehicle charging stations	• Waste reduction and recycling programs
• High-efficiency equipment, appliances, and fixtures	• Composting and food waste mitigation
Due Diligence and Underwriting. In evaluating a potential investment or acquisition, we obtain customary due diligence reports, energy and sustainability audits, and climate change risk assessments to evaluate risks related to environmental performance and potential environmental exposure or liability, regulatory, and zoning-related risks, as well as the long-term impact of climate change. Our sustainability and climate risk assessments are incorporated into our investment and asset management strategies with a focus on identifying environmental-related risks and liabilities and assessing a path forward for minimizing environmental impact of our tenants’ and investment partners’ operations and the long-term value of our real estate.

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Tenant Engagement Philosophy. We believe we have established positive relationships with each of our tenants that empower them to operate and grow their businesses, while maintaining ongoing communication and open dialogues regarding our leased properties, areas of shared interest, and the potential for mutually beneficial opportunities that allow for shared growth and success. Our engagement with our tenants and feedback obtained from them through a broad range of contact points outside of the ESG context, including principal-level strategic engagement, financial and operational reporting, lease monitoring and compliance, and gaming regulatory compliance and engagement (with respect to our tenants operating in the gaming industry), allow us to evaluate our tenants’ overall satisfaction with VICI and pursue specific topics and potential opportunities. We have also participated in stakeholder materiality assessments performed by certain of our tenants in connection with their ESG programs.
Green Lease Provisions. Beginning in 2020, we began incorporating limited green lease provisions into our triple-net lease forms pursuant to which our tenants retain exclusive operational control of the leased property. Although subject to negotiation and adapted to each property and acquisition, we generally endeavor to include green lease provisions that provide for the avoidance of waste in our tenants’ operations at our leased properties, participation in initiatives to meter or otherwise measure utilities and services at our leased properties, including disclosure and reporting of available environmental performance, sustainability or climate impact of the leased property, and reasonable cooperation and participation in conservation, sustainability, recycling, energy efficiency, waste reduction, and other programs that may be implemented. In certain leases, our tenants acknowledge the value we place on environmental sustainability initiatives and practices at the leased properties. We also seek to incorporate similar provisions into our financing and strategic partnership agreements.
Green Lease Coverage
As of December 31, 2023, approximately 61% of our lease agreements (covering approximately 78% of our leased properties) include some form of green lease provision.

Triple-Net Sustainability Initiatives and Reporting. With respect to environmental sustainability, through our tenant engagement efforts and inclusion of our green lease provisions, we seek to continuously expand the scope and capability of sustainability reporting with respect to our triple-net portfolio. As we continue to grow and diversify across properties and tenants, we acknowledge the importance of keeping pace with developments in environmentally sustainable practices and encourage our tenants to improve their operations and environmental performance.
•
Sustainability Data Reporting. We establish a dialogue to encourage and understand our tenants’ independent sustainability efforts. In some cases, these relationships have facilitated our tenants’ sharing of available sustainability information with respect to their leased properties regardless of whether they are obligated to do so pursuant to green lease provisions included in the respective lease agreements. We utilize this available data to report on the sustainability profile of our triple-net portfolio.

•
Climate Risk Data Sharing. In the second half of 2023, we offered our tenants the results of the property-level climate risk assessments completed as part of our initial portfolio-level climate change risk assessment. We expect to continue to share available information regarding the climate change risk of the leased properties with our tenants to further their independent efforts to address climate change risk in their operations. Refer to “Climate Change” below for additional information.

•
Incentivization of Tenant Sustainability Initiatives. We continue to evaluate potential efforts through which we seek to recognize and encourage our tenants’ implementation of sustainability, efficiency, and climate change mitigation measures at our leased properties, including incentivizing sustainability-related capital expenditure projects relating to energy efficiency, renewable energy, water use efficiency and reduction, climate change adaptation and mitigation, and pollution prevention and control, including waste reduction and prevention. In addition, certain of our triple-net leases generally provide for our right to finance larger scale capital improvement or capital expenditure projects. We continue to pursue avenues to encourage and potentially finance sustainability-oriented capital improvement projects initiated by our tenants through our Partner Property Growth Fund.

Green Building Certifications. We are proud to recognize our tenants’ achievements in obtaining LEED certification at four of our leased properties. Certain properties in our portfolio have been rated by the U.S. Green Building Council’s Leadership in Energy & Environmental Design (LEED), including:
MGM Springfield in Springfield, Massachusetts LEED 2009-NC – Platinum (2020)	MGM National Harbor in Oxon Hill, Maryland LEED 2009-NC – Gold (2017)
The Venetian Convention & Expo Center in Las Vegas, Nevada LEED v4.1 Recertification − Gold (2022)	The Octavius Tower at Caesars Palace Las Vegas in Las Vegas, Nevada LEED-NC 2.2 – Silver (2012)
Certain of our tenants’ operations at our properties have also been recognized for environmental performance through, among other recognitions, the Green Building Initiative’s Green Globes certifications and Green Key awards.

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Our Tenants’ Sustainability Initiatives.   Our tenants are independent operators of their businesses at our leased properties and we are proud of their efforts to address sustainability and climate change, improve operational efficiencies across their businesses, expand the scope of information disclosed to their respective stakeholders, set goals and prioritize ESG matters, whether at our leased properties or more broadly across their properties, operations and employee base. Certain of our tenants, such as Caesars Entertainment, Inc. (“Caesars”), MGM Resorts International (“MGM Resorts”), Century Casinos, Inc. (“Century Casinos”), PENN Entertainment, Inc. (“PENN Entertainment”), Hard Rock International (“Hard Rock”) and the Venetian Resort Las Vegas (“Venetian Resort”) have disclosed their comprehensive initiatives and goals, including those relating to environmental sustainability and climate change. The following information is derived from each tenant’s publicly available disclosure, and we encourage you to review their ESG, corporate social responsibility, and similar reports regarding these efforts through their websites and other public disclosures. Our tenants’ public disclosure is not incorporated by reference into, and does not form a part of, this Proxy Statement.

Caesars Entertainment. Caesars’ “PEOPLE PLANET PLAY” framework reflects their commitments to supporting the wellbeing of their team members, guests and local communities, taking care of the world they call home, and creating memorable experiences for their guests and leading the industry as a responsible business. Within their Planet strategy, Caesars continues to progress environmental sustainability initiatives across its operations, including at our leased properties, through initiatives such as their CodeGreen employee environmental program, science-based GHG emissions reduction targets, supply chain engagement, green building practices, and renewable energy investments across their operations.

MGM Resorts. MGM Resorts has embraced a leadership role in environmental sustainability through its “Focused on What Matters: Embracing Humanity & Protecting the Planet” platform. Through their “Protecting the Planet” strategic pillar, MGM Resorts’ core belief is that a greener business is a better business and environmental leadership is critical to 21st century corporate leadership. MGM Resorts’ strategic priorities include a public commitment toward key sustainability goals and science-based climate targets, including energy, emissions, water and waste reduction goals, renewable energy sourcing and implementing initiatives to pursue achievement of those goals.

PENN Entertainment. PENN Entertainment is committed to safeguarding natural resources and helping to protect the environment, fostering a culture of environmental excellence throughout their organization by meeting or exceeding environmental regulations; implementing environmentally sound policies; and engaging with customers, suppliers and communities on environmental impacts and opportunities for improvement. Across their properties, including at our leased properties, they continue to implement enhancements to increase energy efficiency, expand their emissions reporting capability, reduce waste generation and increase recycling, and emphasize sustainable procurement and food sourcing.

Hard Rock. Through Hard Rock’s “Save the Planet” initiative, Hard Rock International and Seminole Gaming are growing efforts to sustainably address waste, energy, and water, by driving operational improvements, engaging non-profit partners, and pursuing best practice collaborations with vendors. Hard Rock-managed casino-hotel properties, including our leased properties, have implemented energy reduction and efficiency plans, improved waste practices and systems, as well as a digital Practice Library that allows teams to share best practices globally.

Century Casinos. Century Casinos is investing in their communities, team members and planet through the Century Cares program, created to show their dedication to the well-being of their communities now and well into the future. Century Casinos remains committed to being good stewards of the environment, considering it their responsibility to protect global ecosystems and minimize their consumption of resources. Over the past years, Century Casinos has prioritized the implementation of on-property green teams, new energy-efficiency projects and is assessing measures for reduction of water consumption, waste management and sourcing renewable energy. These dedicated efforts play a crucial role in addressing climate change and fostering a sustainable environment for future generations.

The Venetian Resort. The Venetian Resort’s commitment to corporate responsibility is demonstrated through a leadership role in the hospitality industry in its movement to actively minimize the environmental impact of their operations on our planet. Using a science-based approach, they have developed and refined their sustainability strategy around the four pillars of environmentally responsible operations, green meetings and events, green buildings, and stakeholder engagement, by identifying areas with the greatest environmental impact and opportunity. Their environmentally responsible operations target ways to eliminate waste, reuse, replace, and recycle to limit their impact through natural resource conservation, waste management and supply-chain sustainability, and their Green Meetings program reflects their commitment to sustainable programs and practices that directly benefit their meeting clients.

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CORPORATE GOVERNANCE MATTERS

Environmental Sustainability Data
Corporate and Golf Operations
Certain resource usage data with respect to our directly operated assets (excluding our triple-net leased property portfolio, which is addressed below), which scope includes our leased corporate headquarters in New York, NY, as well as our four owned golf courses operated and managed by CDN Golf. As we continue to enhance our data collection processes, we expect to continue to enhance our reported sustainability data and refine the data presented for prior years. Due to the nature of golf course management and the locations of certain of our golf courses, our total resource consumption depends to some degree on natural weather patterns and outcomes, including total rainfall and drought-like conditions in a given year.
Metric	Unit of Measurement	2021	2022	2023
Water Usage(1)	Mgal	521.5	471.9	417.7
Electricity Usage(2)	MWh	5,197.7	5,105.6	5,731.7
Fuel Usage(3)	MWh	2,888.5	2,825.0	2,325.5
Scope 1 Emissions(4)	MTCO2e	642.7	616.0	523.9
Scope 2 Emissions(4)	MTCO2e	1,995.0	1,960.7	2,104

(1)
Represents actual water usage at golf courses, as well as estimated water usage at corporate headquarters based on pro rata square footage of overall building usage. The portion of estimated water usage comprises less than 0.2% of overall reported water usage for each reported year.

(2)
Represents combined actual electricity usage at corporate headquarters and golf courses, all of which is sourced from local grids.

(3)
Represents actual fuel usage at golf courses, including propane, liquid natural gas, gasoline, diesel fuel and heating oil. No direct fuel usage at corporate headquarters.

(4)
Represents estimated combined Scope 1 or Scope 2 (location-based) GHG emissions impact, as applicable, from available energy usage data, as calculated pursuant to our third-party sustainability data monitoring platform.

Triple-Net Lease Portfolio
We presented for the second time in our annual 2022-2023 ESG Report consolidated sustainability data for a majority of our leased property portfolio, including total water usage, electricity, natural gas and district energy usage, tenant Scope 1, Scope 2 and Scope 3 GHG emissions, total waste generated and overall percentage of generated waste diverted from landfills. In our 2022-2023 ESG Report, we presented consolidated data representing 76% of our leased property portfolio on a per property basis and 91% on an overall square footage basis (in each case, as of December 31, 2022). This presentation represented available data provided by certain of our tenants.

Reported Portfolio 2022 Data Coverage ~76% by property ~91% by sq. ft.

Based on the expected timing and availability of our tenants’ sustainability data and reporting, we expect similar data to be available for 2023 in connection with the publication of our next annual ESG report. In connection with our tenant engagement initiative, we expect to continue to encourage our tenants to pursue their respective ESG initiatives and enhance their data reporting capabilities and, accordingly, expand our own ability to report sustainability data with respect to our leased property portfolio. The information in our 2022-2023 ESG Report is not incorporated by reference into, and does not form a part of, this Proxy Statement.
Climate Change
As a real estate owner and investor, we understand that we are not immune to the risks of climate change and recognize that as climate change impacts continue to become more severe, chronic trends and acute events may pose a risk to our business model and long-term performance by impacting the underlying value of our assets, the viability of our tenants’ businesses at our properties, and the health, safety, growth and prosperity of the communities that surround our properties. As we operate under a triple-net lease model, the operation, maintenance, repair, and improvements of our leased properties (including with respect to sustainability performance and climate change mitigation) is the sole responsibility of our tenants. Accordingly, climate-related risks impact us in limited circumstances, including when climate considerations impact our ability to lease properties or if a property were to incur damages that limit our tenants’ operations or diminish the asset value. To assess climate-related risks, VICI engages a third-party environmental due diligence provider and consultant to perform property-level environmental assessment reports that allow us to evaluate current and future climate risks, along with current sustainability performance, of our leased properties. In 2022, our environmental due diligence provider performed a portfolio-level climate risk analysis based upon asset-level data obtained from the individual property-level climate change risk analyses, which property-level reports we have shared with certain of our tenants. Subject to compliance with the terms of our lease agreements, our tenants make independent decisions regarding whether and how to pursue such initiatives at our leased properties.
Our 2022-2023 ESG Report includes an overview of our climate change risk strategy, governance, risk management and metrics and targets in alignment with the Task Force on Climate-related Financial Disclosures (TCFD) framework.

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Social Responsibility
Key Objectives and Approach

•
Company Culture — Nurture our company culture and focus on the health, safety, wellbeing, and professional development of our employees through recruiting and retention, employee engagement, and strong support and benefits.

•
Community and Corporate Citizenship — Support the communities in which we operate and own properties and demonstrate our commitment to corporate social responsibility through volunteering, regular giving, and identifying unique opportunities to contribute to charitable causes

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Advance Social Responsibility Issues — Enhance our commitments to key social responsibility issues by implementing and expanding policies and procedures, employee training, and external engagement

Company Culture. We are committed to contributing positively to our communities and to creating and sustaining a positive work environment and corporate culture that fosters employee engagement, health, safety and well-being, diversity, equity and inclusion, and equal opportunity.

VICI Values. In 2023, we undertook a process to collectively revisit and refine our VICI Values, originally put in place following our formation, to reflect the growth and maturation of our business and our work since then to develop an effective and inclusive company culture. Collecting feedback at every level of our organization, we developed a set of values that are unique to our Company and articulate how we strive to conduct ourselves individually, build our collective culture, sustain our internal and external relationships, and hold ourselves and each other accountable. Each of these are further expanded into core principles that provide a common set of expectations for everyone in our organization. We expect to advance this effort by further integrating these values into our day-to-day organizational processes by recognizing employees who embody these values and enhancing our performance management and talent engagement efforts.

For 2023-2024, we were certified as a Great Place to Work® by the Great Place to Work® Institute for the fifth year in a row. With 100% participation across our organization, 100% of our employees agreed that “Taking all things into account, this is a great place to work.”

Team VICI. As of December 31, 2023, Team VICI consisted of 28 team members, all full-time employees in professional or administrative roles. As we continue to increase our headcount along with the growth of our business, we strive to nurture our company culture and take advantage of the highly interpersonal, relationship-based nature of our Company.

Due to our headcount of fewer than 100 employees, we do not (and are not required to) file an annual EEO-1 Report with the EEOC under the applicable requirements of Title VII of the Civil Rights Act of 1964, as amended.

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CORPORATE GOVERNANCE MATTERS

Human Capital Management
Our Board of Directors, through our Compensation Committee and Nominating and Governance Committee, has oversight of all human capital management, including corporate culture, diversity, equity and inclusion, talent acquisition, retention, employee satisfaction, engagement and succession planning. The most significant human capital measures and objectives that we focus on in managing our business and our related human capital initiatives include the following:
Employee Engagement
•
Conduct annual employee satisfaction surveys through the Great Place to Work Institute™, by which we were certified as a Great Place to Work™ for the fifth year in a row, and additional pulse surveys and informal feedback opportunities

•
Our Management Committee assists executive leadership to guide VICI’s cultural development, operations and strategic direction and also facilitates employee engagement through the Management Committee Advisors program

•
Our employees lead key company initiatives on a voluntary basis, including VICI Volunteers and the DEI Committee, with executive sponsorship and support

100% of Employees Rated VICI a Great Place To Work®
Training and Integration
•
Host trainings related to a broad variety of topic areas to educate and advance our employees’ understanding of, and engage in discussions relating to, concepts relevant to our business, such as business ethics, code of conduct, anti-corruption, DEI, anti-harassment and other matters outlined in our corporate policies

•
Provide educational opportunities for our employees through our VICI 101 program, a comprehensive curriculum providing an introduction to concepts and topics that are core to our business, and additional “lunch-and-learn” sessions periodically hosted by subject matter experts

Compensation and Benefits
•
Offer a comprehensive employee benefits package, including a 401(k) plan, medical, dental and vision insurance, disability insurance, life insurance, paid parental leave for birth and foster/adoption placements, a parenthood pursuit program with a significant lifetime reimbursement benefit, and access to an employee assistance program

•
Provide for participation in our STIP (short-term incentive program) to all employees and, in 2023, expanded participation in our LTIP (long-term incentive program) to all equity-eligible employees

•
Seek to provide additional unique benefits, such as our charitable engagement benefit through Groundswell (described below) and our Portfolio Experience benefit, which provides employees with an annual reimbursement to stay at any VICI-owned property and experience the hospitality and entertainment experiences provided by our tenants

Health, Safety and Wellness
•
Seek to maintain a safe, welcoming and inclusive office environment, while offering a flexible remote-working policy with programs and support to increase virtual engagement

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Provide a broad array of mental health and wellness-related benefits through our employee assistance program, which provides, among other things, counseling, mental health and wellness and other support services

•
Offer an unlimited paid-time off policy with a two-week minimum, as well as unique opportunities such as the August Work-From-Anywhere Initiative

Diversity, Equity and Inclusion
•
Commitment to creating and maintaining an inclusive environment in which all employees have the opportunity to participate and contribute to the success of the business and are valued for their skills, experience, and unique perspectives

•
Empowering our DEI Committee (formerly the Diversity and Inclusion Task Force) to lead the strategy and implementation of our diversity, equity and inclusion-related initiatives, which meets periodically to review recent developments and progress, explore potential additional initiatives and chart next steps

Professional Development
•
Provide opportunities for our employees to learn more about business strategy, real estate and related sectors, and financial and accounting matters, as well as opportunities to enhance relationships by visiting properties and engaging with tenants and potential counterparties

•
Offer practical opportunities for professional development within our organization, including through training and mentoring, lunch and learns, and our professional development stipend to support self-selected opportunities

•
Encourage our employees to contribute to our strategic evaluation of additional experiential sectors for potential investment by bringing their passions and interests to their professional roles

Community Involvement
•
Through our Charitable Contribution Matching Program and the Groundswell Charitable Giving platform, offer employees the opportunity to multiply the impact of their charitable activity, with a significant individual dollar-for-dollar matching cap per individual, recognition of in-person volunteer efforts through supporting donations, and access to Groundswell Personal Giving Accounts, through which they are able to research charities, make contributions, track their giving activity, and seamlessly facilitate matching contributions pursuant to our program

•
Support our employees and the charities they are personally committed to through corporate giving and fundraising event sponsorship from time to time, as well as periodic contributions through Groundswell for employees to contribute to the charities of their choice

•
Endeavor to host opportunities each year to volunteer in-person as a team to contribute to causes and provide opportunities for team building and engagement

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CORPORATE GOVERNANCE MATTERS

Community and Corporate Citizenship
VICI Volunteers. Our VICI Volunteers team, led by and comprised of employees with an executive sponsor, guides our Company’s community service engagement, corporate giving and related initiatives. Our core pillars of charitable activity are set forth below, with highlights for the work of our VICI Volunteers team and the individual charitable engagement of our employees.
Core Pillars	2023 Developments	Select Supported Organizations
Contribution Drives We identify organizations to support through corporate contributions and employee support year-end contribution drives.
•
We expanded our support of The Child Center of NY by directly sponsoring one of their many program sites for their annual toy drive, fulfilling 100 individual wish letters provided by children in December 2023, and supporting their annual backpack drive to provide backpacks and school supplies to children in August 2023.

•
We held a professional clothing donation drive in support of The Bowery Mission in December 2023.

Encouraging Volunteerism
We seek opportunities to engage in person with charitable organizations in New York City to support their missions and encourage our employees to do the same by recognizing their volunteer efforts with supporting donations.

•
Fifteen volunteers participated in City Harvest’s annual Repack to Give Back event in November 2023, helping to repack bulk food produce for local food distribution partners and organizations.

•
We amended our Charitable Contribution Matching Policy in March 2023 to support our employee’s volunteer efforts by providing matching financial support to charitable organizations.

Corporate Giving We seek to build relationships with charitable organizations that make a difference in our communities and that our employees are personally involved with.
•
We contribute to many different charitable organizations, including those based in New York City, Southern Nevada, and others supported by our employees through our Charitable Contribution Matching Policy.

•
We contributed to annual fundraising events for two charitable organizations at the request of employees who are personally involved in such charities.

Impact Opportunities As opportunities arise, we seek to positively impact the communities surrounding our assets in unique ways.
•
We supported the Las Vegas Super Bowl LVIII Host Committee Charities, a 501(c)(3) organization whose mission is to improve the quality of life of Nevada residents through community affairs programs, initiatives and legacy projects, in connection with Super Bowl LVIII in Las Vegas in February 2024.

•
Through the leadership of CDN Golf, each of our golf courses engage with and support their respective local communities through outreach and service, including charity fundraising events and golf round donations in support of local organizations.

2023 Charitable Impact

As an organization of only 28 employees as of year-end 2023 (including six new hires who joined the Company in 2023), we are proud of our charitable impact and are committed to continuing our in-person volunteer efforts and financial support of these and other charitable organizations. In 2023, we:
•
Volunteered more than 30 hours at our City Harvest Repack to Give Back event in November 2023

•
Directly contributed a total of $125,000 to individual charitable organizations, excluding our support of the Las Vegas Super Bowl LVIII Host Committee Charities described below

•
Matched a total of $35,000 in employee donations through our Charitable Contribution Matching Program

•
Supported the Las Vegas Super Bowl LVIII Host Committee Charities, facilitating community affairs programs, initiatives, legacy projects and direct contributions to Las Vegas and Nevada-based charitable organizations

41

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Introduction

Our Audit Committee has appointed the accounting firm of Deloitte (defined below) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Action by stockholders is not required by law, the NYSE or our organizational documents in the appointment of an independent registered public accounting firm, but this appointment is submitted by our Board of Directors for ratification as a matter of good corporate governance in order to give our stockholders a voice in the designation of auditors. If the appointment is not ratified by our stockholders, our Board of Directors will further consider its choice of Deloitte as our independent registered public accounting firm and may, but will not be required to, appoint a different independent registered public accounting firm. Deloitte has served as our independent registered public accounting firm since our formation on October 6, 2017 and is considered by our management to be well-qualified. Deloitte has advised us that neither it nor any member thereof has any financial interest, direct or indirect, in our Company or any of our subsidiaries in any capacity.
For additional information regarding our independent registered public accounting firm, see “Principal Accountant Fees and Services” on page 43. A representative of Deloitte will be present at the Annual Meeting. The representative will have an opportunity to make a statement if desired and will be available to respond to appropriate questions.
Evaluation of Independent Registered Public Accounting Firm

Prior to selecting Deloitte for the fiscal year ending December 31, 2024, the Audit Committee evaluated Deloitte’s performance with respect to fiscal year 2023. In conducting this annual evaluation, the Audit Committee considered management’s assessment of Deloitte’s performance in areas such as: (i) independence; (ii) the quality and the efficiency of the services provided, including audit planning and coordination; (iii) the adequacy of information provided on accounting issues, auditing issues and regulatory developments affecting REITs; (iv) the quality and effectiveness of communications with the Audit Committee and management, including the ability to meet deadlines and respond quickly; (v) reports of the PCAOB and other available data regarding the quality of work performed by Deloitte; and (vi) the geographic reach and expertise of Deloitte in terms of quantity, quality and location of staff.
The Audit Committee also considered Deloitte’s tenure, the relative costs, benefits, challenges, overall advisability and potential impact on the Company of changing auditors and the reasonableness of Deloitte’s historical and proposed billable rates. The Audit Committee is responsible for the audit fee negotiations associated with the retention of Deloitte. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered accounting firm. Further, in conjunction with the rotation of the auditing firm’s lead engagement partner every five years (which took place in February 2024 following completion of the audit for the fiscal year ending December 31, 2023, the Audit Committee and its chair advised on the selection of Deloitte’s new lead engagement partner and will continue to be involved in the selection of key Deloitte engagement team members. The members of the Audit Committee and the Board believe that the continued retention of Deloitte to serve as our independent external auditor is in the best interests of us and our stockholders.
Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024. As a result, for purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR
THE FISCAL YEAR ENDING DECEMBER 31, 2024.

42	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table lists the fees billed for services rendered by our independent registered public accounting firm for the fiscal years ended December 31, 2023 and 2022.
Type of Fees	2023	2022
Audit Fees(1)	$1,529,000	$1,764,451
Audit-Related Fees(2)	$960,255	$266,000
Tax Fees(3)	$15,251	$38,348
All Other Fees	—	—
Total	$2,504,506	$2,068,799

(1)
Audit fees include:

•
the integrated audit of the Company’s annual financial statements, including the audit of VICI Properties L.P., an SEC registrant, and certain other subsidiaries’ financial statements;

•
Sarbanes-Oxley Section 404 services;

•
consents and other services related to SEC matters; and

•
related out-of-pocket expenses.

(2)
Audit-related fees for 2022 and 2023 relate to assistance with the Company’s due diligence review of certain potential and executed transactions and, with respect to 2022, the audit of the VICI Properties L.P. 401(k) Plan. Increased audit-related fees in 2023 primarily related to additional transaction-related due diligence.

(3)
Tax fees for 2022 and 2023 relate to assistance with certain of the Company’s state and local tax filing requirements.

Pre-Approval Policies and Procedures of Our Audit Committee

Our Audit Committee must pre-approve all audit services and permissible tax and non-audit services provided by our independent registered public accounting firm. In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority of permissible tax and non-audit services to the Chair of the Audit Committee or a subcommittee thereof. The Chair must report any such pre-approval decisions to the Audit Committee at its next regularly scheduled meeting. All services performed by the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023 were pre-approved in accordance with this policy.

43

AUDIT COMMITTEE REPORT
The following is a report by the Audit Committee of our Board of Directors regarding the responsibilities and functions of the Audit Committee. This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference in any of the Company’s filings under the Securities Act or the Exchange Act, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein.
Management is responsible for the Company’s internal controls and financial reporting process. Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), and to issue its reports thereon. The Audit Committee monitors and oversees these processes. The Audit Committee approves the selection and appointment of the Company’s independent registered public accounting firm and recommends the ratification of such selection and appointment to our Board of Directors.
The Audit Committee serves in an oversight capacity and is not part of the Company’s managerial or operational decision-making process. Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with GAAP. The Company’s independent auditor, Deloitte, is responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP. We rely, without independent verification, on the information provided to us and on the representations made by management, the internal auditor and the independent auditor.
We reviewed and discussed with management, the internal auditor and Deloitte the audited financial statements. We discussed with Deloitte matters that independent registered public accounting firms must discuss with audit committees under applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence. We also: (i) reviewed and discussed with management, the Company’s internal auditors and Deloitte the Company’s internal control over financial reporting; and (ii) reviewed and discussed with management and Deloitte their respective assessment of the effectiveness of the Company’s internal control over financial reporting. Based on our review and the discussions and reports discussed above, and subject to the limitations on our role and responsibilities referred to above, we recommended to the Board of Directors that the Company’s audited consolidated financial statements for 2023 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the SEC.
Members of the Audit Committee:
Diana F. Cantor (Chair)
Elizabeth I. Holland
Craig Macnab

44	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

 CERTAIN RELATIONSHIPS AND
RELATED TRANSACTIONS
Related Party Transactions Policy

We recognize that related party transactions present a heightened risk of actual, potential or perceived conflicts of interest and have adopted a written policy regarding the review and approval of any related party transactions. Our Nominating and Governance Committee is responsible for the oversight and review of potential conflicts of interest in connection with “related person transactions” between us and any related person pursuant to the written related party transactions policy adopted by our Board of Directors. Under SEC rules, a “related person” is an officer, director, nominee for director or beneficial holder of more than 5% of any class of our voting securities since the beginning of the last year or an immediate family member of any of the foregoing. In the course of its review of a related party transaction, the Nominating and Governance Committee will take into account the material facts of such transaction, including:
•
whether the transaction is fair and reasonable to the Company;

•
whether the transaction was undertaken in the ordinary course of business of the Company;

•
whether the transaction was initiated by the Company, a subsidiary or the related party;

•
whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;

•
the purpose of, and the potential benefits to the Company of, the transaction;

•
the approximate dollar value of the amount involved in the transaction, particularly as it relates to the related party;

•
the related party’s interest in the transaction;

•
whether the transaction would impair the independence of a non-management director; and

•
whether the transaction may present an improper conflict of interest for the related party, taking into account the size of the transaction, the overall financial position of the related party, the direct or indirect nature of the related party’s interest in the transaction and the ongoing nature of any proposed relationship.

The Nominating and Governance Committee reviews all relevant information available to it regarding a related party transaction and either approves or disapproves entry into such related party transaction. Pursuant to our policy, the Nominating and Governance Committee may approve a related party transaction only if they determine that the transaction is not inconsistent with the interests of the Company and its stockholders.
Any member of the Nominating and Governance Committee who is a related party or the immediate family of a related party with respect to a transaction under review will not be permitted to vote on the approval or ratification of the transaction. However, such a director may be counted in determining the presence of a quorum at a meeting in which such transaction is considered.
Certain Relationships

Indemnification Agreements And Insurance
We have entered into an indemnification agreement with each of our directors and executive officers. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors or executive officers, we have been informed that in the opinion of the SEC such indemnification is against public policy and is therefore unenforceable. We have purchased and maintain insurance on behalf of all of our directors and executive officers against liability asserted against or incurred by them in their official capacities, whether or not we are required to have the power to indemnify them against the same liability.

45

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock, as of March 4, 2024, by (i) each person known to us to beneficially own more than 5% of any class of the outstanding voting securities of the Company, (ii) each of our directors, (iii) each of our named executive officers listed in the table entitled “2023 Summary Compensation Table” below and (iv) all of our current directors and executive officers as a group. Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Unless otherwise noted below, the address of the persons listed in the table is c/o VICI Properties Inc., 535 Madison Avenue, New York, New York 10022. The percentages shown in this table are calculated based on 1,043,137,031 shares of our common stock outstanding as of March 4, 2024.
5% Stockholders, Officers and Directors	Number of Shares Beneficially Owned	Percentage of Common Stock
Beneficial Owners of 5% or More of Our Common Stock:
The Vanguard Group(1)	146,919,295	14.1%
BlackRock, Inc.(2)	102,220,817	9.8%
Capital International Investors(3)	63,424,190	6.1%
State Street Corporation(4)	54,604,645	5.2%
Directors and Executive Officers:
Edward B. Pitoniak	1,163,447	*
John W. R. Payne	395,678	*
David A. Kieske	338,469	*
Samantha S. Gallagher	302,590	*
James R. Abrahamson(5)	143,742	*
Diana F. Cantor	41,419	*
Monica H. Douglas	25,855	*
Elizabeth I. Holland	43,277	*
Craig Macnab	57,411	*
Michael D. Rumbolz(6)	74,526	*
Directors and Executive Officers as a Group (10 persons)	2,586,414	*

*
Less than 1%

(1)
Beneficial ownership is based on a Schedule 13G/A filed with the SEC on February 13, 2024 by The Vanguard Group. The Schedule 13G/A indicates that the reporting entity is an investment adviser with shared voting power over 2,131,762 shares of our common stock, sole dispositive power over 141,870,005 shares of our common stock and shared dispositive power over 5,049,290 shares of our common stock. The principal address of the reporting entity is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(2)
Beneficial ownership is based on Schedule 13G/A filed with the SEC on January 24, 2024 by BlackRock, Inc. The Schedule 13G/A indicates that the reporting entity is a parent holding company or control person with sole voting power over 93,342,995 shares of our common stock and sole dispositive power over 102,220,817 shares of our common stock. The Schedule 13G/A further indicates that the following subsidiaries of Blackrock, Inc. acquired, and are beneficial owners of, the shares of our common stock reported on the Schedule 13G/A: BlackRock Life Limited, BlackRock International Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock Asset Management North Asia Limited, Blackrock (Singapore) Limited, and BlackRock Fund Managers Ltd. The principal address of the parties is BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.

(3)
Beneficial ownership is based on a Schedule 13G/A filed with the SEC on February 9, 2024 by Capital International Investors (“CII”). The Schedule 13G/A indicates that the reporting entity is an investment adviser with sole voting power over 63,422,529 shares of our common stock and sole dispositive power over 63,424,190 shares of our common stock. The Schedule 13G/A further indicates that CII is a division of Capital Research and Management Company (“CRMC”), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the “investment management entities”). CII’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital International Investors.” The principal address of the reporting entity is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

46	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(4)
Beneficial ownership is based on a Schedule 13G/A filed with the SEC on January 30, 2024 by State Street Corporation. The Schedule 13G indicates that State Street Corporation is a parent holding company or control person with shared voting power over 34,579,141 shares of our common stock and shared dispositive power over 54,463,278 shares of our common stock. The Schedule 13G further indicates that the following subsidiaries of State Street Corporation acquired, and are beneficial owners of, the shares of our common stock reported on the Schedule 13G/A: SSGA Funds Management, Inc., State Street Global Advisors Europe Limited, State Street Global Advisors Limited, State Street Global Advisors Trust Company, State Street Global Advisors, Australia, Limited, State Street Global Advisors (Japan) Co., Ltd., State Street Global Advisors Asia Limited, State Street Global Advisors, Ltd., and State Street Global Advisors Singapore Limited. The principal address of the reporting entity is State Street Financial Center, 1 Congress Street, Suite 1, Boston, MA 02114.

(5)
Comprised of 136,342 directly owned shares of our common stock, 2,900 indirectly owned shares held by his spouse and 4,500 indirectly owned shares held in a 401(k) plan.

(6)
Comprised of 55,301 directly owned shares of our common stock and 19,225 shares held by Michael and Geri Rumbolz Living Trust 2000, Michael D Rumbolz and Geri L Rumbolz Trustees.

47

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of the Compensation Committee is or was formerly an officer or an employee of the Company. None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or the Compensation Committee, nor has such interlocking relationship existed in the past. Accordingly, during 2023 there were no interlocks with other companies within the meaning of the SEC’s proxy rules.
COMPENSATION COMMITTEE REPORT
The following Compensation Committee report to stockholders shall not, in accordance with the rules of the SEC, be incorporated by reference into any of our future filings made under the Exchange Act or under the Securities Act, and shall not be deemed to be soliciting material or to be filed under the Exchange Act or the Securities Act.
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
Members of the Compensation Committee:
Craig Macnab (Chair)
Monica H. Douglas
Michael D. Rumbolz

48	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

PROPOSAL 3: NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS
Introduction

In accordance with SEC rules, we are asking for stockholder approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement, which disclosures include the disclosures under “Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This proposal, commonly known as a “Say-on-Pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement. The next such advisory vote is expected to occur in connection with our 2025 annual meeting of stockholders.
We believe that the Company has created a compensation program deserving of stockholder support. At the 2023 annual meeting of stockholders and each of our prior annual meetings of stockholders, over 95% of the votes cast have supported our executive compensation program. The Company’s philosophy for compensating executive officers is designed to attract, retain, motivate and reward key executives in the Company’s highly competitive industry. Our compensation arrangements are designed to reward our executives for achieving both short- and long-term performance goals that are aimed at driving increases in our equity value. These arrangements seek to align the interests of our executives with those of our stockholders through heavy reliance on short- and long-term performance-oriented incentive plans. Our Compensation Committee reviews and considers this philosophy and makes adjustments as it determines necessary or appropriate.
Please read “Compensation Discussion and Analysis” on page 51 for additional details about our executive compensation program, including information about the 2023 compensation of our named executive officers.
The Board of Directors unanimously recommends that stockholders vote in favor of the following resolution:
“RESOLVED, that the compensation paid to our named executive officers, as disclosed in the Proxy Statement for our 2024 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the ‘Compensation Discussion and Analysis,’ the compensation tables and narrative discussion, is hereby APPROVED, on a non-binding, advisory basis.”
Approval of this non-binding, advisory “Say-on-Pay” resolution requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting at which a quorum is present.
The vote on this proposal is non-binding and advisory in nature. Because of this, it will not affect any compensation already paid or awarded to any named executive officer, and it will not be binding on or overrule any decisions by our Board of Directors or our Compensation Committee. Nevertheless, our Board of Directors highly values input from our stockholders, and our Compensation Committee will carefully consider the results of this vote when making future decisions about executive compensation. The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.
Vote Required

The affirmative vote of a majority of the votes cast is required for approval (on a non-binding, advisory basis) of the “Say-on-Pay” proposal. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION.

49

EXECUTIVE OFFICERS
Following our formation in October 2017, we put into place a senior leadership team comprised of highly qualified individuals who are dedicated to the Company’s success and fulfillment of its mission to create long-term stockholder value.
2023 Named Executive Officers
Edward B. Pitoniak Chief Executive Officer and Director Age: 68	John W.R. Payne President and Chief Operating Officer Age: 55	David A. Kieske Executive Vice President, Chief Financial Officer and Treasurer Age: 53	Samantha S. Gallagher Executive Vice President, General Counsel and Secretary Age: 47
Set forth below is certain information regarding each of our current executive officers, other than Mr. Pitoniak, whose biographical information is presented under “Proposal 1: Election of Directors — Director Nominees”.
John W.R. Payne has been our President and Chief Operating Officer since October 6, 2017. Mr. Payne previously served as the Chief Executive Officer of Caesars Entertainment Operating Company, Inc. (“CEOC”) (which filed for Chapter 11 bankruptcy in January 2015), a position he held since 2014. Mr. Payne has over 20 years of experience in the gaming and hospitality business. Prior to 2014, Mr. Payne served as President of Central Markets and Partnership Development of Caesars from 2013 to 2014, Caesars’ President of Enterprise Shared Services from 2012 to 2013, Caesars’ President of Central Division from 2007 to 2012 and Atlantic City Regional President in 2006. In 2005, Mr. Payne also served as Caesars’ Gulf Coast Regional President. Mr. Payne served as the Senior Vice President and General Manager of Harrah’s New Orleans from 2002 to 2005. Mr. Payne is a Board Member of the Audubon Institute, Council for a Better Louisiana and Crimestoppers of Greater New Orleans. Mr. Payne holds a Bachelor’s degree in Political Science from Duke University and a Master’s Degree in Business Administration from Northwestern University.
David A. Kieske has been our Executive Vice President, Chief Financial Officer and Treasurer since January 1, 2018, and served as Special Advisor to the Chief Executive Officer from November 27, 2017 until December 31, 2017. Prior to joining the Company, Mr. Kieske worked at Wells Fargo Securities/Eastdil Secured since 2007, where he most recently served as Managing Director in the Real Estate & Lodging Investment Banking Group. In his role, Mr. Kieske was responsible for providing capital raising and financial advisory services to companies in the real estate and lodging industries. Prior to Eastdil, Mr. Kieske worked in the Real Estate & Lodging Investment Banking Groups at both Citigroup and Bank of America. Early in Mr. Kieske’s career, he was a senior accountant at Deloitte & Touche LLP and Assistant Vice President & Corporate Controller at TriNet Corporate Realty Trust. Mr. Kieske holds a Bachelor’s degree from University of California Davis and a Master’s Degree in Business Administration from the University of California Los Angeles.
Samantha S. Gallagher has been our Executive Vice President, General Counsel and Secretary since June 12, 2018, and served as Special Advisor to the Chief Executive Officer upon joining the Company in May 2018. Ms. Gallagher has over 20 years of experience representing REITs and other real estate companies and financial institutions. Prior to joining the Company, Ms. Gallagher served as Executive Vice President, General Counsel and Secretary at First Potomac Realty Trust (NYSE: FPO). In this role, Ms. Gallagher held leadership responsibility for all corporate governance matters, SEC and NYSE compliance, structuring of corporate-level transactions, overseeing property-level and corporate acquisitions and dispositions, supervising litigation matters, as well as managing outside counsel. Ms. Gallagher also oversaw the negotiation and documentation pertaining to First Potomac Realty Trust’s merger with Government Properties Income Trust (now Office Properties Income Trust) (NASDAQ: OPI) in October 2017. Previously, Ms. Gallagher was a Partner at Arnold & Porter LLP, Bass, Berry & Sims plc, and Hogan Lovells US LLP. While in private practice, Ms. Gallagher focused on capital markets transactions (including public and private equity and debt offerings), joint ventures, mergers and acquisitions and strategic investments, as well as advising companies in a variety of corporate and securities law matters. She previously served on the Board of Directors for Make-A-Wish® Mid-Atlantic, Inc. from 2013 to 2019, as well as serving as Chair of its Governance Committee. Ms. Gallagher earned a Juris Doctor degree from Georgetown University Law Center, cum laude, and a Bachelor of Arts degree from Princeton University, summa cum laude.

50	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
The following Compensation Discussion and Analysis discusses the principles underlying our executive compensation policies and decisions for 2023.
Executive Summary

Background
As we look back on VICI’s sixth full year of existence, following our formation in October 2017 and the completion of our initial public offering in February 2018, we are proud to report that 2023 was another value-creating year for our company demonstrated by significant new relationships with leading experiential operators and diversification of our investment portfolio despite a challenging and uncertain macroeconomic environment. We have continued to execute on our strategic and growth objectives, demonstrating the potential of our business and investment model, the value of the continuing institutionalization of the gaming real estate sector, and the viability of the experiential asset sector more broadly. We also continued to grow and mature as an organization, putting significant emphasis into establishing our credentials as an employer of choice for our small but growing employee base.
•
We grew our triple-net lease portfolio internationally with leading gaming operators, including the acquisition of four assets operated by PURE Canadian Gaming, and four assets operated by Century Casinos in Alberta, Canada.

•
We expanded our triple-net lease portfolio into the family entertainment sector with the acquisition of 38 bowling entertainment centers operated by Bowlero Corp, and the Chelsea Piers New York transaction described below.

•
We built upon key relationships with our experiential partners, including through additional investments with Canyon Ranch, additional investments with Cabot into Cabot Saint Lucia and Cabot Scottish Highlands, and a mezzanine loan investment with Kalahari Resorts and Conventions.

•
We converted an investment into long-term real estate ownership for the first time with our leasehold acquisition of Chelsea Piers New York, an iconic and irreplaceable experiential asset in New York City.

The following page sets forth certain highlights of our 2023 financial performance, as well as our one-year and three-year total stockholder return performance benchmarked against our executive compensation peer group, a comparison group of triple-net REITs, the S&P 500 index, and the MSCI U.S. REIT Index (“RMZ”).

51

EXECUTIVE COMPENSATION

2023 Financial Highlights
The following are some of the highlights of our accomplishments in 2023:
Total Stockholder Return Benchmarking
45.0% 3-Year Total Stockholder Return	3.6% 1-Year Total Stockholder Return

Significantly outperformed against Peer Group, Triple Net REIT comparison group, RMZ and S&P 500 in three-year total stockholder return (“TSR”). Outperformed Triple Net REIT comparison group, and lagged the Peer Group,
RMZ and S&P 500 in one-year TSR

† Peer Group includes: Alexandria Real Estate Equities, Inc., AvalonBay Communities, Inc., Caesars Entertainment, Inc., Digital Realty Trust, Inc., Equity Residential, Extra Space Storage Inc., Gaming and Leisure Properties, Inc., Healthpeak Properties, Inc., Hilton Worldwide Holdings Inc., Las Vegas Sands Corp., MGM Resorts International, Public Storage, Realty Income Corporation, SBA Communications Corporation, Simon Property Group, Inc., Vail Resorts, Inc., Welltower, Inc., and W. P. Carey Inc.
‡ Triple Net REITs include: Agree Realty Corporation, EPR Properties, Essential Properties Realty Trust, Four Corners Property Trust, Inc., Gaming and Leisure Properties, Inc., National Retail Properties, Inc., Realty Income Corporation, Spirit Realty Capital, Inc., VICI Properties Inc. and W.P. Carey Inc, and does not include triple net REITs that were not publicly traded during the entirety of 2023.

VICI 3-Year Total Stock Return Performance (12/31/20 to 12/31/23)

52	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

Compensation Program Overview

Compensation Philosophy and Program Objectives
Our compensation program is designed to attract and retain high-performing executives by motivating and rewarding our executives for achieving both short- and long-term performance goals that are aimed at growing stockholder value. The principal objectives of our compensation philosophy and program are to:
•
align the interests of our executives and stockholders through the use of performance-based short-term cash incentive compensation and time- and performance-based long-term equity incentive compensation;

•
attract, motivate, retain and reward the key leadership and managerial talent needed for our Company to achieve its goals and objectives;

•
promote long-term value creation and growth strategies;

•
ensure line-of-sight between key performance measures that are indicative of Company growth and gains in stockholder value and actual results; and

•
encourage stock ownership through executive stock ownership guidelines and by providing long-term incentives that align the interests of our executive officers with those of our stockholders.

Compensation Elements
The primary components of our executive compensation program are base salary, short-term incentive compensation (cash bonus) and long-term incentive compensation (equity, with a significant portion performance-based and all subject to multi-year vesting requirements). The primary objectives of these components are described in more detail below.

53

EXECUTIVE COMPENSATION

Pay-for-Performance Compensation Structure

Our compensation structure embodies our commitment to align executive pay and performance by linking a meaningful portion of total compensation to the achievement of pre-determined quantitative performance goals through our STIP, as well as rigorous absolute and relative stockholder return goals through our LTIP. In 2023, 89.2% of our Chief Executive Officer’s total target compensation, and 77.7% (on average) of our other named executive officers’ total target compensation was performance-based and/or at risk/not guaranteed and 10.8% and 22.3% respectively, was fixed. To build alignment with our stockholders, long-term incentive awards granted under the LTIP are predominantly “at-risk” performance-based equity awards, the vesting and ultimate value of which depends entirely on the Company’s future absolute and relative total stockholder return. The following graphics illustrate the mix between fixed pay (base salary) and performance-based and/or at-risk pay incentives (short-term incentive in the form of cash and long-term incentive in the form of time-based restricted stock and PSUs) for our Chief Executive Officer and the average of our other named executive officers, in each case based on 2023 target levels of compensation. Actual 2023 compensation varies based on performance outcomes.

Compensation Practices and Policies
The following is an overview of the highlights of our compensation structure, and the fundamental compensation policies and practices we do and do not use.
WHAT WE DO	WHAT WE DON’T DO

Align the interests of our executives and stockholders through the use of performance-based short-term cash incentive compensation and service and performance-based long-term equity incentive compensation.
No excise tax gross ups upon a change in control.
Double-Trigger Change in Control Payments — a “change in control” by itself is not sufficient to trigger payments, it must also be accompanied by a qualifying termination.	No pledging, hedging or short sale activities by our executives and directors.

Clawback Policy — an accounting restatement will trigger the mandatory clawback of any erroneously awarded compensation, i.e., incentive compensation that exceeds the amount of such compensation due after taking into account the accounting restatement.
We do not maintain any defined benefit or supplemental retirement plans.
LTIP Award Governor — Payouts under our Relative TSR PSUs are capped at “target” in the event that our Absolute TSR performance is negative in a given period.	No perquisites or other personal benefits to executive officers that are not available to all employees.
Maintain robust director and executive officer stock ownership guidelines, with only earned performance-based equity included in determining if the ownership threshold is satisfied.	We do not pay dividends on unvested equity awards until, and only to the extent, those awards vest.
Engage an independent compensation consultant to review and provide recommendations regarding our executive compensation program.	We do not allow for repricing or buyouts of underwater options or stock appreciation rights without stockholder approval.
Require a one-year minimum vesting period on equity grants, subject to a 5% carve-out for certain equity grants.	No plan design features that encourage excessive or imprudent risk taking.

54	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

Compensation Process

In developing the Company’s executive compensation philosophy and implementing its programs and policies, our Compensation Committee and Board of Directors recognizes the importance of aligning the Company’s executive compensation programs with stockholder interests and continually reviews the Company’s executive compensation practices.
Role of the Compensation Committee
The Compensation Committee regularly reviews, approves and oversees our executive compensation programs and practices, and evaluates and determines the appropriate executive compensation philosophy and objectives for VICI, the process for establishing executive compensation, the appropriate design of our executive compensation program and compensation arrangements, and the annual compensation of our executive officers. The Compensation Committee consists entirely of independent directors. In determining compensation for our executive officers, the Compensation Committee considers, among other things, the executive officer’s position, responsibilities associated with that position, experience, expertise, knowledge and qualifications, market factors, the industry in which we operate and compete, recruitment and retention factors, the executive officer’s individual compensation history, compensation levels of the other members of our executive team and similarly situated/comparable executives in our peer group, and our overall compensation philosophy, as well as the recommendations of our Chief Executive Officer (for our named executive officers other than our Chief Executive Officer). The Compensation Committee also is supported in its work by an independent compensation consultant, as described below. The Compensation Committee is, however, solely responsible for making the final decisions on compensation for our executive officers.
Role of Executive Management
In order to ensure that our compensation programs are aligned with our strategic objectives and appropriate performance goals, management provides input to the Compensation Committee with respect to the compensation-setting process. The Chief Executive Officer, the EVP, General Counsel and Secretary, and the EVP, Chief Financial Officer and Treasurer are the officers who interact most closely with the Compensation Committee. These individuals work with the Compensation Committee to provide their perspective on aligning executive compensation strategies with our business objectives. When determining compensation for our executive officers, the Chief Executive Officer provides the Compensation Committee with his input regarding executive performance, and recommends base salary and short- and long-term incentive targets for each of our executive officers (other than himself). The performance of the Chief Executive Officer is assessed directly by the Compensation Committee (with input from other independent directors) in executive session without the Chief Executive Officer present.
Role of Compensation Consultant
In 2023, the Compensation Committee continued to retain Pay Governance LLC as its independent compensation consultant to provide advice and support in the design and implementation of our executive compensation program. In selecting a compensation consultant, the Compensation Committee considers the independence of such consultant in accordance with the standards of the NYSE, any applicable rules and regulations of the SEC and other applicable laws relating to independence of advisors and consultants. Pay Governance LLC has not provided other consulting services to VICI or any of its executive officers and, in connection with their engagement, the Compensation Committee concluded that no conflict of interest exists that would prevent Pay Governance LLC from acting as the Compensation Committee’s independent compensation consultant and independently advising the Compensation Committee. At the Compensation Committee’s request, the independent compensation consultant regularly attends Compensation Committee meetings. The independent compensation consultant also communicates with the Chair of the Compensation Committee outside committee meetings regarding matters related to the Compensation Committee’s responsibilities.
Peer Group and Benchmarking
The Compensation Committee reviews the potential total compensation package for each of the executive officers against a pre-selected peer group of companies, based on data compiled by Pay Governance LLC. Consistent with the objectives of the Company’s executive compensation program, the Compensation Committee compares executive officer compensation against these peer companies (“benchmarking analysis”) to ensure that the Company is able to attract and retain highly qualified executive officers by providing a total compensation package that is competitive with those provided by the Company’s peers.
In the fourth quarter of 2022, the Compensation Committee reviewed the composition of our peer group with the assistance of Pay Governance LLC. Following this review, and based on the recommendations of Pay Governance LLC, the Compensation Committee determined that no revisions to our peer group for the 2023 executive compensation program were warranted, taking into consideration the Company’s continued growth, total revenues, market capitalization, total enterprise value and Adjusted EBITDA, as well as the intention to maintain year-over-year consistency with respect to our current compensation peer group. The companies in our peer group comprise a variety of asset classes within the REIT industry, as well as companies that represent a broad cross section of experiential operators in related industries, such as gaming, hospitality and retail, that are similar to our company profile. The companies in the 2023 peer group, as well as a comparison of the Company’s market capitalization and total enterprise value to the peer group, are set forth in the table below.

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EXECUTIVE COMPENSATION

2023 Peer Group
Alexandria Real Estate Equities, Inc.	Gaming and Leisure Properties, Inc.*	Realty Income Corporation*
AvalonBay Communities, Inc.	Healthpeak Properties, Inc.	SBA Communications Corp.
Caesars Entertainment, Inc. †	Hilton Worldwide Holdings Inc. †	Simon Property Group, Inc.
Digital Realty Trust, Inc.	Las Vegas Sands Corp. †	Vail Resorts, Inc. †
Equity Residential	MGM Resorts International †	Welltower, Inc.
Extra Space Storage Inc.	Public Storage	W.P. Carey Inc.*
* Denotes triple-net lease REIT	† Denotes experiential operator
The independent compensation consultant’s benchmarking analysis compared the compensation of our executive officers based on each element of compensation and total target compensation (including base salary, target short-term incentive compensation and target long-term incentive compensation) with that of executive officers of similar titles and job roles across the peer group. The Compensation Committee considers the amount and mix of base and variable compensation by referencing, for each executive officer position, the prevalence of each element and the level of compensation that is provided in the market based on the benchmarking analysis. The Compensation Committee typically uses the median levels of compensation within the peer group in setting pay; however, actual compensation paid may fluctuate above/below the median of the peer group based on the Company’s performance and achievement of the goals established by the Compensation Committee for the executive officers. For 2023, the 2023 total target compensation of our Chief Executive Officer was compared to the 2022 total target compensation of CEOs of the 2023 peer companies. The benchmarking analysis indicated that the 2022 median compensation of similar executive officers at our peer companies generally approximated each of our executive officers’ 2023 total compensation, except for our Chief Executive Officer. In particular, the comparative analysis indicated that our Chief Executive Officer’s 2023 total target compensation registered at the 30th percentile of the 2023 peer companies’ CEO total target compensation for 2022 and was approximately 17% below the median of the 2023 peer companies’ CEO total target compensation for 2022.
2023 Executive Compensation

Base Salary
The 2022 and 2023 base salaries for each of our named executive officers are set forth in the table below, indicating the year-over-year percentage increase. Base salaries for our named executive officers were reviewed by the Compensation Committee in February 2023 and it was determined at that time that an increase in base salary was appropriate for two of our named executive officers to better align with compensation levels of similar executive officers of the 2023 peer companies. The 2023 base salaries for our CEO and President & COO remained the same as 2022 base salary levels.
Named Executive Officer	2022 Base Salary	2023 Base Salary	Percent Increase from 2022
Edward B. Pitoniak	$1,000,000	$1,000,000	—
John W.R. Payne	$1,200,000	$1,200,000	—
David A. Kieske	$575,000	$625,000	8.7%
Samantha S. Gallagher	$525,000	$585,000	11.4%

56	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

2023 Short-Term Incentive Plan
For the 2023 STIP, the Compensation Committee approved AFFO per share growth (measured over a two-year period) as the metric against which performance would be measured. The Compensation Committee believes that AFFO per share is the appropriate measure to use for a short-term incentive program because it is a widely recognized measure used to evaluate the operating performance of a REIT that provides a meaningful comparison of the underlying operating performance of our business on a year-over-year basis and incentivizes management to pursue accretive transactions that result in AFFO per share growth.
Objective Corporate Performance Metric — Weighted 100% 2023 AFFO Per Share
The “threshold”, “target” and “superior” performance levels for 2023 AFFO per share were established by the Compensation Committee in February 2022 (for the two-year performance period from January 1, 2022 to December 31, 2023). In order to determine the appropriate rigor of such performance levels with respect to the 2023 STIP, the Compensation Committee reviewed triple-net REIT AFFO and FFO per share historical and projected growth data, comparable growth data with respect to the Company’s then peer group, and the Company’s recent and historical performance. Based on this analysis, the Compensation Committee adopted AFFO per share growth metrics for the “threshold”, “target” and “superior” performance levels under the 2023 STIP, which the Compensation Committee determined to be rigorous but achievable in order to challenge the executive team to deliver consistent AFFO per share growth. The AFFO per share growth metrics and the incentive payment thresholds corresponding to such metrics are set forth below on a rounded basis (payout is capped at 200% for “superior” performance and interpolated on a linear basis for results between performance levels, with no compensation awarded for below-”threshold” performance):
(1)
AFFO is a non-GAAP financial measure. For a definition and reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure, see the section entitled “Reconciliation of Non-GAAP Measures” on pages 48-49 of our 2023 Annual Report.

(2)
Reflects fully diluted AFFO per share of $2.15 (rounded) for the year ended December 31, 2023.

2023 STIP Award Opportunities and Results
During the first quarter of 2024, AFFO per share results were determined against the 2023 corporate performance metrics under the STIP. The Company exceeded the “superior” performance level established by the Compensation Committee in February 2022 (based on the two-year performance period of the STIP awards) based on its fully diluted 2023 AFFO per share of $2.15 (on a rounded basis), delivering one- and two-year AFFO per share growth of 11.6% and 18.3%, respectively. The following table summarizes the 2023 STIP award opportunities for our named executive officers, as well as the 2023 STIP awards paid to the named executive officers based on the results set forth above:
	2023 STIP Opportunity (as % of Base Salary)			2023 Actual STIP Award	2023 Actual Percentage of Target Award Payout
Named Executive Officer	Threshold	Target	Superior
Edward B. Pitoniak	100%	200%	400%	$4,000,000	200%
John W.R. Payne	47.5%	95%	190%	$2,280,000	200%
David A. Kieske	67.5%	135%	270%	$1,687,500	200%
Samantha S. Gallagher	60%	120%	240%	$1,404,000	200%

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EXECUTIVE COMPENSATION

2023 Long-Term Incentive Program
Our long-term incentive program provides for equity awards under the VICI Properties Inc. 2017 Stock Incentive Plan. The illustration below sets forth the general structure of our 2023 LTIP:
•
Time-Based Portion of LTIP Award: The time-based portion of the LTIP Award (the “Time-Based Awards”) is in the form of shares of restricted stock, which vest ratably, annually over three years. There are no performance conditions attached to the 2023 Time-Based Awards; the only requirement for vesting is continued service (except as otherwise provided in the participant’s employment agreement in specific instances, such as terminations without “cause” or for “good reason,” including following a “change in control”). Dividends on the shares of restricted stock are held by the Company and deemed invested in the shares of common stock and are payable in cash only if and to the extent that the underlying shares of restricted stock vest. As such, no dividends will be paid on shares of restricted stock that do not vest.

•
Performance-Based Portion of LTIP Award: The performance-based portion of the LTIP Award (the “Performance-Based Awards”) is in the form of performance-based restricted stock units (“PSUs”). 50% of the 2023 Performance-Based Awards vests on the basis of the Company’s Absolute TSR and 50% of the 2023 Performance-Based Awards vests on the basis of the Company’s Relative TSR versus the constituent companies of the MSCI US REIT Index, or RMZ (in each case based on actual results, as measured over a three-year performance period). The Compensation Committee may select different performance conditions for future awards. With respect to the Performance-Based Awards, dividends accumulate and are payable in cash only if and to the extent that the PSUs vest. As such, no dividends will be paid on PSUs that do not vest. If the Company’s performance is below the threshold of one performance metric, no PSUs are earned for such portion of the award; however, failure to achieve threshold of one performance metric (i.e., failure to achieve threshold for Absolute TSR or failure to achieve threshold for Relative TSR) will not result in the forfeiture of the PSUs subject to the performance metric that is achieved. If the Company’s performance is between two levels of performance (i.e., between threshold and target or between target and superior), the actual amount of the award that is earned (and the number of PSUs that will vest) will be determined based on linear interpolation between the two performance levels. Notwithstanding the foregoing, in the event that the Company’s Absolute TSR for the performance period is negative, the number of PSUs that vest based on Relative TSR shall not exceed the target number of PSUs for the Relative TSR performance metric, even if the Company’s Relative TSR exceeds Relative TSR target performance.

See “— Compensation Tables and Arrangements — Employment Agreements with Executive Officers” and “— Compensation Tables and Arrangements — Potential Payments Upon Termination or Change in Control” below for further information regarding the treatment of any unvested Time-Based Awards and PSUs (and any related dividend equivalents) in the event of a participant’s termination of employment and/or a “change in control” prior to the expiration of the applicable vesting or performance period.
The illustration below sets forth the structure, performance metrics and vesting criteria for our 2023 LTIP Awards. In connection with the issuance of the 2023 LTIP Awards, the Compensation Committee reviewed the performance metrics previously utilized for the 2022 LTIP Awards and determined to maintain the Relative TSR goals utilized for the 2022 LTIP, while modifying the Absolute TSR goals from those utilized for the 2022 LTIP to more appropriately reflect growth goals for management in light of the Company’s increased size and scale due to transaction growth and taking into account the challenging macroeconomic environment and uncertainty regarding broader market performance.

58	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

(1)
“Absolute Total Stockholder Return” or “Absolute TSR” is calculated on a compounded annualized basis and includes (i) the sum of (a) the cumulative amount of dividends (ordinary and special) paid per share over the measurement period, assuming the reinvestment of dividends in common stock, and (b) an amount equal to (x) the closing common share price on the last trading day of the measurement period, minus (y) the closing common share price on the first trading day of the measurement period, divided by (ii) the closing common share price on the first trading day of the measurement period.

(2)
“Relative Total Stockholder Return” or “Relative TSR” shall mean the Company’s Absolute TSR for the performance period as measured against the Absolute Total Stockholder Return for the constituent companies of the MSCI US REIT Index (“RMZ”).

(3)
Represents the Absolute and Relative TSR return hurdles for the 2023 LTIP Awards (for the three-year performance period from January 1, 2023 to December 31, 2025).

The Compensation Committee believes the performance targets (as set forth above) are rigorous but achievable and challenge our executive team to achieve consistently high performance levels, both on an Absolute TSR and Relative TSR basis.
2023 Ltip Awards (2023 – 2025 Performance Period)
Each fiscal year, the Compensation Committee determines an aggregate target value for each participant’s annual LTIP award and establishes the performance conditions and levels used for all participants under the performance-based portion of the LTIP. The following table sets forth the dollar values for the 2023 LTIP Award, as well as the Time-Based Awards and Performance-Based Awards, granted to the Company’s named executive officers, as approved by the Compensation Committee in February 2023.
			Performance-Based Award(2)
Participant	2023 LTIP Award Target	Time-Based Award(1)	Threshold (50%)	Target (100%)	Superior (200%)
Edward B. Pitoniak	$6,250,000	$2,500,000	$1,875,000	$3,750,000	$7,500,000
John W.R. Payne	$1,920,000	$768,000	$576,000	$1,152,000	$2,304,000
David A. Kieske	$2,125,000	$850,000	$637,500	$1,275,000	$2,550,000
Samantha S. Gallagher	$1,462,500	$585,000	$438,750	$877,500	$1,755,000

(1)
The number of restricted shares of common stock issued pursuant to the Time-Based Awards was determined by dividing the applicable dollar amounts by the 10-trading day volume weighted average price as of February 22, 2023. The Time-Based Awards vest in three equal installments on February 22, 2024, 2025 and 2026, subject to accelerated vesting as set forth in the 2017 Stock Incentive Plan, the applicable award agreement or the applicable employment agreement.

(2)
The number of PSUs issued pursuant to the Performance-Based Awards were issued at an amount equal to the target amount set forth above, with the number of restricted stock units having been determined by dividing the applicable target dollar amount of such awards by the grant date fair value per share as of February 22, 2023.

59

EXECUTIVE COMPENSATION

2021 LTIP Performance-Based Award Results (2021 – 2023 Performance Period)
The following table summarizes the actual performance award payouts for the named executive officers under the PSUs granted in 2021 for the three-year performance period ending on December 31, 2023.
(1)
Reflects a 45.0% Absolute TSR performance over the three-year performance period (13.2% annualized).

(2)
Reflects Relative TSR performance at the 83rd percentile over the three-year performance period.

During the first quarter of 2024, the Company’s performance results were determined against the corporate performance metrics under the 2021 LTIP PSUs and the “superior” level of performance was achieved. Despite the macroeconomic uncertainty over the three-year performance period, including a heightened interest rate environment and significant market volatility throughout the period, we continued to grow our business by pursuing accretive transactions formed through our long-term relationship building and partnership mentality in order to generate a return for our stockholders. By continuing to expand and diversify our business across our tenant base and into non-gaming experiential assets, providing our stockholders with an approximately 45.0% 3-year total return (13.2% annualized) and outperforming the MSCI US REIT Index (RMZ) by more than 22 percentage points over the three-year performance period, our 2021 LTIP PSUs vested at the maximum payout of 200% of target-level performance.
Status of Outstanding LTIP Performance-Based Awards (PSUs)
The Compensation Committee believes that the long-term incentive compensation awards issued to the named executive officers pursuant to the LTIP appropriately align our named executive officers’ focus on achieving the Company’s strategic objectives with the absolute and relative stockholder return expectations of our stockholders. The following table shows the status of the PSUs outstanding as of December 31, 2023, in each case measured as of such date.
(1)
Percentage shown measures performance as of December 31, 2023, although no PSUs will be earned until after the conclusion of the three-year performance period. The actual number of PSUs that will vest will be determined following the end of the applicable three-year performance period.

(2)
The three-year performance period for the 2021 PSUs concluded on December 31, 2023. See “2021 LTIP Awards (Performance Period 2021 – 2023)” above for additional detail on the level of achievement with respect to the performance conditions for the 2021 PSUs.

60	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

Results from 2023 Say-on-Pay Vote

We provide our stockholders an annual opportunity to indicate whether they support our compensation practices for our named executive officers (i.e., a “say-on-pay” vote). As previously reported, there was strong support by stockholders at our 2023 annual meeting of stockholders for the compensation program, with approximately 96% of the votes cast on our say-on-pay proposal voted in favor of the advisory vote to approve our named executive officer compensation. The Compensation Committee appreciates and values the views of our stockholders. After considering our 2023 say-on-pay voting results and the advice from our compensation consultant, the Compensation Committee continues to believe that our executive compensation program and philosophy are properly aligned with the interests of our stockholders. Accordingly, no significant changes were made to the executive compensation program as a result of the advisory vote. The Compensation Committee expects to consider future annual say-on-pay votes and investor feedback when making decisions relating to our executive compensation program, policies and practices.
Other Compensation Program Elements and Policies

Incentive Compensation Clawback Policy
In October 2023, we updated our clawback policy in connection with recently approved rules promulgated by the NYSE and SEC under the Dodd-Frank Wall Street Reform and Consumer Protection Act. Our updated clawback policy requires the recoupment of incentive compensation that is erroneously granted to certain of our current and former executive officers. Pursuant to the clawback policy, if we are required to prepare an accounting restatement of our financial results due to the material noncompliance of the Company with any financial reporting requirement under securities laws, the Compensation Committee will review the incentive compensation paid, granted, vested or accrued during the preceding three years based on the prior inaccurate results and recoup that portion of the incentive compensation that would not have been paid, granted, vested or accrued had the Company’s financial results been determined after taking into account the accounting restatement. The clawback policy applies to any compensation that is based in whole or in part on the achievement of financial results by the Company, including, but not limited to any cash bonus, incentive arrangement or equity award, but excluding salary. In particular, PSUs (and any related dividend equivalents) and annual bonuses are subject to recoupment in accordance with this clawback policy, and any other clawback or recoupment policy that we are otherwise required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.
Perquisites and Other Benefits
We maintain medical, dental and vision insurance, life insurance, and accidental death and disability insurance for all of our full-time employees. Executives are eligible to participate in the same welfare benefit plans as our other full-time employees and are covered by the same vacation, leave of absence and similar policies. As of December 31, 2023, we did not offer any perquisites or other benefits to our executive officers that are not generally available to our other employees.
Severance Benefits
In order to achieve our compensation objective of attracting, retaining and motivating high-performing executives, we believe that we need to provide our named executive officers with severance protection. We are party to employment agreements with each of our named executive officers. Pursuant to the employment agreements, each of our named executive officers is entitled to certain severance benefits based on the nature of their termination. See “— Compensation Tables and Arrangements — Employment Agreements with Executive Officers” and “— Compensation Tables and Arrangements — Potential Payments Upon Termination or Change in Control” below for further information regarding severance benefits payable to the named executive officers upon termination or change in control.

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EXECUTIVE COMPENSATION

Stock Ownership Guidelines
Our executive officers and directors are subject to stock ownership guidelines pursuant to which such individuals are expected to attain minimum levels of equity ownership, since a significant ownership stake leads to stronger alignment of interests between such individuals and the stockholders of the Company. Individuals subject to these guidelines have until the fifth anniversary of the date such individual first becomes subject to the applicable ownership guideline level to attain the requisite level of ownership.
Position	Multiple	As of December 31, 2023, all of our executive officers and non-employee directors exceeded their stock ownership requirements.
Chief Executive Officer	6x base salary
Other Executive Officers	3x base salary
Non-Employee Directors	5x annual base cash retainer
For purposes of these requirements, an individual’s equity ownership includes: (a) shares of common stock or preferred stock of the Company; (b) limited liability company interests in VICI Properties OP LLC, the Company’s operating partnership; and (c)(i) time-based restricted stock (whether vested or unvested), (ii) time-based restricted stock units (whether vested or unvested), (iii) earned performance-based restricted stock (whether vested or subject only to time-based vesting), and (iv) earned performance-based restricted stock units (whether vested or subject only to time-based vesting), but excludes (a) unearned performance-based restricted stock, (b) shares of common stock underlying unearned performance-based restricted stock units, (c) unexercised stock options and (d) unexercised stock appreciation rights.
No Pledging and No Hedging Policies
We believe that equity ownership fosters an atmosphere where directors and officers “think like owners” and are motivated to increase the long-term value of the Company by aligning their interests with those of the Company’s stockholders. Accordingly, we have adopted a robust policy (pursuant to our Insider Trading Policy) prohibiting each of our directors, executive officers and other employees from purchasing any Company securities on margin, holding any Company securities in a margin account or pledging Company securities as collateral for a loan. In addition, our Insider Trading Policy specifically prohibits our directors, executive officers and other employees from (i) engaging in hedging or monetization transactions involving our securities, including prepaid variable forward contracts, equity swaps, collars, and exchange funds; (ii) trading in options, puts, calls or other similar instruments involving our securities; and (iii) engaging in short sales of our securities.
Risk Assessment of Compensation Programs
The Compensation Committee’s responsibilities include, among others, oversight of risks related to our compensation practices and plans to ensure that such practices and plans are designed with an appropriate balance of risk and reward in relation to our overall business strategy and do not encourage excessive or unnecessary risk-taking behavior. The Compensation Committee reviewed and considered risks arising from our compensation policies and practices for the Company’s employees. This review included consideration of the following specific elements of the Company’s executive compensation policies and procedures:
•
the executive compensation program is structured as a balanced mix between fixed and variable, annual and long-term, and cash and equity compensation;

•
the STIP and LTIP are each based upon formulaic, defined goals set at the beginning of the two-year or three-year performance period, as applicable, with significant goal rigor;

•
the STIP is based on a metric that incentivizes accretive transactions that result in AFFO per share growth;

•
the LTIP performance goals include both absolute and relative-to-peer performance;

•
the STIP and LTIP performance criteria focus on both operating and market-based measures and include maximum payouts for each executive;

•
the equity incentive awards are based on multi-year performance periods and require multi-year vesting, with overlapping cycles, which encourages focus on sustained growth and earnings;

•
the Company maintains executive stock ownership guidelines that mandate meaningful equity ownership by executive officers, as well as anti-pledging and anti-hedging policies; and

•
the executive compensation program includes a clawback policy requiring the recoupment of erroneously-awarded incentive compensation if a restatement of our financials is required.

Based on the foregoing, we do not believe that our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. We also believe that our incentive compensation arrangements provide incentives that do not encourage behaviors that create material risk beyond the Company’s ability to effectively identify and manage significant risks, are compatible with effective internal controls and are supported by the oversight of the Compensation Committee with regard to executive compensation programs.

62	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

COMPENSATION TABLES AND ARRANGEMENTS
2023 Summary Compensation Table

This Summary Compensation Table summarizes the total compensation paid or earned by each of our named executive officers for the years ended December 31, 2023, December 31, 2022 and December 31, 2021.
Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Edward B. Pitoniak Chief Executive Officer	2023	1,000,000	—	6,250,000	4,000,000	27,678	11,277,678
	2022	1,000,000	—	6,500,000	4,000,000	13,494	11,513,494
	2021	900,000	—	4,050,000	2,700,000	12,894	7,662,894
John W.R. Payne President and Chief Operating Officer	2023	1,200,000	—	1,920,000	2,280,000	18,102	5,418,102
	2022	1,200,000	—	2,680,000	2,040,000	13,494	5,933,494
	2021	1,200,000	—	1,560,000	1,800,000	12,894	4,572,894
David A. Kieske Executive Vice President, Chief Financial Officer and Treasurer	2023	625,000	—	2,125,000	1,687,500	15,822	4,453,322
	2022	575,000	—	2,782,500	1,437,500	13,494	4,808,494
	2021	530,000	—	1,563,500	1,060,000	12,894	3,166,394
Samantha S. Gallagher Executive Vice President, General Counsel and Secretary	2023	585,000	—	1,462,500	1,404,000	14,910	3,466,410
	2022	525,000	—	2,260,000	1,050,000	13,494	3,848,494
	2021	470,000	—	1,081,000	940,000	12,894	2,503,894

(1)
The amounts in the Stock Awards column reflect the aggregate grant date fair value of time-based awards and performance-based restricted stock units, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 13 to the Company’s audited financial statements for the year ended December 31, 2023. The amounts disclosed in this column for 2023 reflect the aggregate grant date fair value of time-based restricted stock awards granted under the LTIP for the 2023 plan year, which vest over a three-year period, and PSUs granted under the LTIP, which will be earned, if at all, on the basis of Absolute TSR and Relative TSR measured over the three-year performance period from January 1, 2023 to December 31, 2025. For a discussion of the LTIP and the long-term incentive awards granted to our named executive officers in 2023, see “— Compensation Discussion and Analysis — Elements of Executive Compensation — Long-Term Incentive Program”. The following table discloses the grant date fair value of each 2023 LTIP award granted to the applicable named executive officer, which are unvested and remain subject to the applicable performance conditions:

	Year	2023 LTIP Award (Time-Based)	2023 LTIP Award (Performance-Based)(a)
Edward B. Pitoniak	2023	$2,500,000	$3,750,000
John W.R. Payne	2023	$768,000	$1,152,000
David A. Kieske	2023	$850,000	$1,275,000
Samantha S. Gallagher	2023	$585,000	$877,500

(a)
If the maximum level of performance was achieved, the grant date fair value of the 2023 PSUs would be $7,500,000 for Mr. Pitoniak, $2,304,000 for Mr. Payne, $2,550,000 for Mr. Kieske and $1,755,000 for Ms. Gallagher.

(2)
The amounts shown in the Non-Equity Incentive Plan Compensation column reflect the cash award that each named executive officer earned in the respective year pursuant to the Company’s STIP, each of which were paid in February of the subsequent year. For a discussion of the annual incentive program, see “— Compensation Discussion and Analysis — Elements of Executive Compensation — Short-Term Incentive Plan — 2023 STIP Awards”.

(3)
The amounts shown in the All Other Compensation column for the year ended December 31, 2023 consist of:

(a)
group life insurance premiums for each of Mr. Pitoniak, Mr. Kieske, Mr. Payne and Ms. Gallagher; and

(b)
company matching contributions under our 401(k) plan of $13,200 for each of Mr. Pitoniak, Mr. Kieske, Mr. Payne and Ms. Gallagher.

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EXECUTIVE COMPENSATION

2023 Grants of Plan-Based Awards

The following table sets forth information regarding grants of plan-based awards to each of our named executive officers during the year ended December 31, 2023.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number or Shares of Stock or Units(3) (#)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name	Grant Date	Threshold ($)	Target ($)	Superior ($)	Threshold (#)	Target (#)	Superior (#)
Edward B. Pitoniak STIP Award LTIP — Time-Based Award LTIP — PSUs
		1,000,000	2,000,000	4,000,000
	2/22/2023							72,957	2,500,000
	2/22/2023				50,107	100,214	200,428		3,750,000
John W.R. Payne STIP Award LTIP — Time-Based Award LTIP — PSUs
		570,000	1,140,000	2,280,000
	2/22/2023							22,413	768,000
	2/22/2023				15,393	30,786	61,572		1,152,000
David A. Kieske STIP Award LTIP — Time-Based Award LTIP — PSUs
		421,875	843,750	1,687,500
	2/22/2023							24,806	850,000
	2/22/2023				17,037	34,073	68,146		1,275,000
Samantha S. Gallagher STIP Award LTIP — Time-Based Award LTIP — PSUs
		351,000	702,000	1,404,000
	2/22/2023							17,072	585,000
	2/22/2023				11,726	23,451	46,902		877,500

(1)
The amounts shown in these columns represent the range of potential payouts (threshold (50%), target (100%) and superior (200%) of cash compensation under our STIP for our named executive officers for 2023 performance. The actual amounts that were paid to the named executive officers are set forth in the “Non-Equity Incentive Plan Compensation” column of the 2023 Summary Compensation Table. See “— Compensation Discussion and Analysis — Elements of Executive Compensation — Short-Term Incentive Plan — 2023 STIP Awards” above for more information.

(2)
The amounts shown in these columns represent the possible number of PSUs granted under the LTIP that may be earned and vest based upon the level of achievement of the applicable performance measures: threshold (50%), target (100%), and superior (200%) . As described in further detail under the section entitled “— Compensation Discussion and Analysis — Elements of Executive Compensation — Long-Term Incentive Program,” the PSUs vest based upon the achievement of Absolute TSR and Relative TSR goals measured over the three-year performance period from January 1, 2023 to December 31, 2025.

(3)
The amounts shown in this column represent the number of time-based restricted stock awards granted to the named executive officers under the 2023 LTIP.

(4)
Amounts represent the grant date fair value of equity awards calculated in accordance with FASB ASC Topic 718. Generally, the grant date fair value of the time-based restricted stock is determined using the fair value of the underlying common stock on the grant date. The grant date fair value of the PSUs was determined using a Monte Carlo valuation conducted by an independent valuation consultant.

64	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

Outstanding Equity Awards at Year-End

The following table sets forth information regarding outstanding equity awards for each of our named executive officers as of December 31, 2023.
	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
Edward B. Pitoniak	2/17/2021	20,057(4)	639,417
	2/16/2022	61,044(5)	1,946,083
	2/16/2022			172,373(6)	5,495,251
	2/22/2023	72,957(7)	2,325,869
	2/22/2023			—(8)	—
John W.R. Payne	2/17/2021	7,726(4)	246,305
	2/16/2022	25,169(5)	802,388
	2/16/2022			71,071(6)	2,265,743
	2/22/2023	22,413(7)	714,526
	2/22/2023			—(8)	—
David A. Kieske	2/17/2021	7,743(4)	246,847
	2/16/2022	26,132(5)	833,088
	2/16/2022			73,790(6)	2,352,425
	2/22/2023	24,806(7)	790,815
	2/22/2023			—(8)	—
Samantha S. Gallagher	2/17/2021	5,354(4)	170,686
	2/16/2022	21,225(5)	676,653
	2/16/2022			59,933(6)	1,910,664
	2/22/2023	17,072(7)	544,255
	2/22/2023			—(8)	—

(1)
Value is determined by multiplying the number of unvested shares of restricted common stock by $31.88, the closing price for our common stock on December 29, 2023, the last trading day of the year.

(2)
The actual number of PSUs that will vest for each three-year performance period will be determined at the end of the applicable three-year performance period. With respect to each award, no discount has been taken to reflect risk of forfeiture or restrictions on transferability. In addition, these amounts exclude the PSU awards granted on February 17, 2021 for the 2021-2023 performance period that vested on February 22, 2024 based on the Company’s performance through December 31, 2023, which are reported in the “2023 Options Exercised and Stock Vested” table.

(3)
Reflects the number of unearned/unvested PSUs calculated pursuant to footnote (2) above and multiplied by $31.88, the closing price for our common stock on December 29, 2023, the last trading day of the year.

(4)
Represents the time-based portion of the 2021 LTIP award granted to each named executive officer, which vests ratably over three years with 66.67% of the award having vested on February 17, 2022 and 2023, and the remaining 33.33% vesting on February 28, 2024.

(5)
Represents the time-based portion of the 2022 LTIP award granted to each named executive officer, which vests ratably over three years with 33.33% of the award having vested on February 16, 2023, and the remaining 66.67% vesting ratably on February 17, 2024 and 2025.

(6)
Represents the PSU portion of the 2022 LTIP award granted to each named executive officer, which vests, if at all, on the basis of Absolute TSR and Relative TSR goals measured over the three-year performance period from January 1, 2022 to December 31, 2024, Assuming the performance period had terminated and been valued as of December 31, 2023, these PSUs would have been earned and vested at approximately 128% of target and, accordingly, are disclosed above in accordance with SEC rules based on achieving performance goals at such level.

(7)
Represents the time-based portion of the 2023 LTIP award granted to each named executive officer, which vests ratably over three years on February 22, 2024, 2025 and 2026.

(8)
Represents the PSU portion of the 2023 LTIP award granted to each named executive officer, which vests, if at all, on the basis of Absolute TSR and Relative TSR goals measured over the three-year performance period from January 1, 2023 to December 31, 2025. Assuming the performance period had terminated and been valued as of December 31, 2023, these PSUs would have been earned and vested below threshold (resulting in a 0% payout) and, accordingly, are disclosed above in accordance with SEC rules based on achieving performance goals at such level.

65

EXECUTIVE COMPENSATION

2023 Option Exercises and Stock Vested

The following table sets forth information regarding the vesting of restricted stock for the named executive officers during the year ended December 31, 2023. None of the named executive officers held or exercised any stock options in 2023.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Edward B. Pitoniak	238,355	7,748,927
John W.R. Payne	93,490	3,041,856
David A. Kieske	93,584	3,045,070
Samantha S. Gallagher	66,313	2,160,566

(1)
This column represents the aggregate number of shares acquired on vesting of existing stock awards, including the PSU awards granted on February 17, 2021 for the 2021-2023 performance period that vested on February 22, 2024 based on the Company’s performance through December 31, 2023. The number of shares acquired on vesting includes shares withheld, if any, to pay federal and state income taxes.

(2)
This column represents the value realized on vesting as calculated by multiplying the closing price of our common stock on the day prior to each vesting date by the number of shares that vested on such date.

Employment Agreements with Executive Officers

In 2019, we entered into amended and restated employment agreements with each of our named executive officers (each, an “employment agreement” and collectively, the “employment agreements”) in order to harmonize the terms between all such agreements and create a uniform form of employment agreement for all named executive officers, including providing for a consistent expiration date. The form of agreement is summarized below, together with certain key terms specific to each named executive officer’s employment agreement. The summary and information below is not complete and is qualified in its entirety by reference to the full text of the employment agreements, which are included as exhibits to the 2023 Annual Report.
Summary of Employment Agreements
Each of the employment agreements provide for a term that was initially scheduled to end on December 31, 2022, subject to automatic extension by successive one-year terms at the end of the then-current term unless either VICI or the individual party provides 180 days’ advance notice of non-renewal. On December 31, 2022 and 2023, each employment agreement was automatically extended for one year in accordance with the terms of each of the agreements. Under the terms of the employment agreements, each executive officer is entitled to receive: (i) an annual base salary, (ii) annual incentive compensation comprised of a cash bonus, with a specified target value and maximum value (as a percentage of base salary), and (iii) equity awards with a specified target value (as a percentage of base salary) (in each case, as may be subsequently increased from time to time as disclosed herein).
If an executive officer’s employment is terminated by us without “cause” or by the individual for “good reason” (each as defined in the respective employment agreement), such executive officer is entitled to certain severance benefits, subject to execution of a separation agreement and release. The severance benefits include (1) cash severance equal to a certain percentage of base salary and the target bonus for the year of termination, paid over 12 months, (2) so long as the Company is generally paying bonuses to its employees in the applicable year, a pro-rata cash bonus for the year of termination, (3) a specified cash payment, (4) accelerated vesting of time-based equity awards, (5) non-forfeiture of a pro-rata portion of outstanding performance-based equity until the end of the applicable performance period, at which time it may vest based on achievement of the performance goals, and (6) the lapsing of any transfer restrictions on vested equity awards. If the termination is within six months before or 12 months after a “change in control” (as defined in the respective employment agreement) of the Company, the above severance is further modified as follows: (i) the cash severance is increased as a percentage of base salary and target bonus and is paid in a lump sum rather than over 12 months, (ii) the pro-rata cash bonus is payable whether or not the Company is generally paying bonuses to its employees in the applicable year, (iii) non-forfeiture of all (rather than a pro-rata portion of) outstanding performance-based equity awards until the end of the applicable performance period, at which time the awards may vest based on achievement of the performance goals, prorated through the date of termination, and (iv) the amount of the specified cash payment is increased (except with respect to Mr. Pitoniak).
If an executive officer’s employment is terminated due to death or “disability” (as defined in the respective employment agreement), such executive officer will be entitled to receive a pro-rata cash bonus for the year of termination (provided that the Company is generally paying bonuses to its employees in the year of termination), all time-based equity awards will vest and any transfer restrictions on vested equity awards will lapse. If an executive officer’s employment is terminated because we elect not to renew the term of the employment agreement, all time-based equity awards will vest, all transfer restrictions on vested equity awards will lapse and any performance-based equity will be treated as set forth in the Company’s long-term incentive program and be no less favorable than other similarly situated executives (or with respect to Mr. Kieske and Ms. Gallagher, other Executive Vice Presidents) of the Company but such executive officer will not be entitled to any cash severance.

66	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

Certain key terms of each employment agreement in accordance with the above summary (in each case, as may be subsequently increased from time to time as disclosed herein) are set forth below:
Chief Executive Officer
Mr. Pitoniak’s employment agreement provided for an initial annual base salary of $765,000, with initial annual incentive compensation comprised of a cash bonus with a target value of 125% of his base salary and a maximum value of 250% of his base salary, and equity awards with a target value of at least 375% of Mr. Pitoniak’s base salary (in each case, as subsequently increased from time to time as disclosed herein). With respect to Mr. Pitoniak’s severance benefits, he is entitled to cash severance equal to the sum of 150% of base salary and the target bonus for the year of termination, paid over 12 months and a cash payment in the amount of $40,000. If the termination is in connection with a change in control (as defined in the employment agreement), Mr. Pitoniak is entitled to increased cash severance equal to the sum of 200% of base salary and the target bonus for the year of termination. Mr. Pitoniak’s employment agreement provides for customary non-competition and non-solicitation covenants that apply for one year after termination of employment, except that if a termination of employment results from Mr. Pitoniak giving a notice of non-renewal, the non-competition period applies for three months after the date of termination, and if a termination of employment results from the Company’s decision not to renew the applicable employment agreement, the non-competition period ends on the date of termination.
President and Chief Operating Officer
Mr. Payne’s employment agreement provided for an initial annual base salary of $1,200,000, with initial annual incentive compensation comprised of a cash bonus with a target value of 75% of his base salary and a maximum value of 150% of his base salary, and, commencing in 2020, equity awards with a target value of at least 125% of Mr. Payne’s base salary (in each case, as subsequently increased from time to time as disclosed herein). With respect to Mr. Payne’s severance benefits, he is entitled to cash severance equal to the sum of 125% of base salary and the target bonus for the year of termination, paid over 12 months, and a cash payment in the amount of $27,500. If the termination is in connection with a change in control (as defined in the employment agreement), Mr. Payne is entitled to increased cash severance equal to the sum of 175% of base salary and the target bonus for the year of termination and an increased cash payment of $40,000. Mr. Payne’s employment agreement provides for customary non-competition and non-solicitation covenants that apply for one year after termination of employment, except that if a termination of employment results from Mr. Payne giving a notice of non-renewal, the non-competition period applies for three months after the date of termination, and if a termination of employment results from the Company’s decision not to renew the applicable employment agreement, the non-competition period ends on the date of termination.
Executive Vice President, Chief Financial Officer and Treasurer
Mr. Kieske’s employment agreement provided for an initial annual base salary of $475,000, with initial annual incentive compensation comprised of a cash bonus with a target value of 95% of his base salary and a maximum value of 190% of his base salary, and equity awards with a target value of at least 200% of Mr. Kieske’s base salary (in each case, as subsequently increased from time to time as disclosed herein). With respect to Mr. Kieske’s severance benefits, he is entitled to cash severance equal to the sum of 100% of his base salary and the target bonus for the year of termination, paid over 12 months, and a cash payment in the amount of $27,500. If the termination is in connection with a change in control (as defined in the employment agreement), Mr. Kieske is entitled to increased cash severance equal to the sum of 150% of base salary and the target bonus for the year of termination and an increased cash payment of $40,000. Mr. Kieske’s employment agreement provides for customary non-competition and non-solicitation covenants that apply for one year after his termination of employment. If Mr. Kieske’s employment is terminated because he elects not to renew the term of his employment agreement, all transfer restrictions on vested equity awards for Mr. Kieske will lapse, but he will not be entitled to any other severance.
Executive Vice President, General Counsel and Secretary
Ms. Gallagher’s employment agreement provided for an initial annual base salary of $405,000, with initial annual incentive compensation comprised of a cash bonus with a target value of 90% of her base salary and a maximum value of 180% of her base salary, and equity awards with a target value of at least 175% of her base salary (in each case, as subsequently increased from time to time as disclosed herein). With respect to Ms. Gallagher’s severance benefits, she is entitled to cash severance equal to the sum of 100% of base salary and the target bonus for the year of termination, paid over 12 months, and a cash payment in the amount of $27,500. If the termination is in connection with a change in control (as defined in the employment agreement), Ms. Gallagher is entitled to increased cash severance equal to the sum of 150% of base salary and the target bonus for the year of termination and an increased cash payment of $40,000. Ms. Gallagher’s employment agreement provides for customary non-competition (with an exception for the practice of law) and non-solicitation covenants that apply for one year after her termination of employment. If Ms. Gallagher’s employment is terminated because she elects not to renew the term of her employment agreement, all transfer restrictions on vested equity awards for Ms. Gallagher will lapse, but she will not be entitled to any other severance.

67

EXECUTIVE COMPENSATION

Potential Payments Upon Termination or Change in Control

The following table reflects the payment obligations (including the value of certain benefits) pursuant to the compensation arrangements for each of our named executive officers under our existing plans, employment agreements and award agreements, assuming various scenarios, including a termination of employment and/or a change in control, in each case assuming such termination had occurred on December 31, 2023. The amounts shown in the table do not include payments or benefits under arrangements available on the same basis generally to all other eligible employees of the Company. The potential payments were determined under the terms of each named executive officer’s employment agreement in effect on December 31, 2023 and in accordance with our plans and arrangements in effect on December 31, 2023.
In providing the estimated potential payments below, we have assumed that there are no (1) accrued but unpaid salary and annual bonuses amounts outstanding or (2) unpaid reimbursements for expenses incurred prior to the date of termination. Because the disclosures in the table assume the occurrence of a termination or change in control as of a particular date and under a particular set of circumstances and therefore make a number of important assumptions, the actual amount to be paid to each of our named executive officers upon a termination or change in control may vary significantly from the amounts included herein. Factors that could affect these amounts include the timing during the year of any such event, the continued availability of benefit policies at similar prices and the type of termination event that occurs.
Name	Benefit	Non-renewal by Us ($)	Termination without Cause or for Good Reason (no Change in Control) ($)	Termination in connection with a Change in Control ($)	Death or Disability ($)
Edward B. Pitoniak
	Cash Severance	—	4,540,000	6,040,000	—
	Pro-rated Bonus	—	4,000,000	4,000,000	4,000,000
	Accelerated Vesting of Restricted Stock(1)	4,911,369	4,911,369	4,911,369	4,911,369
	Accelerated Vesting of PSUs(2)	3,663,501	3,663,501	8,690,073	3,663,501
	Total	8,574,870	17,114,870	23,641,442	12,574,870
John W.R. Payne
	Cash Severance	—	2,952,500	4,135,000	—
	Pro-rated Bonus	—	2,280,000	2,280,000	2,280,000
	Accelerated Vesting of Restricted Stock(1)	1,763,219	1,763,219	1,763,219	1,763,219
	Accelerated Vesting of PSUs(2)	1,510,496	1,510,496	3,247,201	1,510,496
	Total	3,273,715	8,506,215	11,425,420	5,553,715
David A. Kieske
	Cash Severance	—	1,496,250	2,243,125	—
	Pro-rated Bonus	—	1,687,500	1,687,500	1,687,500
	Accelerated Vesting of Restricted Stock(1)	1,870,750	1,870,750	1,870,750	1,870,750
	Accelerated Vesting of PSUs(2)	1,568,283	1,568,283	3,438,672	1,568,283
	Total	3,439,034	6,622,784	9,240,048	5,126,534
Samantha S. Gallagher
	Cash Severance	—	1,314,500	1,970,500	—
	Pro-rated Bonus	—	1,404,000	1,404,000	1,404,000
	Accelerated Vesting of Restricted Stock(1)	1,391,594	1,391,594	1,391,594	1,391,594
	Accelerated Vesting of PSUs(2)	1,273,776	1,273,776	2,658,282	1,273,776
	Total	2,665,370	5,383,870	7,424,376	4,069,370

(1)
Represents the aggregate value of the acceleration of vesting of the named executive officer’s outstanding restricted stock awards assuming the acceleration occurred on December 29, 2023, the last trading day of the year, and based on the closing price for our common stock on such date ($31.88 per share).

(2)
Represents the aggregate value of the acceleration of vesting of the named executive officer’s outstanding PSU awards assuming the acceleration occurred on December 29, 2023, the last trading day of the year, and based on the closing price for our common stock on such

68	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

date ($31.88 per share). Assuming a termination or change in control occurred on December 31, 2023, the calculations regarding the accelerated vesting are based on the number of PSUs that (i) actually vested on February 22, 2024 with respect to the 2021-2023 performance period, (ii) would vest assuming a level of performance of 128% of target with respect to the 2022-2024 performance period and (iii) would vest assuming a level of performance of 100% of target with respect to the 2023-2025 performance period in accordance with the terms of the employment agreements, based on the Company’s current performance with respect to each outstanding performance period as of December 31, 2023. Pursuant to the terms of the employment agreements and applicable award agreements:
•
For Non-Renewal by the Company, Termination without Cause or for Good Reason (no Change in Control), and Death or Disability, a pro-rata portion (determined based on the number of days elapsed between the start of the performance period through the date of termination) of the PSUs shall remain outstanding during the performance period and shall vest and be settled, if and to the extent, the applicable performance conditions are achieved at the end of the performance period.

•
For Termination in connection with a Change in Control, the PSUs shall become vested and settled as of the date of consummation of the change in control based on the greater of target or actual performance through the date immediately prior to the consummation of the change in control (and will not be pro-rated based on actual days worked during the performance period).

CEO Pay Ratio

As required by Item 402(u) of Regulation S-K, we are providing the following estimate of the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee (excluding our Chief Executive Officer).
To identify our median employee, we calculated the total annual compensation for each employee by using W-2 taxable income for the twelve-month period that ended on December 31, 2023. Total compensation for these purposes included base salary, cash bonus for the 2022 compensation year (paid in the first quarter of 2023), the value of restricted shares that vested during 2023 and dividends paid upon the vesting of restricted shares and was calculated using internal payroll/tax records. In addition, for employees who commenced employment during 2023, we utilized their base annual salary and sign-on bonus (if any), and included the expected cash bonus for 2023 pursuant to our short-term incentive program. We did not make any other assumptions, adjustments or estimates, nor did we apply any cost-of-living adjustments as part of the calculation.
We selected the median employee based on the 27 full-time employees (excluding our Chief Executive Officer) who were employed as of December 31, 2023. We have no part-time, temporary or seasonal workers and no non-U.S. employees. After identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the Summary Compensation Table. The 2023 annual total compensation of our median employee was $376,391. The 2023 annual total compensation of our Chief Executive Officer, as reported in our Summary Compensation Table, was $11,277,678. Based on the foregoing, our estimate of the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all other employees was 30 to 1. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
Given the various methodologies that public companies are permitted to use to determine an estimate of their pay ratios, the estimated ratio reported above should not be used as a basis for comparison between companies.

69

EXECUTIVE COMPENSATION

Pay versus Performance

As required by Item 402(v) of Regulation S-K, the information below reflects the relationship between executive compensation actually paid by us (“CAP”) to our CEO, as principal executive officer, and other named executive officers (“Other NEOs”) and our financial performance for the years ended December 31, 2023, 2022, 2021 and 2020. The disclosure included in this section is required by SEC rules and does not necessarily align with how the Company or the Compensation Committee views the link between the Company’s performance and the compensation of its NEOs. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years presented. For a discussion of how the Company views its executive compensation structure, including alignment with Company performance, see “Compensation Discussion and Analysis” beginning on page 51 of this Proxy Statement.
Pay Versus Performance Table

					Value of Initial Fixed $100 Investment Based on Stockholder Return
Year (a)	Summary Compensation Table Total for our CEO (b) (1) (2)	Compensation Actually Paid to CEO (c) (3)	Average Summary Compensation Table Total for Other NEOs (d) (1) (2)	Average Compensation Actually Paid to Other NEOs (e) (3)	Total Stockholder Return (f) (4)	Peer Group Total Stockholder Return (g) (4)	Net Income (h)	AFFO Per Share Growth (Company Selected Measure) (i) (5) (6)
2023	$11,277,678	$12,445,973	$4,445,945	$4,934,837	$153.64	$113.62	$2,554,622	$0.22
2022	$11,513,494	$19,132,367	$4,863,494	$7,685,105	$148.25	$99.90	$1,136,267	$0.11
2021	$7,662,894	$11,597,679	$3,414,394	$4,761,839	$131.14	$132.33	$1,023,158	$0.18
2020	$6,968,658	$9,031,429	$3,263,408	$3,992,278	$105.95	$92.49	$896,208	$0.16

(1)
For all periods presented, our CEO is Edward B. Pitoniak and our Other NEOs are John W.R. Payne, David A. Kieske, and Samantha S. Gallagher. Please refer to “Executive Officers” on page 50 of this Proxy Statement for additional information.

(2)
The values reflected in this column for 2023, 2022 and 2021 reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”) on page 63 of this Proxy Statement for our CEO and Other NEOs. See the footnotes to the SCT for further detail regarding the amounts in this column.

(3)
In accordance with SEC rules, the CAP reflected in this column for 2023, 2022 and 2021 is computed by replacing the amounts in the “Stock Awards” column of the SCT for each year from the “SCT Total” column of this table with the following amounts: (i) the fair value of as of the last day of the reporting year of unvested equity awards (or portions thereof) that were granted during such year, (ii) as of the last day of the reporting year, the change in fair value of unvested equity awards granted in prior years that remain unvested as of the last day of such year compared to the last day of the previous reporting year, (iii) as of the applicable vesting date, the change in fair value of equity awards that vested during the reporting year compared to the last day of the previous reporting year (computed in a manner consistent with the fair value methodology used to account for share-based payments in the Company’s GAAP financial statements) and (iv) the value of accrued dividends paid in cash on equity awards that vested during the reporting year. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our CEO or Other NEOs during the applicable year. In accordance with Item 402(v) of Regulation S-K, CAP for our CEO and Average CAP for our Other NEOs for the year ended December 31, 2023 was computed as follows:

	2023
	CEO	Average of Other NEOs
SCT Total Compensation	$11,277,678	$4,445,945
Minus SCT Stock Awards Value	$(6,250,000)	$(1,835,833)
Plus Fair Value of Unvested Equity Awards Granted During the Reporting Year as of Last Day of Reporting Year	$5,326,276	$1,564,533
Plus Change in Fair Value of Unvested Equity Awards Granted in Prior Years as of Last Day of Reporting Year from Last Day of Year Preceding Reporting Year	$682,903	$235,877
Plus Change in Fair Value of Equity Awards Vested in Reporting Year as of Vesting Date from Last Day of Year Preceding Reporting Year	$362,355	$135,275
Plus Value of Accrued Dividends Paid Upon Vesting of Equity Awards in Reporting Year	$1,046,760	$389,040
Total Compensation Actually Paid	$12,445,973	$4,934,837

70	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

EXECUTIVE COMPENSATION

(4)
Reflects the cumulative TSR of the Company and the RMZ for the year ended December 31, 2020, the two years ended December 31, 2021, the three years ended December 31, 2022, and the four years ended December 31, 2023, assuming a $100 investment at the closing price on December 31, 2019 and the reinvestment of all dividends.

(5)
AFFO Per Share Growth is presented based on the growth in AFFO per share for the relevant year versus the immediately prior year. AFFO Per Share Growth over a one-year period is presented solely to comply with SEC rules and does not reflect the actual metric used by the Compensation Committee in determining payouts under our STIP, which are based on AFFO per share growth over a two-year period. Specifically, (i) for 2023, the STIP payout was based on actual AFFO per share growth of $0.33 for the two-year period from January 1, 2022 to December 31, 2023, (ii) for 2022, the STIP payout was based on actual AFFO per share growth of $0.29 for the two-year period from January 1, 2021 to December 31, 2022, (iii) for 2021, the STIP payout was based on actual AFFO per share growth of $0.34 for the two-year period from January 1, 2020 to December 31, 2021, and (iv) for 2020, the STIP payout was based on actual AFFO per share growth of $0.21 for the two-year period from January 1, 2019 to December 31, 2020. For additional information regarding our STIP, see “2023 Short-Term Incentive Plan” on page 57 of this Proxy Statement.

(6)
AFFO is a non-GAAP financial measure. For a definition and reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure, see the section entitled “Reconciliation of Non-GAAP Measures” on pages 48-49 of our 2023 Annual Report.

Financial Performance Measures
The most important financial performance measures used by the Company to link compensation actually paid to performance for the most recently completed fiscal year are listed herein. We utilize performance-based short-term cash incentive compensation to motivate our executive officers to achieve short-term company performance goals that will inure to the benefit of our Company and stockholders and to align executive officers’ interests with those of the stockholders. We utilize time- and performance-based long-term equity incentive compensation to align our executive officers’ focus on achieving the Company’s strategic objectives with the absolute and relative stockholder return expectations of our stockholders. The manner in which these measures are utilized to calculate the amounts of incentive compensation paid to our NEOs is described in more detail in “2023 Executive Compensation” beginning on page 56 of this Proxy Statement.
Significant Financial Performance Measures
Absolute TSR
Relative TSR
AFFO Per Share Growth

Pay Versus Performance Analysis
The following graphs illustrate the relationship, during the period beginning January 1, 2020 and ending December 31, 2023, of the CAP to our CEO (“CEO CAP”) and the average CAP to our Other NEOs (“Other NEO Average CAP”) to:
•
our cumulative TSR and the cumulative TSR of the constituent companies in the RMZ,

•
our net income, and

•
our AFFO per share growth (in each case as set forth in the table above).

For additional information on these metrics for the years ended December 31, 2020, 2021, 2022 and 2023, please refer to our Annual Reports on Form 10-K and definitive proxy statements on DEF 14A filed with the SEC for each year.
Compensation Actually Paid (CAP) vs. Cumulative TSR
The year-over-year decreases in our CEO CAP and Other NEO Average CAP were driven primarily by (i) a reduction in the fair value of unvested equity awards as of the last day of the reporting year, and (ii) the difference in the fair value of unvested equity awards as of the prior year end compared to the reporting year. The changes in Cumulative TSR during the reporting year reflect our continued ability to generate long-term stockholder value through quarterly dividend payments (including an increase announced in the third quarter of the reporting year), offset by the decline in our stock price from the end of the prior reporting year. Our strong TSR growth during the reporting period also outperformed the constituent companies in the RMZ.

71

EXECUTIVE COMPENSATION

Compensation Actually Paid (CAP) vs. Net Income
The year-over-year increases in our net income reflect our continued execution of accretive transactions to further our growth strategy, impacted by our adoption of ASC 326 “Financial Instruments-Credit Losses”. For each of the years ended December 31, 2020, 2021, 2022 and 2023, we recorded a non-cash change in CECL allowance of $244.5 million, $(19.5 million), $834.5 million and $102.8 million, respectively, each of which impacts net income, primarily as a result of the initial CECL allowances on our transactional activity subject to these requirements in each period. For additional information, please refer to Note 5 — Allowance for Credit Losses in our Consolidated Financial Statements included in our 2023 Annual Report.
Compensation Actually Paid (CAP) vs. AFFO Per Share Growth
While the most significant portion of NEO compensation is in the form of equity, and Absolute TSR and Relative TSR are the applicable performance metrics for our performance-based equity awards (for which comparable information is separately presented above), AFFO per share growth (measured over a two-year period) represents our primary earnings measure and is the sole metric utilized under our annual short-term incentive plan, or STIP. For each of the years ended December 31, 2020, 2021, 2022 and 2023, our AFFO per share growth was driven by significant AFFO growth on an absolute basis in each year offset by increased weighted average share count for the respective period. Our AFFO per share growth for each of the reported years exceeded the “superior” performance level established by the Compensation Committee for each performance year.

72	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes information as of December 31, 2023, relating to equity compensation plans of the Company pursuant to which shares of our common stock are authorized for issuance:
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	807,151	N/A	10,202,301(2)
Equity compensation plans not approved by security holders	—	—	—
Total	807,151	—	10,202,301

(1)
Represents shares of common stock that may be issued upon settlement of PSUs. The number of shares to be issued in respect of PSUs outstanding as of December 31, 2023 has been calculated based on the assumption that the applicable performance period for each outstanding award had terminated and been valued as of December 31, 2023, resulting in the assumed achievement of the current levels of performance with respect to such PSUs set forth in “Executive Compensation Summary — Status of Outstanding LTIP Performance-Based Awards (PSUs)” on page 60 of this Proxy Statement. We have no outstanding options, warrants or rights.

(2)
Represents shares of our common stock available for issuance under our 2017 Stock Incentive Plan.

73

PROPOSAL 4: NON-BINDING, ADVISORY VOTE ON THE FREQUENCY OF HOLDING STOCKHOLDER ADVISORY VOTES ON EXECUTIVE OFFICER COMPENSATION
Introduction

In accordance with the requirements of Section 14A of the Exchange Act, we are asking for an advisory vote on the frequency with which say-on-pay votes, similar to Proposal 3, in this Proxy Statement, should be held in the future. This advisory vote is commonly referred to as “say-on-frequency.” Stockholders may vote to indicate their preference for conducting a say-on-pay vote every:
•
One year;

•
Two years; or

•
Three years.

Stockholders may also abstain from voting on the matter. The Board of Directors has determined that holding a say-on-pay vote every year is the most appropriate option for the Company. In recommending an annual advisory vote on executive compensation, the Board of Directors concluded that an annual vote provides the highest level of accountability by allowing our stockholders to provide us with timely feedback on our compensation policies and practices as disclosed in our proxy statement for the annual meeting of stockholders every year. Additionally, an annual say-on-pay vote is consistent with our general policy of seeking regular input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation policies and practices. The next advisory vote on the frequency of holding a say-on-pay vote (after this year’s Annual Meeting) will occur no later than the annual meeting of stockholders to be held in 2030.
The vote on this proposal is non-binding and advisory in nature. Because of this, it will not affect the results of any vote on executive compensation that has already been held, and it will not be binding on or overrule any decisions by the Board of Directors or Compensation Committee. The Board of Directors may determine to hold an advisory vote on executive compensation more or less frequently than the option selected by our stockholders. However, the Board of Directors values our stockholders’ opinions and the Board of Directors will consider the outcome of the vote when determining the frequency of future advisory votes on executive compensation.
Vote Required

The option (every one year, two years or three years) that receives a majority of all the votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been recommended by stockholders. For purposes of this advisory vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. In the event that no option receives a majority of the votes cast, the Board of Directors will consider the option that receives the most votes to be the option recommended by stockholders. In either case, this vote is advisory and not binding on the Board of Directors or the Company in any way, and the Board of Directors may determine that it is in the best interests of the Company to hold an advisory vote on executive compensation more or less frequently than the option recommended by our stockholders.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE OF “ONE YEAR” ON THE FREQUENCY OF HOLDING STOCKHOLDER ADVISORY VOTES ON EXECUTIVE OFFICER COMPENSATION.

74	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

ABOUT THE MEETING: QUESTIONS & ANSWERS
WHY AM I RECEIVING THIS PROXY STATEMENT?
This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting to be held for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. This solicitation is made by VICI on behalf of our Board of Directors. This Proxy Statement, the enclosed Proxy Card and our 2023 Annual Report are first being mailed to stockholders beginning on or about March 14, 2024.
WHAT AM I BEING ASKED TO VOTE ON, AND WHAT ARE THE BOARD OF DIRECTORS’ VOTING RECOMMENDATIONS?
Proposal 1: Election of Directors
The election of seven directors to our Board of Directors, each for a term expiring at the 2025 annual meeting of stockholders or until their respective successors are elected and qualified “FOR”
Proposal 2: Ratification of Appointment of Deloitte & Touche LLP
The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 “FOR”
Proposal 3: Advisory Vote on Executive Compensation
The approval (on a non-binding, advisory basis) of the compensation of our named executive officers “FOR”
Proposal 4: Advisory Vote on Frequency of Holding Stockholder Advisory Votes on Executive Officer Compensation
The recommendation (on a non-binding, advisory basis) of the frequency of holding stockholder advisory votes on executive officer compensation “ONE YEAR”
WILL ANY OTHER MATTERS BE VOTED ON?
The proposals set forth in this Proxy Statement constitute the only business that the Board of Directors intends to present at the Annual Meeting. The proxy does, however, confer discretionary authority upon the persons designated as proxy holders on the Proxy Card, or their substitutes, to vote on any other business that may properly come before the meeting.
WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
Only holders of record of our common stock, or their duly appointed proxies, as of the close of business on March 4, 2024, the record date for the Annual Meeting, are entitled to receive notice of and to vote at the Annual Meeting and all postponements or adjournments thereof. Our common stock constitutes the only class of securities entitled to vote at the meeting.
WHAT ARE THE VOTING RIGHTS OF STOCKHOLDERS?
Each share of common stock outstanding on the record date entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting.
HOW CAN I ATTEND AND VOTE AT THE ANNUAL MEETING?
As the Annual Meeting will be held virtually, you will not be able to attend the Annual Meeting in person. You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on March 4, 2024, the record date for the Annual Meeting.

75

ABOUT THE MEETING: QUESTIONS & ANSWERS

•
Attending the Annual Meeting: To attend the Annual Meeting, visit www.virtualshareholdermeeting.com/VICI2024. You will be asked to enter the 16-digit control number found on the Proxy Card and the voting instruction form that accompanied your proxy materials.

•
Voting During the Annual Meeting: If you are a stockholder as of the record date, you may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

•
Technical Support for the Annual Meeting: If you have difficulty accessing the virtual Annual Meeting, technicians will be available to assist you via the toll-free phone number listed at www.virtualshareholdermeeting.com/VICI2024.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting. For information on how to vote prior to the Annual Meeting, see “How Do I Vote Without Attending the Annual Meeting?”
HOW DO I VOTE WITHOUT ATTENDING THE ANNUAL MEETING?
Voting by Proxy for Shares Registered Directly in the Name of the Stockholder. If you are a stockholder of record, you may instruct the proxy holders named in the Proxy Card how to vote your shares of common stock in one of the following ways:

Vote by Internet. In order to vote on the Internet, you must go to www.proxyvote.com, have your Notice of Availability, Proxy Card or voting instruction form in hand and follow the instructions. If you vote via the Internet, you do not need to return your Proxy Card.

Vote by Phone. In order to vote by telephone, you must call the toll-free number listed on your Notice of Availability and/or Proxy Card, have your Notice of Availability, Proxy Card or voting instruction form in hand and follow the instructions. If you vote by telephone, you do not need to return your Proxy Card.

Vote by Mail. To vote by mail, if you have not already received one, you may request a Proxy Card from us as instructed in the Notice of Availability and sign, date and mail the Proxy Card in the postage-paid envelope provided. Properly signed and returned proxies will be voted in accordance with the instructions contained therein.

Voting by Proxy for Shares Held in Street Name. If you are the beneficial owner of shares of common stock held in “street name” (that is, through a bank, broker or other nominee), then you should follow the instructions provided to you by your broker, bank or other nominee.
WILL I BE ABLE TO PARTICIPATE IN THE VIRTUAL ANNUAL MEETING IN THE SAME WAY THAT I WOULD BE ABLE TO PARTICIPATE IN AN IN-PERSON ANNUAL MEETING?
Yes. We have taken steps to ensure that the format of the virtual Annual Meeting affords stockholders the same rights and opportunities to participate as they would at an in-person meeting, as well as further enhancements to stockholder access, participation and communication by providing stockholders the ability to submit questions in advance of the meeting.
You may submit a question in advance of the meeting at www.proxyvote.com after logging in with your control number found on your Proxy Card, voting instruction form or Notice of Availability. Questions may also be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/VICI2024. All questions submitted should be relevant to the matters properly addressed during this meeting. Questions specific to the proposals to be presented for a vote will, if appropriate, be reviewed and responded to prior to voting. Other appropriate questions relevant to the matters addressed at the Annual Meeting will also be answered at that time. The Company will respond to as many appropriate questions as time allows, although questions may be limited on a per stockholder basis due to time constraints. Any question submitted that is not relevant to the matters properly addressed during the meeting or otherwise appropriate, including off-topic, personal or other inappropriate questions, will not be answered during the Annual Meeting.
A replay of the meeting, as well as any appropriate questions pertinent to meeting matters and management’s answers that could not be answered during the meeting due to time constraints, if any, will be made publicly available through our investor relations website promptly after the Annual Meeting.
WHAT WILL CONSTITUTE A QUORUM AT THE ANNUAL MEETING?
The presence in person (virtually) or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast on any matter at the Annual Meeting as of March 4, 2024 will constitute a quorum, permitting the stockholders to conduct business at the Annual Meeting. As of the March 4, 2024 record date, there were 1,043,137,031 shares of common stock outstanding. If you have returned valid proxy instructions or if you hold your shares of common stock in your own name as a holder of record and attend the Annual Meeting (virtually), your shares will be counted for the purpose of determining whether there is a quorum. We will include abstentions and “broker non-votes” in the calculation of the number of shares of common stock considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. If a quorum is not present, the Annual Meeting may be adjourned from time to time to a date not more than 120 days after March 4, 2024, by the vote of a majority of the shares of common stock represented at the Annual Meeting in person (virtually) or by proxy until a quorum has been obtained.
WHAT ARE BROKER NON-VOTES?
Broker non-votes occur when nominees, such as banks and brokers holding shares in “street name” on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Annual Meeting. If that happens, the

76	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

ABOUT THE MEETING: QUESTIONS & ANSWERS

nominees may vote those shares of common stock only on matters deemed “routine” by NYSE, the exchange on which our common stock is listed. On non-routine matters, nominees holding shares for a beneficial owner cannot vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote”.
Proposal 2 (Ratification of Appointment of Deloitte) is the only proposal that is considered “routine” under the NYSE rules. Accordingly, no broker non-votes will arise in the context of voting for the ratification of the appointment of Deloitte as our independent registered public accounting firm for our year ending December 31, 2024, and the broker is permitted to vote your shares on such ratification even if the broker does not receive voting instructions from you.
However, broker non-votes may arise in the context of Proposal 1 (Election of Directors), Proposal 3 (Advisory Vote on Executive Compensation) and Proposal 4 (Advisory Vote on the Frequency of Holding Stockholder Advisory Votes on Executive Officer Compensation) because such proposals are considered non-routine matters under the NYSE rules. Consequently, if you do not give your broker specific voting instructions, your broker will not be able to vote on either of these proposals on your behalf.
HOW ARE THE PROXY CARD VOTES COUNTED?
If the accompanying Proxy Card is properly completed, signed and returned to us, and not subsequently revoked, it will be voted as directed by you. If the Proxy Card is submitted, but voting instructions are not provided, the proxy will be voted:
•
“FOR” each of the director nominees,

•
“FOR” the ratification of the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024,

•
“FOR” approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers,

•
“ONE YEAR” recommendation, on a non-binding, advisory basis, of the frequency of holding stockholder advisory votes on executive officer compensation, and

•
as recommended by our Board of Directors with regard to any other matters that may properly come before the Annual Meeting, or, if no such recommendation is given, in the discretion of the proxy holders.

MAY I CHANGE MY VOTE AFTER I SUBMIT MY PROXY CARD?
Yes. You may revoke a previously granted proxy at any time before it is exercised by any of the following actions:
•
notifying our Secretary in writing that you would like to revoke your proxy;

•
completing a Proxy Card on the Internet, by telephone or by mail with a later date at or before our Annual Meeting; or

•
attending our Annual Meeting (virtually) and following the instructions available on the meeting website during the meeting.

If your shares of common stock are held on your behalf by a broker, bank or other nominee, you must contact them to receive instructions as to how you may revoke your proxy voting instructions.
WHO PAYS THE COSTS OF SOLICITING PROXIES?
We will pay the cost of solicitation of proxies. In addition to the solicitation of proxies through the Internet or by mail, our directors, officers and employees may also solicit proxies in person, by telephone, electronically, by mail or other means, but they will not be specifically compensated for these services. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to, and obtain proxies from, such beneficial owners.
We may retain the services of a proxy solicitation firm if, in the Board’s view, it is deemed necessary or advisable. Although we do not currently expect to retain such a firm, we estimate that the fees of such firm could be up to $20,000, plus out-of-pocket expenses, all of which would be paid by us.
WHAT SHOULD I DO IF I RECEIVED MORE THAN ONE NOTICE OF AVAILABILITY?
There are circumstances under which you may receive more than one Notice of Availability. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each such brokerage account. In addition, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one Notice of Availability. Please authorize your proxy in accordance with the instructions of each Notice of Availability separately, since each one represents different shares that you own.
You should rely only on the information provided in this Proxy Statement. No person is authorized to give any information or to make any representation not contained in this Proxy Statement and, if given or made, you should not rely on that information or representation as having been authorized by us. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

77

OTHER MATTERS
Annual Report

The Company’s 2023 Annual Report is being made available to stockholders concurrently with this Proxy Statement and does not form part of the proxy solicitation material.
Changing the Way You Receive Proxy Materials in the Future

Instead of receiving a Notice of Availability in the mail for future meetings, stockholders may elect to receive links to proxy materials by e-mail or to receive a paper copy of the proxy materials and a paper Proxy Card by mail. If you elect to receive proxy materials by e-mail, you will not receive a Notice of Availability in the mail. Instead, you will receive an e-mail with links to proxy materials and online voting. In addition, if you elect to receive a paper copy of the proxy materials, or if applicable rules or regulations require paper delivery of the proxy materials, you will not receive a Notice of Availability in the mail. If you received a paper copy of the proxy materials or the Notice of Availability in the mail, you can eliminate all such paper mailings in the future by electing to receive an e-mail that will provide Internet links to these documents. Opting to receive all future proxy materials online will save us the cost of producing and mailing such documents to you and help us conserve natural resources. You can change your election by directing your request in writing to Investor Relations at VICI Properties Inc., 535 Madison Avenue, New York, New York 10022, by sending a blank e-mail with the 16-digit control number on your Notice of Availability to sendmaterial@proxyvote.com, via the Internet at www.proxyvote.com, or by telephone at 1-800-579-1639. Your election will remain in effect until you change it.
Householding of Proxy Materials

Registered and “street-name” stockholders who reside at a single address receive only one annual report and proxy statement at that address unless a stockholder provides contrary instructions. This practice is known as “householding” and is designed to reduce duplicate printing and postage costs. However, if a stockholder wishes in the future to receive a separate annual report or proxy statement, such stockholder may contact Broadridge Financial Solutions at 1-866-540-7095, or in writing at Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717. In any event, if you did not receive an individual copy of this Proxy Statement or our 2023 Annual Report, we will send a copy to you promptly if you address your written request to the Secretary, VICI Properties Inc., 535 Madison Avenue, New York, New York 10022, or emailing corporate.secretary@viciproperties.com. Stockholders can request householding if they receive multiple copies of the annual report and proxy statement by contacting Broadridge Financial Solutions at the address above.
Stockholder Proposals for 2025 Annual Meeting

Stockholder Proposals Pursuant to Rule 14a-8
Stockholder proposals intended to be presented at the 2025 annual meeting of stockholders must be received by our Secretary no later than November 14, 2024 in order to be considered for inclusion in our proxy statement relating to the 2025 meeting pursuant to Rule 14a-8 under the Exchange Act. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Secretary, VICI Properties Inc., 535 Madison Avenue, New York, New York 10022.
Other Stockholder Proposals
For any nomination or other business to be properly presented by a stockholder at the 2025 annual meeting, other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, the stockholder must give timely notice thereof in writing to the Secretary of the Company and any such other business must otherwise be a proper matter for action by the stockholders. To be timely under our current bylaws, the notice must be delivered to our Secretary, along with the appropriate supporting documentation, as applicable, at our principal executive office not earlier than the 150th day (October 15, 2024) nor later than 5:00 p.m., Eastern Time, on the 120th day (November 14, 2024) prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Under our bylaws, stockholders must follow certain procedures to nominate a person for election as a director at an annual meeting of stockholders, or to introduce an item of business at such meeting. A stockholder must notify our Secretary in writing of the director nominee or the other business.
In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the universal proxy rules under the Exchange Act stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

78	VICI PROPERTIES INC. — 2024 PROXY STATEMENT

OTHER MATTERS

Proxy Access Director Nominations

A stockholder (or group of up to 20 stockholders) who has owned at least 3% of our voting stock continuously for at least three years and has complied with the other requirements in our bylaws may nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two directors and 20% of our Board of Directors. Notice of a proxy access nomination for consideration at our 2025 annual meeting of stockholders must be received no later than November 14, 2024 and no earlier than October 15, 2024. Other specifics regarding the foregoing proxy access right, including the required content of the notice and certain other eligibility and procedural requirements, can be found in Section 14 of Article II of our bylaws.
Other Matters to Come Before the 2024 Annual Meeting

Our Board of Directors does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.
* * * * *
By Order of the Board of Directors,
Samantha Sacks Gallagher
Executive Vice President, General Counsel
and Secretary
March 14, 2024
New York, New York

79

SCAN TOVIEW MATERIALS & VOTE VICI PROPERTIES INC.535 MADISON AVENUEVOTE BY INTERNETNEW YORK, NY 10022Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 P.M. ET on April 29, 2024. Have your proxy card in hand when you accessthe web site and follow the instructions to obtain your records and to create an electronicvoting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/VICI2024You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET onApril 29, 2024. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V30163-P04160KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID
ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYVICI PROPERTIES INC. The Board of Directors recommends you vote FOR each of the following director nominees:1.Election of Directors Nominees: 1a. James R. Abrahamson 1b. Diana F. Cantor 1c. Monica H. Douglas 1d. Elizabeth I. Holland 1e. Craig Macnab 1f. Edward B. Pitoniak 1g. Michael D. Rumbolz For Against Abstain! ! !! ! !! ! !! ! !! ! !! ! !! ! ! The Board of Directors recommends you vote FORForAgainstAbstainproposals 2 and 3.2.To ratify the appointment of Deloitte & Touche LLP as!!!our independent registered public accounting firm forthe fiscal year ending December 31, 2024.3.To approve (on a non-binding, advisory basis) the!!!compensation of our named executive officers.The Board of Directors recommends you vote1 Year2 Years3 YearsAbstain“1 YEAR” for proposal 4.4.To recommend (on a non-binding, advisory basis)!!!!the frequency of holding stockholder advisoryvotes on executive officer compensation.NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the annual meeting or any postponement or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V30164-P04160VICI PROPERTIES INC.Annual Meeting of StockholdersApril 30, 2024 10:00 AM ETThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) David A. Kieske and Samantha S. Gallagher and each of them, as proxies, each with the power to appoint such person's substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side, all of the shares of common stock of VICI PROPERTIES INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM ET on April 30, 2024, solely by means of remote communication in a virtual meeting format and conducted via live audio webcast at www.virtualshareholdermeeting.com/VICI2024, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, with respect to proposals 1 through 4, and in the discretion of the proxies with respect to any other business that may properly come before the meeting and any adjournment or postponement thereof.Continued and to be signed on reverse side